As filed with the Securities and Exchange Commission on or about April 28, 2020

Registration Statement File No. 033-23126

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 38

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 218

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐         immediately upon filing pursuant to paragraph (b) of Rule 485.

☒        on    May 1, 2020    pursuant to paragraph (b) of Rule 485.

☐         60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐         on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐         this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes an individual, flexible premium, variable, whole life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.
The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and one or more variable investment divisions (Separate Account divisions) offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account division, in turn, invests in the funds listed on the following page.
You bear the investment risk of any premium allocated to these Separate Account divisions. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.
The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Please see your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.
The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other life insurance you own.
The policy:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

•
is not guaranteed by any bank or credit union.

•
may go down in value.

•
provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.
To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
(Fax) 1-866-329-4527
www.MassMutual.com
You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Beginning January 1, 2021, we will no longer send you paper copies of fund shareholder reports (Reports) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-866-444-2450. Your election to receive the Reports in paper will apply to all funds available with your policy.
If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, follow the instructions provided on the inside front cover of this prospectus.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus carefully before investing. You should keep it for future reference.
Effective May 1, 2020

Massachusetts Mutual Variable Life Separate Account I
The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA. You bear the entire investment risk for all account value you allocate to a Separate Account division.
We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.MassMutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Global Fund (Series I)
MML Series Investment Fund
MML Equity Index Fund (Class II)
MML Series Investment Fund II
MML Blend Fund (Initial Class)
MML Equity Fund (Initial Class)
MML Managed Bond Fund (Initial Class)
MML U.S. Government Money Market Fund (Initial Class)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio

Summary of Benefits and Risks
Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:
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you have a need for death benefit protection;

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you understand the risks and benefits of the policy;

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you can afford to pay the applicable policy charges to keep the policy in force;

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you understand how the policy charges impact your policy’s account value;

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you understand your account value will fluctuate when allocated to the Separate Account;

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you understand that the Company prohibits market timing and frequent transfers;

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you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

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you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

◦
the limitations on account value access; and

◦
the impact of account value fluctuations on variable death benefit options.

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in later sections of this prospectus.
Benefits of the Policy

Death Benefit. The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.

Right to Return the Policy. You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.

Variable Investment Choices. The policy offers a choice of seven Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.

Guaranteed Principal Account (GPA). In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.

Flexibility. The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:
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choose the timing, amount and frequency of premium payments;

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increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

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change the owner or beneficiary;

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change your investment selections.

Transfers. Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table in the "Summary of Benefits and Risks" section and in the “Policy Transactions” section.

Surrenders and Withdrawals. You may surrender your policy, and we will pay you its cash surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.

Loans. You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.

Assignability. You may generally assign the policy as collateral for a loan or other obligation.

Tax Benefits. You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

Additional Benefits. There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.
Risks of the Policy

Investment Risks. The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.

Suitability. Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender. If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

Withdrawals. A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.

Policy Termination. Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

Limitations on Access to Cash Value
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Withdrawals were not available during the first six months of the first policy year.

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A withdrawal reduces the policy values and may reduce the face amount of the policy.

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A withdrawal may have adverse tax consequences.

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We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

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The minimum withdrawal is $100.

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The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

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The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers
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Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

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We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans. Taking a loan from your policy may increase the risk that your policy will terminate. A loan will have a permanent effect on the policy’s surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences. Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time. Please see the “Federal Income Tax Considerations” section.

Additional Risks. The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Policy Charge Increase. We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force. We will notify the owner of any such changes through a prospectus supplement.
Fee Tables
The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.
Transaction Fees
This table describes the fees and expenses that you will pay at the time you pay premium or take account value out of the policy.
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay premium.	Maximum: 7.5% of premium (5.5% Sales Charge plus 2.0% Premium Tax Charge)	Current: 5.0% of premium (3.0% Sales Charge plus 2.0% Premium Tax Charge)

Charge	When Charge is Deducted	Amount Deducted
Surrender Charges(1)(2)(3)	When you surrender the policy for its net surrender value.
Maximum:
Coverage Years 1 – 15
Administrative Surrender Charge
• Year 1: $5 per $1,000 of selected face amount
• Year 2-10: grades to $0 per $1,000 of selected face amount
• Year 11+: $0.00
Plus
Sales Load Surrender Charge
• Years 1-10: 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band
• Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year
Coverage Years 16+
• $0.00

Current:
Coverage Years 1 – 15
Administrative Surrender Charge
• Year 1: $5 per $1,000 of selected face amount
• Year 2-10: grades to $0 per $1,000 of selected face amount
• Year 11+: $0.00
Plus
Sales Load Surrender Charge
• Years 1-10: 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band
• Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year
Coverage Years 16+
• $0.00

Surrender charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.(1)(2)(3)(4)	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1,000 of selected face amount Plus Sales Load Surrender Charge • 24.5% of premium paid
Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: $0
(1)
For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

(2)
Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Charges and Deductions” section for additional information.
(3)
Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond. The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.

(4)
The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses
This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.
Charge	When Charge is Deducted	Amount Deducted
Mortality Charge(1)	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1,000 of Insurance Risk • $83.33	Current Range of Rates per $1,000 of Insurance Risk • $0.05442 – $25.14283
Mortality charge for a 35-year-old male, non-smoker.(1)(2)	Monthly, on the policy’s monthly charge date.	Maximum: • $0.14096 per $1,000 of Insurance Risk	Current: • $0.12651 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	Maximum: All Policy Years • $8.00 per policy	Current: All Policy Years • Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy • All other policies: $4.00 per policy
Mortality & Expense Risk Charge	Daily	Maximum: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Current: Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations (substandard risks).(3)	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1,000 of Insurance Risk • $83.33	Current Range of Rates per $1,000 of Insurance Risk • $0.014 – $83.33
Loan Interest Rate Expense Charge(4)	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Maximum: All Policy Years • 2.00% of loaned amount	Current: All Policy Years • 0.90% of loaned amount
All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA. The mortality and expense charge is deducted from the assets of the Separate Account only.
(1)
The rates vary by a number of factors including, but not limited to, the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The mortality charge rates reflected in this table are for standard risks. The maximum mortality charge rates are based on the 1980 Commissioners' Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
(2)
The rates shown for the “representative insured” are first year rates only.

(3)
The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.

(4)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Rider Charges
This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.
Riders	When Rider Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider(1)	When you elect an accelerated death benefit.	Maximum: $250	Current: $150 – $250
Accidental Death Benefit Rider(2) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1,000 of Rider Face Amount • $0.06591 – $0.12929	Current Range of Rates per $1,000 of Rider Face Amount • $0.06591 – $0.12929
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.(2)(3)	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1,000 of rider face amount

Riders	When Rider Charge is Deducted	Amount Deducted
Insurability Protection Rider(4) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1,000 of Rider Face Amount • $0.043 – $0.179	Current Range of Rates per $1,000 of Rider Face Amount • $0.043 – $0.179
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.(4)	Monthly, on the policy’s monthly charge date.	• $0.154 per $1,000 of rider face amount
Waiver of Monthly Charges Rider(5)(6)(7) This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction(5) • $0.036 – $0.349	Current Range of Rates per $1 of Monthly Deduction(5) • $0.036 – $0.349
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.(3)(5)(6)(7)	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction(5)
(1)
The fee we deduct may vary by state, but will not exceed $250.

(2)
The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.

(3)
The rates shown for the “representative insured” are first year rates only.

(4)
The rates for the Insurability Protection Rider vary by the insured’s issue age.

(5)
The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.

(6)
For substandard risks, the rates may be increased by a multiple of 0.5, 1 or 2 times the standard rate shown.

(7)
The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

Annual Fund Operating Expenses
While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2019 (before any waivers or reimbursements). Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.
Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses. (1)	0.29%	0.85%
(1)
The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, please see "Compensation We Receive from Funds, Advisers and Sub-Advisers" in the "Investment Choices" section. For information on compensation we pay to broker-dealers selling the policy, please see "Distribution" in the "Other Information" section.

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page
account value	22
Administrative Office	1
attained age	30
cash surrender value	5, 28
free look	4, 14
general investment account	21, 47
good order	12
grace period	23
in force	4, 12
initial selected face amount	14
insurance risk	8, 36, 37
issue date	17
modified endowment contract (MEC)	6, 41
monthly calculation date	36
net investment experience	22
net premium	17
planned premium	15
policy date	17
policy debt	23, 28
policy debt limit	29
policy termination	5, 23
register date	17
selected face amount	14
Separate Account division	1, 19
valuation date	13
7-pay test	41

The Company
In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
General Overview
The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force. “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year.
The policy provides premium payment and death benefit flexibility, permits you to vary the frequency and amount of premium payments, and allows you to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.
Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.
The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.
This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.
From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. A written request is a written or electronic communication or instruction in good order sent by the owner to, and received by MassMutual at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.
Good Order
An instruction or transaction request that we receive at our Administrative Office is considered in “good order” if:
•
we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

•
it includes all instructions and information necessary for us to execute the request or transaction, as described below; and

•
it is signed by you or authorized persons to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in good order. A request or transaction is considered in good order when our Administrative Office is in actual receipt of the instructions related to the request or transaction in writing (or, when permitted, by telephone or website) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account divisions affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the policy. With respect to premium payments, good order also includes receipt by us of sufficient funds to affect the purchase.We may, in our sole discretion, determine whether any particular request or transaction is in good order, and we reserve the right to change or waive any good order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Valuation Date
All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. A valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. Please see “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.
Owner, Insured, Beneficiary
Owner
The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.
Insured
The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.
You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.
Beneficiary
The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form, in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.
If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
Purchasing a Policy
The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy, you had to send us a completed application. The minimum initial selected face amount of a policy depends on the market in which it was sold, the underwriting process used, and the issue age of the insured:
•
Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0 – 55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•
Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.

•
Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0 – 35; $40,000 for Ages 36 – 40; $30,000 for Ages 41 – 45; $20,000 for ages 46 – 50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s selected face amount. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount in effect on the policy date. It is listed on the first page of your policy.
We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.
Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.
Your Right to Return the Policy
You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it, or ten calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also have cancelled increases in selected face amount under the same time limitations. (This period of time may vary by state.)
If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. Please see your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.
In most states we refunded the sum of:
(1)
any premium paid for the policy; plus

(2)
any interest credited to the policy under the GPA; plus or minus

(3)
an amount reflecting the investment experience of the Separate Account divisions under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Premiums
The planned premium amount you pay is based on a number of factors including, but not limited to:
•
the selected face amount;

•
the insured’s gender;

•
the insured’s issue age;

•
the insured’s risk classification;

•
premium frequency;

•
policy charges; and

•
whether or not any riders apply to the policy.

First Premium
Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:
•
your chosen premium frequency;

•
the policy’s initial selected face amount;

•
the issue age, gender, and risk classification of the insured; and

•
any riders on the policy.

Planned Premiums
When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).
We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value. Please see “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section. We will send a notice of any premium needed to prevent termination of this policy.
To change the amount and frequency of planned premiums, you may contact our Administrative Office.
If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.
Example:
Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section.
Subsequent Premium Payments
We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. Please see below for lockbox address details.
Premium payments for VLP policies issued in New York must be sent to the appropriate address:
Regular Mail:	Overnight Mail:
MassMutual VLP PO Box 75233 Chicago, IL 60675-5233	MassMutual VLP 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 75233 Chicago, IL 60654
Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.
We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:
•
your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

•
we are unable to obtain the premium payment from the bank account; or

•
your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility
After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.
We reserve the right to return any premium payment under $10.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will refund the portion of the payment that will exceed the MEC limit. In the event that this amount was applied to your policy, no interest or investment performance will be earned on the portion of the payment that is refunded to you. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.
When we mail the refund, we will give you the option to accept your policy as a MEC. If you want to accept the policy as a MEC, you must complete and sign a MEC Notice and Acknowledgement Form and return it, along with the premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.
You should consult your tax adviser for information on how a MEC may affect your tax situation. For more information on MECs, please see the “Federal Income Tax Considerations” section.
Premium Limitations
The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:
•
an amount equal to $100 plus double the annual minimum annual premium for the policy; or

•
the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the Schedule for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.
We will refund the portion of any payment that will exceed the maximum premium limit. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law. In the event of a refund of excess premium, no premium notices will be generated until the next policy anniversary.
For more information on the test, please see the “Minimum Face Amount” sub-section in the “Death Benefit” section.
How and When Your Premium is Allocated
Net Premium
Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.
Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.
The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.
Net Premium Allocation
When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.
You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
When accompanied by a premium payment, a request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.
When Net Premium is Allocated
The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.
The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.
The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:
•
the policy date;

•
the day we received your completed Part 1 of the application for the policy; or

•
the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

Cash Flow Diagram
The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Please see the “Charges and Deductions” section for more information.
(1)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices
The Separate Account
The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.
We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven Separate Account divisions. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.
Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.
Underlying Funds
We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.MassMutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.
Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC
Large Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
Small/Mid Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Invesco Oppenheimer V.I. Global Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
(1)
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Separate Account division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.
For a list of the funds whose advisers currently pay such compensation, visit
https://www.MassMutual.com/legal/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection
When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.
The Guaranteed Principal Account
Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.
The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, please see the “Our Ability to Make Payments Under the Policy” section.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:
•
4%; or

•
The policy loan rate less the maximum loan interest rate expense charge.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its “account value.” The account value has two components:
•
the variable account value; and

•
the fixed account value.

We will calculate your account value on each valuation date.
Variable Account Value
Transactions in your Separate Account divisions are all reflected through the purchase and sale of  “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.
The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:
•
net premiums allocated to the Separate Account;

•
transfers to the Separate Account from the GPA;

•
transfers and withdrawals from the Separate Account;

•
fees and charges deducted from the Separate Account; and

•
the net investment experience of the Separate Account.

Net Investment Experience
The net investment experience of the variable account value is reflected in the value of the accumulation units.
Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.
The value of an accumulation unit may go up or down from valuation date to valuation date.
When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.
We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.
Fixed Account Value
The fixed account value is the accumulation of:
(1)
net premiums allocated to the GPA; plus

(2)
amounts transferred into the GPA; minus

(3)
amounts transferred or withdrawn from the GPA; minus

(4)
fees and charges deducted from the GPA; plus

(5)
interest credited to the GPA.

Interest on the Fixed Account Value
The fixed account value earns interest at an effective annual rate, credited daily.
For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:
•
the annual loan interest rate minus the current loan interest rate expense charge; or

•
4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the GPA.
For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:
(1)
the current interest rate we declare; or

(2)
the guaranteed interest rate of 4%, if greater.

The current interest rate may change as often as monthly and becomes effective on your policy’s monthly charge date.
Policy Termination and Reinstatement
The policy will not terminate simply because you do not make planned premium payments. In addition, making planned premium payments will not guarantee that the policy will remain in force (for example, if the investment experience of the underlying funds has been unfavorable, your cash surrender value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.
Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, please see the “Federal Income Tax Considerations” section.
Grace Period and Policy Termination
The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt.” Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.
The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.
During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges and any policy debt.
If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Policy
If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:
•
you surrendered it (unless required by law); or

•
five years have passed since it terminated.

To reinstate your policy, we will need:
(1)
a written application to reinstate;

(2)
evidence, satisfactory to us, that the insured is still insurable;

(3)
a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

(4)
a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.
Policy After You Reinstate
If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:
(1)
the premium paid to reinstate your policy, minus

(2)
the premium expense charge, minus

(3)
applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.
We do not reinstate policy debt.
If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.
Policy Transactions
While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.
All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.
Transfers
You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.
We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.
We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:
•
you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and

•
you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding policy year.
Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:
•
by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this policy, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.
Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from an owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a policy year; and

•
require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.
Withdrawals
On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100. We do not charge a withdrawal fee or a surrender charge for a withdrawal.
The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.
You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.
A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Example:
Assume prior to the withdrawal the policy has a face amount of  $50,000 and an account value of  $20,000. If you make a withdrawal of  $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $5,000.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal.
There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.
We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.
The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) Please see “Appendix A” for examples of the impact of withdrawals on the selected face amount.
We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.
Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.
If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, please see the “Federal Income Tax Considerations” section.
We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
Surrenders
You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.
The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.
We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.
It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value
The cash surrender value of the policy is equal to:
•
the account value; less

•
any surrender charges that apply; and less

•
any policy debt.

Loans
We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.
We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.
The maximum loan amount allowed at any time is calculated as follows:
(1)
we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;

(2)
we calculate 90% of the amount determined in (1) above; and

(3)
we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:
•
it may increase the risk that your policy will terminate;

•
it will have a permanent effect on your policy’s cash surrender value;

•
it may increase the amount of premium needed to keep the policy in force;

•
it will reduce the death benefit proceeds; and

•
it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” section below for additional information.
Payment of Proceeds
Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please see the “Other Policy Rights and Limitations” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:
•
4%; or

•
the policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.
Loan Interest Charged
At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or an adjustable loan rate.
On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.
The maximum rate is the greater of:
•
the published monthly average for the calendar month ending two months before the policy year begins; or

•
5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.
Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” section.
Effect of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and cash surrender value by the amount of the policy debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s cash surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your cash surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and cash surrender value that might otherwise be payable.
Whenever you reach your “policy debt limit,” your policy is at risk of terminating. Your policy debt limit is reached when total policy debt exceeds the account value. If this happens, we will notify you in writing. “Grace Period and Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see the “Federal Income Tax Considerations” section for additional information.
As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see “Transfers” in the “Policy Transactions” section for additional information.
Repayment of Loans
All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.

Loan repayments should be mailed to the same address used for premium payments. Please see “Subsequent Premium Payments” in the “Premiums” section for mailing address information.
For any loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
We will deduct any outstanding policy debt from:
•
the proceeds payable on the death of the insured;

•
the proceeds payable when you surrender the policy; or

•
the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.
Death Benefit
If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.
The Death Benefit is the greater of:
•
the Selected Face Amount on the date of death; or

•
the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid policy termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.
You should note that the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. The minimum face amount for your policy is based on your policy’s account value as described below.
While the policy is in force, you may make changes to the selected face amount. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before such transaction requests can be processed.
Minimum Face Amount
In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:
•
gender;

•
attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.); and

•
risk classification.

Please see “Appendix B” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.
Right to Change the Selected Face Amount
You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force with the requested change in selected face amount, a premium payment may be required.

If you increase or decrease the policy selected face amount, your policy may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Selected Face Amount
To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.
An increase in selected face amount may not be:
(1)
less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used);

(2)
made after the anniversary of your policy’s issue date nearest the insured’s 82nd birthday;

(3)
within six months of the Policy Date; or

(4)
within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.
If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.
Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.
Decreases in Selected Face Amount
You may decrease the selected face amount any time after the first policy year. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.
A decrease will reduce the selected face amount in the following order:
(1)
the face amount of the most recent increase; then

(2)
the face amounts of the next most recent increases successively; and last

(3)
the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.
A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (in good order at our Administrative Office) the written request for the decrease. If the policy’s account value (or cash surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.
Decreases in the policy’s selected face amount may have adverse tax consequences.
We reserve the right to terminate the option to decrease the selected face amount.
When We Pay Death Benefit Proceeds
If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material representation of a fact within two years:
•
after the policy is issued; or

•
after a face amount increase where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.
We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.
Payment Options
We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.
If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.
The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period.  Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Installments of a Specified Amount. Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income. Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Life Income with Payments Guaranteed for Amount Applied. Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Interest. We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Joint Lifetime Income. Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor. Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.
All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.
Although the death benefit is generally excludible from the income of the beneficiary who receives it, interest on the death benefit is includible in the beneficiary’s income in the year such interest is credited.
Suicide
If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.
•
If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.

•
If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender
If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.
Other Benefits Available Under the Policy
Additional Benefits You Can Get by Rider
You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the rider. The addition or removal of a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, please see the “Premium Limitations” section. If you added a rider for which we charge, you may cancel (remove) it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

Following is a brief description of the riders that we offer, subject to state availability. For more information on these riders, please see the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.
Note: The following riders can no longer be added to the policy:
•
Accidental Death Benefit Rider

•
Insurability Protection Rider

•
Waiver of Monthly Charges Rider

Accelerated Death Benefit Rider
This rider advances a portion of the policy’s death benefit to the owner when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. There is no monthly charge for this rider. However, if a claim is made under this rider, we will assess a fee that will not exceed $250. This fee is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.
Accidental Death Benefit Rider – This Rider Is No Longer Issued
This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Waiver of Monthly Charges Rider - This Rider Is No Longer Issued
This rider provides that, in the event of the insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Insurability Protection Rider – This Rider Is No Longer Issued
This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, please see the individual fund prospectuses.
Transaction Charges
Premium Expense Charge
We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.
The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 3.0% plus a Premium Tax Charge of 2.0%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Surrender Charges
There is a charge if you fully surrender your policy. Generally, these charges will apply during:
•
the first 15 years of coverage; and

•
the first 15 years after each increase in selected face amount.

The surrender charge has two parts:
(1)
Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.
This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.
In no case, however, will the administrative surrender charge ever exceed $5 per $1,000 of selected face amount.
(2)
Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.
During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.
The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.
The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.
This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.
The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender.
We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.
For more information, please contact your registered representative or call our Administrative Office.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.
Monthly Charges Against the Account Value
The following charges are deducted from the account value on each monthly calculation date up to, but not including, the policy anniversary date on which the insured reaches attained age 100. In some cases, the monthly charges may end sooner as stated below.
The monthly calculation date is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.
Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.
Administrative Charge
The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Mortality Charge
The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.
The maximum mortality charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners' Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners' Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.
We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.
Mortality charges for the policy will not be the same for all policy owners. Your policy’s actual or current mortality charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.
How the Mortality Charge is Calculated
(1)
If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.
The insurance risk is the difference between:

•
The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year; and

•
the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:
Step 1:
We calculate the total insurance risk for your policy:

(a)
We divide the amount of death benefit in effect that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%); and

(b)
We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:
We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that is in force as of your monthly calculation date.

Step 3:
We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

(2)
If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in (1):
(i)
assuming the minimum face amount is in effect; and then

(ii)
assuming the minimum face amount is not in effect.

Step 2:
We allocate the insurance risk:

(a)
calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date; and

(b)
we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:
We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge
We will apply any changes in the mortality charges uniformly for all insureds of the same issue age, gender, risk classification, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.
Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:
•
the amount and timing of premium payments;

•
investment performance;

•
fees and charges assessed;

•
the addition or deletion of certain riders;

•
rider charges;

•
withdrawals;

•
policy loans; and

•
changes to the selected face amount.

Additional Mortality Fees
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (“substandard risks”). Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges
The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.
The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.
For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.
The current charge for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.
Daily Charges Against the Separate Account
The following charge is deducted daily from the Separate Account.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.
The charge is deducted from your account value in the Separate Account but not from the GPA.
This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.
If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.
Fund Expenses
The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. Please see each fund’s prospectus for more information regarding these expenses.
Special Circumstances
There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:
•
there is a reduction of benefits during the first 15 years after a policy is issued; and

•
there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of  $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).
The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•
amount of outstanding policy debt at or near the maximum loan value;

•
unfavorable investment results affecting your policy account value;

•
increasing monthly policy charge rates due to increasing attained age of the insured;

•
high or increasing amount of insurance risk, depending on death benefit option and changing account value; and

•
increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.
To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.
If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.
You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.
Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.

Modified Endowment Contracts
If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:
•
made on or after the date the taxpayer attains age 59½; or

•
made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the 7-pay test. A policy fails this test if:
(1)
the accumulated amount paid under the policy at any time during the first seven contract years exceeds
(2)
the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.
We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
•
that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•
insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•
under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
(1)
the employer intends to insure the employee’s life;

(2)
the maximum face amount for which the employee could be insured at the time the contract was issued; and

(3)
the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
(1)
At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)
The insured was an employee at any time during the 12-month period before his or her death;

(3)
The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

(4)
The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax
If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
•
proof of residency (in accordance with IRS requirements); and

•
the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract  and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.
Other Information
Other Policy Rights and Limitations
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Your Voting Rights
We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard owner voting instructions, we will advise owners of our action and the reasons for such action in the next available annual or semi-annual report.
Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA
We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
We will add interest to the surrender or withdrawal payment if we delay payment for more than 10 working days and the amount of interest is at least $25. The amount of interest, if any, will be credited at the same rate that is paid under the interest payment option.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the cash surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.
Reservation of Company Rights to Change the Separate Account
Separate Account Changes
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•
create new divisions of the Separate Account;

•
create new segments of the Separate Account for any new variable life insurance products we create in the future;

•
eliminate divisions of the Separate Account;

•
close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;

•
combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;

•
transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;

•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•
de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•
change the name of the Separate Account.

Distribution
The policies are no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.
MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). MMLIS receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLIS
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured.
We also pay expense allowances in connection with the sales of the policies.
The SAI contains more detail on the maximum commission percentages and allowances payable under the policy.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Compensation in General
The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners' computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Our Ability to Make Payments Under the Policy
Our Claims Paying Ability
Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
Obligations of Our Separate Account
Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. Please see “The Separate Account” section.
Obligations of Our General Investment Account
Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A
Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount
The new selected face amount is the current selected face amount minus the maximum of:
•
the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy’s specifications pages) minus the new account value; or

•
0.

Example I

Assume the following:
•
Selected Face Amount – $100,000

•
Account Value = $50,000

•
Minimum Face Amount Percentage = 250%

•
Minimum Face Amount = $125,000

•
Withdrawal = $5,000

($100,000/2.5) – ($50,000 – $5,000) = $40,000 – 45,000 = -$5,000
0 > -$5,000; therefore, the new selected face amount remains at $100,000.
Example II

Assume the following:
•
Selected Face Amount = $100,000

•
Account Value = $50,000

•
Minimum Face Amount Percentage = 250%

•
Minimum Face Amount = $125,000

•
Withdrawal = $20,000

($100,000/2.5) – ($50,000 – $20,000) = $40,000 – $30,000 = $10,000
$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Appendix B
Hypothetical Examples of the Impact of the Minimum Face Amount
Example I

Assume the following:
•
Selected Face Amount is $500,000

•
Account value is $50,000

•
No policy debt

•
Insured’s attained age is 45

•
Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.
The death benefit will be $500,000 based on the greater of:
•
$500,000; or

•
$50,000 x 2.15 = $107,500

Example II

Assume the following:
•
Selected Face Amount is $500,000

•
Account value is $250,000

•
No policy debt

•
Insured’s attained age is 45

•
Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.
The death benefit will be $537,500 based on the greater of:
•
$500,000 or

•
$250,000 x 2.15 = $537,500

Hypothetical Example of the Impact of the Account Value and Premiums
Assume the following:
•
Selected face amount is $1,000,000

•
Account value is $50,000

•
Minimum face amount is $219,000

•
No policy debt

Based on these assumptions,
•
the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,
•
the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,
•
the death benefit still remains at $1,000,000.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 033-23126
Class (Contract) Identifier: C000027260

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)
MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
May 1, 2020
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2020, for the Variable Life Plus (VLP) policy. The VLP policy and its prospectus may be referred to in this SAI.
For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.MassMutual.com, or access the Securities and Exchange Commission website at www.sec.gov.
TABLE OF CONTENTS
	SAI	Prospectus
General Information and History	2
Company	2	12
The Separate Account	2	19
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	2
• Benefits Available by Rider	2	33
Underwriters	6	45
Commissions	6	46
Allowances/Overrides	6	46
Additional Information	7
Underwriting Procedures	7
Increases in Selected Face Amount	7	31
Performance Data	7
Experts	8
Financial Statements	8	48
The Registrant	8
The Depositor	8
1

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the "Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in Underlying Investment Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.
Annual Reports
Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:
•
the account value at the beginning of the previous policy year;

•
all premiums paid since that time;

•
all additions to and deductions from the account value during the year; and

•
the account value, death benefit, net surrender value and policy debt as of the current policy anniversary.

This report may contain additional information if required by any applicable law or regulation.
Incidental Benefits
Benefits Available by Rider
The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.
2

The terms and conditions of the riders may vary from state to state and are subject to state availability.
Note: The following riders can no longer be added to the policy:
•
Accidental Death Benefit Rider

•
Insurability Protection Rider

•
Waiver of Monthly Charges Rider

Accelerated Death Benefit Rider
This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
An accelerated benefit will be paid when the following requirements are met:
1. we receive the owner’s written request for payment of an accelerated death benefit under the policy;
2. we receive the insured’s written authorization to release medical records to us;
3. we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and
4. we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.
The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:
•
the base policy death benefit over the policy value (or account value less surrender charge); and

•
the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date.

All other riders are excluded from the Eligible Amount.
The owner may accelerate any portion of the Eligible Amount subject to the following limitations:
•
the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:
•
interest at the annual interest rate we have declared for policies in this class; and

•
a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.
Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.
The rider automatically terminates on the date:
1. an accelerated benefit payment is made; or
2. the policy terminates for any reason; or
3. the policy is changed to a different policy on which the rider is not available.
Accidental Death Benefit Rider — This rider is no longer issued
For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.
3

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred:
1. as a direct result of an accidental bodily injury independent of all other causes; and
2. within 180 days after the injury was received; and
3. while the policy and rider were in force; and
4. on or after the insured’s first birthday.
No rider benefit will be paid if the insured’s death results directly or indirectly from:
1. suicide;
2. war;
3. military service;
4. aviation travel as a pilot, crew member, or while giving or receiving training;
5. natural causes;
6. drugs; or
7. any injury received while committing a felony.
These exclusions are more fully explained in the rider.
The rider terminates automatically:
1. on the expiration date of the rider;
2. upon termination of the policy for any reason; or
3. at the end of the 61 day grace period provided by the policy.
Waiver of Monthly Charges Rider - This rider is no longer issued
This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.
The benefits under the rider end:
1. once the insured is no longer totally disabled; or
2. if satisfactory proof of continued disability is not provided to us as required; or
3. if the insured refuses or fails to have an examination we require; or
4. the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.
Insurability Protection Rider — This rider is no longer issued
For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.
The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule.
There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born.
4

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.
While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.
The rider terminates:
1. after the last regular option date as shown in the policy’s Schedule;
2. if the policy terminates for any reason; or
3. election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.
5

UNDERWRITERS
The policies were sold by registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual. Pursuant to a separate underwriting agreement with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives.
MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MMLIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS was paid the compensation amounts shown below for its actions as principal underwriter for the policies described in the prospectus.
Year	MMLIS
2019	$10,077
2018	$4,601
2017	$4,456
This number does not include allowances or bonuses.
We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.
Commissions
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
The maximum commission percentages MassMutual pays to MMLIS registered representatives are:
Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2 – 10	6%	2%
11+	2%	2%
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS as shown below.
Year	MMLIS
2019	$44,117
2018	$58,705
2017	$63,090
Allowances/Overrides
MassMutual, through MMLIS (a broker-dealer subsidiary of MassMutual), pays expense allowances in connection with the sale of the policies. Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.
6

ADDITIONAL INFORMATION
Underwriting Procedures
Before issuing a policy we required evidence of insurability. This means that;
1. you had to complete an application and submit it to our Administrative Office; and
2. we usually required that the insured have a medical examination.
Acceptance was subject to completion of all underwriting requirements and our underwriting rules.
Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.
Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
There are two non-rated classifications: non-smoker, and smoker.
Increases in Selected Face Amount
A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification for the insured, and a distinct target premium.
It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.
If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.
Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.
PERFORMANCE DATA
From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.
The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.
From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
7

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for VLP on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2019 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 24, 2020, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2019
Statements of Operations and Changes in Net Assets for the years ended December 31, 2019 and 2018
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2019 and 2018
Statutory Statements of Operations for the years ended December 31, 2019, 2018 and 2017
Statutory Statements of Changes in Surplus for the years ended December 31, 2019, 2018 and 2017
Statutory Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017
Notes to Statutory Financial Statements
8

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2019, the related statements of operations and changes in net assets for each of the years or periods (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2019, the results of its operations and the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

April 3, 2020

LA2050	F-1

Appendix A

Massachusetts Mutual Variable Life Separate Account I is comprised of the following divisions and the activities of each division have been included within the accompanying statements of assets and liabilities as of December 31, 2019 and the related statements of operations and changes in net assets for each of the years or periods (as described below) in the two-year period then ended.

Divisions

American Century VP Capital Appreciation Division *

American Century VP Income & Growth Division

American Century VP Inflation Protection Division *

American Century VP International Division

American Century VP Value Division

American Funds® Asset Allocation Division

American Funds® Growth-Income Division

BlackRock Basic Value V.I. Division *, ******

BlackRock High Yield V.I. Division *

BlackRock Total Return V.I. Division *

Delaware VIP® Emerging Markets Division *

Delaware VIP® Small Cap Value Division *

BNY Mellon MidCap Stock Division *, ******,********

DWS Small Cap Index Division ********

Eaton Vance VT Floating-Rate Income Division *

Fidelity® VIP Contrafund® Division (Initial Class)

Fidelity® VIP Contrafund® Division (Service Class)

Fidelity® VIP Freedom 2020 Division *, ******

Fidelity® VIP Freedom 2025 Division *, ******

Fidelity® VIP Freedom 2030 Division *, ******

Fidelity® VIP Freedom 2035 Division *

Fidelity® VIP Freedom 2040 Division *

Fidelity® VIP Freedom 2050 Division *, ******

Fidelity® VIP Growth Division

Fidelity® VIP Overseas Division *, ******

Fidelity® VIP Real Estate Division *

Franklin Mutual Global Discovery VIP Division *, ******

Franklin Small Cap Value VIP Division

Franklin Strategic Income VIP Division *, ******

Goldman Sachs Core Fixed Income Division*, ****

Goldman Sachs Growth Opportunities Division *, ******

Goldman Sachs International Equity Insights Division

Goldman Sachs Large Cap Value Division

Goldman Sachs Mid Cap Value Division

Divisions

Goldman Sachs Small Cap Equity Insights Division*

Goldman Sachs Strategic Growth Division

Goldman Sachs U.S. Equity Insights Division

Invesco Oppenheimer V.I. Capital Appreciation Division **

Invesco Oppenheimer V.I. Conservative Balanced Division **

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division **

Invesco Oppenheimer V.I. Global Division **

Invesco Oppenheimer V.I. Global Strategic Income Division **

Invesco Oppenheimer V.I. Government Money Division **

Invesco Oppenheimer V.I. International Growth Division **

Invesco Oppenheimer V.I. Main Street Division **

Invesco Oppenheimer V.I. Main Street Small Cap Division **

Invesco Oppenheimer V.I. Total Return Bond Division **

Invesco V.I. American Franchise Division *, ******

Invesco V.I. Comstock Division *

Invesco V.I. Diversified Dividend Division

Invesco V.I. Global Real Estate Division *, ******

Invesco V.I. Health Care Division *

Invesco V.I. International Growth Division *, ******

Invesco V.I. Mid Cap Growth Division *, ******

Invesco V.I. Small Cap Equity Division *, ******

Invesco V.I. Technology Division

Ivy VIP Asset Strategy Division ***

Ivy VIP Science and Technology Division *, ******

Janus Henderson Balanced Division (Institutional Class)

Janus Henderson Balanced Division (Service Class)

Janus Henderson Forty Division (Institutional Class)

Janus Henderson Forty Division (Service Class)

LA2050	F-2

Divisions

Janus Henderson Global Research Division

(Institutional Class)

Janus Henderson Global Research Division

(Service Class)

JP Morgan Insurance Trust Small Cap Core Division *, ******

JP Morgan Insurance Trust U.S. Equity Division *, ******

Lord Abbett Developing Growth Division *

Lord Abbet Mid Cap Stock Division *, ******

MFS® Blended Research Core Equity Division *

MFS® Global Real Estate Division *, ******

MFS® Government Securities Division *, ******

MFS® Growth Division

MFS® International Intrinsic Value Division *,*****

MFS® Investors Trust Division

MFS® Mid Cap Value Division*, ******

MFS® New Discovery Division

MFS® Research Division

MFS® Utilities Division *

MFS® Value

MML Aggressive Allocation Division

MML Balanced Allocation Division

MML Blend Division

MML Blue Chip Growth Division

MML Conservative Allocation Division

MML Core Allocation Division ***

MML Dynamic Bond Division ***

MML Equity Division

MML Equity Income Division

MML Equity Index Division (Service Class I) *

MML Equity Index Division (Class II)

MML Focused Equity Division ***

MML Foreign Division

MML Fundamental Growth Division ***

MML Fundamental Value Division ***

MML Global Division (Service Class I) *,******

MML Global Division (Class II)

MML Growth Division ***

MML Growth & Income Division

MML Growth Allocation Division

MML High Yield Division ***

MML Income & Growth Division

MML Inflation-Protected and Income Division

MML International Division ***

Divisions

MML International Equity Division ***

MML Large Cap Growth Division

MML Managed Bond Division

MML Managed Volatility Division

MML Mid Cap Growth Division

MML Mid Cap Value Division

MML Moderate Allocation Division

MML Short-Duration Bond Division ***

MML Small Cap Equity Division

MML Small Cap Growth Equity Division

MML Small Company Value Division ***

MML Small/Mid Cap Value Division

MML Strategic Emerging Markets Division

MML Total Return Bond Division ***

MML U.S. Government Money Market Division

Oppenheimer Global Multi-Alternatives Sub-Account*******

PIMCO All Asset Division *,******

PIMCO CommodityRealReturn® Strategy Division

PIMCO Emerging Markets Bond Division *, ******

PIMCO Global Bond Opportunities Division ****

PIMCO High Yield Division *

PIMCO Long-Term U.S. Government Division *, ******

PIMCO Real Return Division *, ******

PIMCO Total Return Division *

T. Rowe Price Blue Chip Growth Division

T. Rowe Price Equity Income Division

T. Rowe Price Limited-Term Bond Division

T. Rowe Price Mid-Cap Growth Division

T. Rowe Price New America Growth Division

Templeton Foreign VIP Division

Templeton Global Bond VIP Division *

Voya International Index Division *

Voya Russell™ Mid Cap Index Division *

Voya Russell™ Small Cap Index Division *

VY® Clarion Global Real Estate Division

LA2050	F-3

*This division became available to the Separate Account as an investment option on June 26, 2017. This division did not have any investment or unit activity in 2017.

** See Note 2 to the financial statements for information regarding the merger of this division.

***This division did not have any investment activity in 2016. Activity for this division commenced on October 18, 2017.

****This division did not have any investment activity in 2017. Activity for this division commenced on July 25, 2018.

*****Prior to June 1, 2019, known as MFS® International Value Division.

******This division did not have any investment activity in 2018 or 2019.

*******Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

********See Note 2 to the financial statements for the former name of this division.

LA2050	F-4

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019

	American	American	American	American		American	American
	Century	Century	Century	Century	American	Funds®	Funds®	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Growth-	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	43,525	3,067,752	4,825	17,686	1,245,738	953,986	799,298	9,820
Identified cost	$613,840	$28,168,860	$48,614	$169,213	$12,247,242	$21,038,194	$37,409,633	$70,718
Value	$694,665	$30,738,877	$49,510	$203,386	$14,600,054	$22,695,340	$40,028,830	$72,961
Dividends receivable	-	-	-	-	-	-	-	312
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	4
Total assets	694,665	30,738,877	49,510	203,386	14,600,054	22,695,340	40,028,830	73,277
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2	37	-	5	56	58	67	-
NET ASSETS	$694,663	$30,738,840	$49,510	$203,381	$14,599,998	$22,695,282	$40,028,763	$73,277
Outstanding units
Policy owners	495,140	10,009,285	45,675	139,289	3,984,737	6,803,166	9,980,605	63,746
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	2.60	-	-	4.64	-	-	-
Variable Life Select	-	2.76	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	2.76	-	-	3.58	-	-	-
Survivorship Variable Universal Life	-	3.39	-	-	4.06	3.65	4.55	-
Variable Universal Life	-	2.95	-	-	3.86	3.47	4.33	-
Strategic Variable Life® Plus	-	2.45	-	1.46	4.37	-	-	-
Survivorship Variable Universal Life II	-	2.69	-	-	4.06	3.65	4.55	-
Variable Universal Life II
Tier 1	-	2.76	-	-	3.73	3.36	4.19	-
Tier 2	-	3.38	-	-	3.50	3.29	3.84	-
VUL GuardSM
Tier 1	-	3.78	-	-	3.89	3.50	4.37	-
Tier 2	-	3.12	-	-	3.23	3.04	3.54	-
Tier 3	-	3.00	-	-	3.10	2.92	3.40	-
Tier 4	-	3.04	-	-	3.15	2.97	3.46	-
Tier 5	-	3.25	-	-	3.36	3.16	3.69	-
Survivorship VUL GuardSM
Tier 1	-	2.83	-	-	2.84	2.81	3.28	-
Tier 2	-	2.87	-	-	2.88	2.86	3.33	-
Tier 3	-	2.91	-	-	2.93	2.90	3.38	-
Tier 4	-	2.91	-	-	2.93	2.90	3.38	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.40	-	1.08	1.23	-	-	-	1.15

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	BlackRock	Delaware VIP®	Delaware VIP®	DWS	Eaton Vance VT	Fidelity®	Fidelity®	Fidelity®
	Total Return	Emerging	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP
	V.I.	Markets	Value	Index	Income	Contrafund®	Contrafund®	Freedom 2035
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS						(Initial)	(Service)
Investments
Number of shares	26,971	2,906	65	543,976	4,994	2,031,914	183,589	11,977
Identified cost	$329,929	$64,767	$2,288	$8,795,594	$45,642	$66,224,025	$6,038,452	$260,959
Value	$329,589	$70,248	$2,476	$9,231,268	$45,745	$75,526,232	$6,785,441	$291,050
Dividends receivable	275	-	-	-	5	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	1	-	-	-
Total assets	329,864	70,248	2,476	9,231,268	45,751	75,526,232	6,785,441	291,050
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	58	-	60	8	1
NET ASSETS	$329,864	$70,248	$2,476	$9,231,210	$45,751	$75,526,172	$6,785,433	$291,049
Outstanding units
Policy owners	299,448	58,261	2,181	2,590,878	41,816	17,515,147	1,718,442	229,431
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	4.25	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	4.03	-
Survivorship Variable Universal Life	-	-	-	3.87	-	5.53	-	-
Variable Universal Life	-	-	-	3.52	-	4.56	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	4.28	-
Survivorship Variable Universal Life II	-	-	-	3.74	-	4.01	-	-
Variable Universal Life II
Tier 1	-	-	-	3.59	-	4.28	-	-
Tier 2	-	-	-	3.55	-	4.46	-	-
VUL GuardSM
Tier 1	-	-	-	4.56	-	5.09	-	-
Tier 2	-	-	-	3.27	-	4.11	-	-
Tier 3	-	-	-	3.14	-	3.95	-	-
Tier 4	-	-	-	3.19	-	4.01	-	-
Tier 5	-	-	-	3.41	-	4.28	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	3.14	-	3.82	-	-
Tier 2	-	-	-	3.19	-	3.88	-	-
Tier 3	-	-	-	3.24	-	3.94	-	-
Tier 4	-	-	-	3.24	-	3.94	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	3.78	-	-
Tier 2	-	-	-	-	-	3.82	-	-
Tier 3	-	-	-	-	-	3.86	-	-
Tier 4	-	-	-	-	-	4.02	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	1.59	-
MassMutual ElectrumSM	1.10	1.21	1.14	-	1.09	1.34	-	1.27

See Notes to Financial Statements.

F-6

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

				Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	Fidelity®	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	VIP	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
	Freedom 2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	844	2,390	2,020	986,360	38,482	18,780	794	151,785
Identified cost	$18,967	$128,456	$38,217	$16,037,201	$393,971	$171,921	$7,811	$2,355,401
Value	$19,443	$188,089	$39,801	$14,844,712	$417,527	$153,808	$7,296	$2,461,956
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	19,443	188,089	39,801	14,844,712	417,527	153,808	7,296	2,461,956
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	4	-	59	-	4	18	9
NET ASSETS	$19,443	$188,085	$39,801	$14,844,653	$417,527	$153,804	$7,278	$2,461,947
Outstanding units
Policy owners	15,277	82,580	34,147	3,382,682	383,383	94,242	2,564	372,255
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	2.87	6.99
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	5.00	-	-	-	-
Variable Universal Life	-	-	-	4.76	-	-	-	-
Strategic Variable Life® Plus	-	2.29	-	-	-	1.63	2.61	6.50
Survivorship Variable Universal Life II	-	-	-	5.00	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	4.60	-	-	-	-
Tier 2	-	-	-	4.04	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	4.80	-	-	-	-
Tier 2	-	-	-	3.73	-	-	-	-
Tier 3	-	-	-	3.58	-	-	-	-
Tier 4	-	-	-	3.64	-	-	-	-
Tier 5	-	-	-	3.88	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	3.26	-	-	-	-
Tier 2	-	-	-	3.31	-	-	-	-
Tier 3	-	-	-	3.36	-	-	-	-
Tier 4	-	-	-	3.36	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.27	1.51	1.17	1.19	1.09	1.09	-	1.25

See Notes to Financial Statements.

F-7

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs U.S. Equity Insights	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Global Strategic Income
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	633	753,541	7,529	1,251,788	110,176	719,776	2,405,724	4,485,990
Identified cost	$7,694	$9,577,472	$101,451	$63,815,203	$1,601,474	$50,457,247	$89,852,537	$22,468,594
Value	$7,991	$8,967,139	$134,993	$74,819,367	$1,796,965	$60,331,615	$102,363,552	$22,295,369
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	7,991	8,967,139	134,993	74,819,367	1,796,965	60,331,615	102,363,552	22,295,369
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	63	7	74	11	68	84	30
NET ASSETS	$7,991	$8,967,076	$134,986	$74,819,293	$1,796,954	$60,331,547	$102,363,468	$22,295,339
Outstanding units
Policy owners	6,379	2,573,061	45,227	20,221,940	803,323	15,356,351	21,014,111	9,586,299
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$3.34	$-
Large Case Variable Life Plus	-	-	-	-	-	6.79	8.99	0.85
Strategic Variable Life®	-	3.94	3.57	8.13	3.58	6.62	9.77	3.71
Variable Life Select	-	-	-	7.51	-	6.07	8.94	3.49
Strategic Group Variable Universal Life®	-	-	-	4.02	2.24	3.52	5.96	2.62
Survivorship Variable Universal Life	-	3.39	-	3.95	-	3.64	6.10	2.82
Variable Universal Life	-	2.73	-	3.38	-	3.50	5.60	2.67
Strategic Variable Life® Plus	-	3.26	2.96	3.25	2.16	3.21	5.40	2.63
Survivorship Variable Universal Life II	-	2.89	-	2.40	-	1.83	3.48	2.76
Variable Universal Life II
Tier 1	-	3.01	-	2.43	-	2.78	3.54	2.42
Tier 2	-	4.19	-	3.37	-	3.78	4.06	2.11
VUL GuardSM
Tier 1	-	4.50	-	3.80	-	4.41	5.12	2.15
Tier 2	-	3.87	-	3.11	-	3.49	3.74	1.94
Tier 3	-	3.71	-	2.99	-	3.35	3.59	1.87
Tier 4	-	3.77	-	3.04	-	3.40	3.65	1.90
Tier 5	-	4.03	-	3.24	-	3.63	3.90	2.02
Survivorship VUL GuardSM
Tier 1	-	3.65	-	2.98	-	3.37	3.48	1.81
Tier 2	-	3.70	-	3.03	-	3.43	3.53	1.84
Tier 3	-	3.76	-	3.08	-	3.48	3.59	1.87
Tier 4	-	3.76	-	3.08	-	3.48	3.59	1.87
Variable Universal Life III
Tier 1	-	-	-	3.67	-	4.31	3.49	1.75
Tier 2	-	-	-	3.71	-	4.36	3.53	1.77
Tier 3	-	-	-	3.75	-	4.41	3.57	1.79
Tier 4	-	-	-	3.90	-	4.58	3.71	1.86
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.72	1.52	1.18
MassMutual ElectrumSM	1.25	-	-	-	-	1.47	1.31	1.08

See Notes to Financial Statements.

F-8

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	Invesco Oppenheimer V.I. Government	Invesco Oppenheimer V.I. International	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Main Street	Invesco Oppenheimer V.I. Total Return	Invesco V.I.	Invesco V.I. Diversified	Invesco V.I.
	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	3,673,095	10,334,068	1,022,801	124,123	1,730,789	897	85,889	130,565
Identified cost	$3,673,095	$23,520,385	$29,017,770	$2,934,545	$13,396,170	$16,375	$2,169,600	$3,483,418
Value	$3,673,095	$25,318,466	$30,111,256	$2,894,556	$13,725,156	$15,400	$2,338,758	$3,946,977
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	-	-
Total assets	3,673,096	25,318,466	30,111,256	2,894,556	13,725,156	15,400	2,338,758	3,946,977
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	50	82	2	57	-	57	67
NET ASSETS	$3,673,096	$25,318,416	$30,111,174	$2,894,554	$13,725,099	$15,400	$2,338,701	$3,946,910
Outstanding units
Policy owners	2,839,331	18,667,866	9,218,501	512,076	9,499,209	12,235	1,366,611	968,353
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.61	3.46	7.84	6.09	2.11	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	1.30	3.41	3.31	5.62	1.63	-	-	-
Survivorship Variable Universal Life	-	2.75	3.33	-	1.52	-	1.78	4.50
Variable Universal Life	-	2.60	2.68	-	1.60	-	1.69	4.28
Strategic Variable Life® Plus	1.26	3.11	3.12	5.73	1.56	-	-	-
Survivorship Variable Universal Life II	-	2.75	2.85	-	1.70	-	1.78	4.50
Variable Universal Life II
Tier 1	-	2.37	2.96	-	1.41	-	1.64	4.14
Tier 2	-	3.26	3.63	-	1.32	-	1.51	4.16
VUL GuardSM
Tier 1	-	4.50	4.02	-	1.27	-	1.71	4.32
Tier 2	-	3.01	3.35	-	1.22	-	1.40	3.83
Tier 3	-	2.89	3.21	-	1.17	-	1.34	3.68
Tier 4	-	2.94	3.27	-	1.19	-	1.36	3.74
Tier 5	-	3.14	3.48	-	1.27	-	1.45	3.99
Survivorship VUL GuardSM
Tier 1	-	2.89	3.14	-	1.13	-	1.30	3.52
Tier 2	-	2.93	3.18	-	1.15	-	1.32	3.57
Tier 3	-	2.98	3.23	-	1.17	-	1.35	3.63
Tier 4	-	2.98	3.23	-	1.17	-	1.35	3.63
Variable Universal Life III
Tier 1	-	2.62	3.67	-	-	-	2.61	3.55
Tier 2	-	2.65	3.71	-	-	-	2.64	3.59
Tier 3	-	2.68	3.76	-	-	-	2.67	3.63
Tier 4	-	2.78	3.91	-	-	-	2.78	3.78
Strategic Group Variable Universal Life® II	-	1.28	1.57	-	-	-	-	-
MassMutual ElectrumSM	-	1.13	1.30	-	-	1.26	1.20	-

See Notes to Financial Statements.

F-9

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	Invesco V.I. Technology	Ivy VIP Asset Strategy	Janus Henderson Balanced	Janus Henderson Balanced	Janus Henderson Forty	Janus Henderson Forty	Janus Henderson Global Research	Janus Henderson Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS			(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investments
Number of shares	189,572	6,551	4,947	142,805	537,314	6,380	178,995	4,859
Identified cost	$4,332,209	$60,026	$141,763	$4,972,649	$19,741,997	$234,523	$7,545,811	$238,456
Value	$5,162,042	$62,237	$195,302	$5,954,976	$23,845,991	$264,941	$10,129,331	$268,530
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	5,162,042	62,237	195,302	5,954,976	23,845,991	264,941	10,129,331	268,530
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	71	-	3	36	27	46	7	48
NET ASSETS	$5,161,971	$62,237	$195,299	$5,954,940	$23,845,964	$264,895	$10,129,324	$268,482
Outstanding units
Policy owners	1,776,311	48,457	59,786	1,652,455	4,871,577	48,670	5,116,176	101,847
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	3.56	-	1.48	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	2.27	-	-	3.88	-	-	-	-
Variable Universal Life	2.14	-	-	3.69	3.42	-	1.43	-
Strategic Variable Life® Plus	-	-	3.27	-	3.36	-	1.39	-
Survivorship Variable Universal Life II	2.27	-	-	3.88	3.63	-	1.52	-
Variable Universal Life II
Tier 1	1.83	-	-	3.57	4.48	-	1.87	-
Tier 2	3.69	-	-	3.65	6.21	-	2.82	-
VUL GuardSM
Tier 1	4.71	-	-	3.72	-	6.27	-	3.06
Tier 2	3.40	-	-	3.37	-	5.50	-	2.50
Tier 3	3.27	-	-	3.24	-	5.28	-	2.40
Tier 4	3.32	-	-	3.29	-	5.37	-	2.44
Tier 5	3.54	-	-	3.51	-	5.73	-	2.60
Survivorship VUL GuardSM
Tier 1	3.84	-	-	3.20	-	5.01	-	2.49
Tier 2	3.90	-	-	3.25	-	5.09	-	2.53
Tier 3	3.96	-	-	3.30	-	5.17	-	2.57
Tier 4	3.96	-	-	3.30	-	5.17	-	2.57
Variable Universal Life III
Tier 1	4.54	-	-	-	-	-	-	-
Tier 2	4.59	-	-	-	-	-	-	-
Tier 3	4.64	-	-	-	-	-	-	-
Tier 4	4.83	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	1.29	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.26	-	-	-	-	-	-

See Notes to Financial Statements.

F-10

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

		MFS®		MFS®
	Lord Abbett	Blended		International	MFS®	MFS®
	Developing	Research	MFS®	Intrinsic	Investors	New	MFS®	MFS®
	Growth	Core Equity	Growth	Value	Trust	Discovery	Research	Utilities
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	77	325	51,588	727	27,852	326,714	36,727	138
Identified cost	$2,692	$16,247	$2,358,232	$20,912	$818,313	$6,133,462	$976,927	$4,725
Value	$2,312	$17,246	$3,064,326	$21,771	$926,640	$6,625,768	$1,083,064	$4,848
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	2,312	17,246	3,064,326	21,771	926,640	6,625,768	1,083,064	4,848
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	12	-	34	55	18	-
NET ASSETS	$2,312	$17,246	$3,064,314	$21,771	$926,606	$6,625,713	$1,083,046	$4,848
Outstanding units
Policy owners	1,436	13,000	758,864	17,457	224,146	1,257,914	320,275	3,687
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	4.76	-	-	7.21	3.88	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	3.77	-	-	5.65	3.16	-
Survivorship Variable Universal Life	-	-	-	-	4.54	5.87	-	-
Variable Universal Life	-	-	-	-	4.32	5.58	-	-
Strategic Variable Life® Plus	-	-	3.96	-	-	6.23	3.35	-
Survivorship Variable Universal Life II	-	-	-	-	4.54	5.87	-	-
Variable Universal Life II
Tier 1	-	-	-	-	4.18	5.40	-	-
Tier 2	-	-	-	-	4.09	4.53	-	-
VUL GuardSM
Tier 1	-	-	-	-	4.36	5.63	-	-
Tier 2	-	-	-	-	3.77	4.18	-	-
Tier 3	-	-	-	-	3.62	4.02	-	-
Tier 4	-	-	-	-	3.68	4.08	-	-
Tier 5	-	-	-	-	3.93	4.35	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	3.55	4.73	-	-
Tier 2	-	-	-	-	3.61	4.80	-	-
Tier 3	-	-	-	-	3.66	4.87	-	-
Tier 4	-	-	-	-	3.66	4.87	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.61	1.33	1.59	1.25	-	-	-	1.32

See Notes to Financial Statements.

F-11

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

		MML	MML		MML	MML	MML	MML
	MFS®	Aggressive	Balanced	MML	Blue Chip	Conservative	Core	Dynamic
	Value	Allocation	Allocation	Blend	Growth	Allocation	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	1,739	339,178	186,418	1,362,566	751,762	184,729	2,016	1,021
Identified cost	$34,949	$3,432,119	$1,853,542	$28,521,295	$12,300,141	$1,841,284	$24,191	$10,182
Value	$36,426	$3,446,048	$1,843,672	$31,244,028	$12,396,554	$1,838,048	$23,626	$10,289
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	1	-
Total assets	36,426	3,446,048	1,843,672	31,244,028	12,396,554	1,838,048	23,627	10,289
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	14	18	36	41	25	-	-
NET ASSETS	$36,426	$3,446,034	$1,843,654	$31,243,992	$12,396,513	$1,838,023	$23,627	$10,289
Outstanding units
Policy owners	28,747	1,220,243	961,864	7,528,109	4,013,299	1,077,490	17,018	8,669
UNIT VALUE
Variable Life Plus	$-	$-	$-	$10.40	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	8.61	-	-	-	-
Strategic Variable Life®	-	-	-	5.06	2.14	-	-	-
Variable Life Select	-	-	-	4.74	-	-	-	-
Strategic Group Variable Universal Life®	-	1.93	1.60	-	2.74	1.53	-	-
Survivorship Variable Universal Life	-	-	-	3.20	3.14	-	-	-
Variable Universal Life	-	-	-	2.91	2.20	-	-	-
Strategic Variable Life® Plus	-	-	-	2.86	2.02	-	-	-
Survivorship Variable Universal Life II	-	-	-	3.07	2.33	-	-	-
Variable Universal Life II
Tier 1	-	-	-	2.89	2.74	-	-	-
Tier 2	-	-	-	3.27	4.09	-	-	-
VUL GuardSM
Tier 1	-	-	-	3.43	4.40	-	-	-
Tier 2	-	-	-	3.02	3.78	-	-	-
Tier 3	-	-	-	2.90	3.63	-	-	-
Tier 4	-	-	-	2.95	3.69	-	-	-
Tier 5	-	-	-	3.14	3.93	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	2.82	3.72	-	-	-
Tier 2	-	-	-	2.86	3.78	-	-	-
Tier 3	-	-	-	2.91	3.84	-	-	-
Tier 4	-	-	-	2.91	3.84	-	-	-
Variable Universal Life III
Tier 1	-	3.08	2.33	-	5.31	2.18	-	-
Tier 2	-	3.12	2.36	-	5.37	2.20	-	-
Tier 3	-	3.15	2.38	-	5.43	2.23	-	-
Tier 4	-	3.28	2.48	-	5.65	2.31	-	-
Strategic Group Variable Universal Life® II	-	1.44	1.30	1.45	1.82	1.27	1.39	1.19
MassMutual ElectrumSM	1.27	1.23	1.17	1.26	1.52	1.16	1.21	1.10

See Notes to Financial Statements.

F-12

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

		MML	MML	MML	MML		MML	MML
	MML	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Equity	Income	Index	Index	Equity	Foreign	Growth	Value
	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class I)	(Class II)
ASSETS
Investments
Number of shares	3,107,464	101,490	88,956	2,623,355	36,390	25,701	77,368	11,036
Identified cost	$76,101,702	$1,131,075	$2,802,311	$67,192,637	$227,914	$255,964	$821,395	$156,063
Value	$87,307,244	$1,134,663	$2,887,501	$85,127,876	$246,359	$259,581	$775,224	$144,459
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	87,307,244	1,134,663	2,887,501	85,127,876	246,359	259,581	775,224	144,459
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	55	24	13	36	-	14	-	-
NET ASSETS	$87,307,189	$1,134,639	$2,887,488	$85,127,840	$246,359	$259,567	$775,224	$144,459
Outstanding units
Policy owners	21,224,056	454,444	2,088,086	24,254,914	167,057	153,545	503,737	103,360
UNIT VALUE
Variable Life Plus	$10.85	$-	$-	$2.79	$-	$-	$-	$-
Large Case Variable Life Plus	8.82	-	-	6.62	-	-	-	-
Strategic Variable Life®	4.95	-	-	5.43	-	-	-	-
Variable Life Select	4.61	-	-	3.00	-	-	-	-
Strategic Group Variable Universal Life®	2.10	-	-	4.09	-	-	-	-
Survivorship Variable Universal Life	2.67	-	-	3.81	-	-	-	-
Variable Universal Life	2.45	-	-	3.26	-	-	-	-
Strategic Variable Life® Plus	2.39	-	-	3.10	-	-	-	-
Survivorship Variable Universal Life II	2.66	-	-	2.92	-	-	-	-
Variable Universal Life II
Tier 1	2.37	-	-	3.07	-	-	-	-
Tier 2	3.12	-	-	3.96	-	-	-	-
VUL GuardSM
Tier 1	3.47	-	-	4.37	-	-	-	-
Tier 2	2.88	-	-	3.66	-	-	-	-
Tier 3	2.76	-	-	3.51	-	-	-	-
Tier 4	2.81	-	-	3.57	-	-	-	-
Tier 5	2.99	-	-	3.81	-	-	-	-
Survivorship VUL GuardSM
Tier 1	2.60	-	-	3.39	-	-	-	-
Tier 2	2.64	-	-	3.45	-	-	-	-
Tier 3	2.68	-	-	3.50	-	-	-	-
Tier 4	2.68	-	-	3.50	-	-	-	-
Variable Universal Life III
Tier 1	3.06	3.00	-	3.81	-	1.71	-	-
Tier 2	3.09	3.03	-	3.85	-	1.73	-	-
Tier 3	3.12	3.06	-	3.90	-	1.75	-	-
Tier 4	3.25	3.19	-	4.05	-	1.81	-	-
Strategic Group Variable Universal Life® II	1.43	1.54	-	-	1.81	1.14	1.76	1.40
MassMutual ElectrumSM	1.23	1.26	1.38	-	1.44	1.03	1.52	1.20

See Notes to Financial Statements.

F-13

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

							MML
			MML	MML	MML	MML	Inflation-
	MML	MML	Growth	Growth	High	Income	Protected	MML
	Global	Growth	& Income	Allocation	Yield	& Growth	and Income	International
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS	(Class II)
Investments
Number of shares	29,247	5,295	53,330	492,772	10,409	49,229	484,008	2,699
Identified cost	$362,604	$72,444	$975,803	$4,488,002	$104,916	$499,629	$4,931,263	$28,234
Value	$385,177	$75,873	$1,036,195	$4,454,661	$99,616	$489,334	$4,975,603	$27,498
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	385,177	75,873	1,036,195	4,454,661	99,616	489,334	4,975,603	27,498
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	22	-	31	23	-	24	65	-
NET ASSETS	$385,155	$75,873	$1,036,164	$4,454,638	$99,616	$489,310	$4,975,538	$27,498
Outstanding units
Policy owners	124,229	44,023	294,083	1,620,661	75,480	211,374	2,962,522	19,796
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	1.80	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	1.82	-
Variable Universal Life	-	-	-	-	-	-	1.73	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	1.82	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	1.67	-
Tier 2	-	-	-	-	-	-	1.70	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	1.68	-
Tier 2	-	-	-	-	-	-	1.56	-
Tier 3	-	-	-	-	-	-	1.50	-
Tier 4	-	-	-	-	-	-	1.53	-
Tier 5	-	-	-	-	-	-	1.63	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	1.47	-
Tier 2	-	-	-	-	-	-	1.49	-
Tier 3	-	-	-	-	-	-	1.51	-
Tier 4	-	-	-	-	-	-	1.51	-
Variable Universal Life III
Tier 1	3.30	-	3.60	2.78	-	2.83	1.53	-
Tier 2	3.34	-	3.64	2.81	-	2.86	1.55	-
Tier 3	3.38	-	3.68	2.84	-	2.89	1.57	-
Tier 4	3.51	-	3.83	2.95	-	3.01	1.63	-
Strategic Group Variable Universal Life® II	1.54	1.78	1.66	1.38	1.32	1.49	1.16	1.39
MassMutual ElectrumSM	-	1.44	1.38	1.21	1.10	1.21	1.09	1.18

See Notes to Financial Statements.

F-14

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

								MML
	MML	MML	MML	MML	MML	MML	MML	Short-
	International	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Duration
	Equity	Growth	Bond	Volatility	Growth	Value	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	2,583	6,610	2,915,066	744,627	116,591	91,539	136,772	1,733
Identified cost	$27,234	$69,150	$36,405,882	$8,992,448	$1,841,130	$974,019	$1,448,355	$16,878
Value	$26,084	$73,302	$36,821,430	$9,752,738	$1,851,458	$970,311	$1,440,212	$16,793
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	26,084	73,302	36,821,430	9,752,738	1,851,458	970,311	1,440,212	16,793
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	55	81	20	16	17	-
NET ASSETS	$26,084	$73,302	$36,821,375	$9,752,657	$1,851,438	$970,295	$1,440,195	$16,793
Outstanding units
Policy owners	20,299	43,127	14,136,877	4,758,639	520,871	292,549	658,245	15,622
UNIT VALUE
Variable Life Plus	$-	$-	$5.85	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	5.12	-	-	-	-	-
Strategic Variable Life®	-	-	3.27	-	-	-	-	-
Variable Life Select	-	-	3.11	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	2.32	-	-	-	1.68	-
Survivorship Variable Universal Life	-	-	2.65	2.13	-	-	-	-
Variable Universal Life	-	-	2.41	2.01	-	-	-	-
Strategic Variable Life® Plus	-	-	2.41	1.78	-	-	-	-
Survivorship Variable Universal Life II	-	-	2.56	2.13	-	-	-	-
Variable Universal Life II
Tier 1	-	-	2.08	1.90	-	-	-	-
Tier 2	-	-	1.96	2.21	-	-	-	-
VUL GuardSM
Tier 1	-	-	1.89	2.49	-	-	-	-
Tier 2	-	-	1.81	2.04	-	-	-	-
Tier 3	-	-	1.73	1.96	-	-	-	-
Tier 4	-	-	1.76	1.99	-	-	-	-
Tier 5	-	-	1.88	2.12	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	1.70	1.85	-	-	-	-
Tier 2	-	-	1.73	1.88	-	-	-	-
Tier 3	-	-	1.75	1.91	-	-	-	-
Tier 4	-	-	1.75	1.91	-	-	-	-
Variable Universal Life III
Tier 1	-	-	1.59	2.06	5.19	3.80	2.51	-
Tier 2	-	-	1.61	2.08	5.25	3.84	2.53	-
Tier 3	-	-	1.63	2.10	5.31	3.88	2.56	-
Tier 4	-	-	1.70	2.19	5.52	4.04	2.66	-
Strategic Group Variable Universal Life® II	1.29	1.70	1.17	1.21	1.69	1.50	1.34	1.11
MassMutual ElectrumSM	1.07	1.46	1.11	1.11	1.41	1.20	1.19	1.07

See Notes to Financial Statements.

F-15

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	MML Small Cap Equity	MML Small Cap Growth Equity	MML Small Company Value	MML Small/Mid Cap Value	MML Strategic Emerging Markets	MML Total Return Bond	MML U.S. Government Money Market	PIMCO Commodity- RealReturn® Strategy
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	2,544,849	1,110,300	1,444	58,941	10,277	2,203	15,295,915	47,757
Identified cost	$23,658,803	$15,610,894	$23,023	$687,399	$106,587	$24,206	$15,295,102	$313,444
Value	$23,767,662	$15,692,166	$21,300	$651,886	$130,205	$23,663	$15,295,913	$309,942
Dividends receivable	-	-	-	-	-	-	1	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	23,767,662	15,692,166	21,300	651,886	130,205	23,663	15,295,914	309,942
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	75	52	-	18	2	-	60	19
NET ASSETS	$23,767,587	$15,692,114	$21,300	$651,868	$130,203	$23,663	$15,295,854	$309,923
Outstanding units
Policy owners	6,482,956	4,030,464	13,952	233,198	132,199	20,536	13,153,952	370,676
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$2.17	$-
Large Case Variable Life Plus	-	-	-	-	-	-	1.90	-
Strategic Variable Life®	-	3.20	-	-	-	-	1.56	-
Variable Life Select	4.22	-	-	-	-	-	1.46	-
Strategic Group Variable Universal Life®	4.24	-	-	-	0.97	-	-	-
Survivorship Variable Universal Life	3.87	4.38	-	-	-	-	1.37	-
Variable Universal Life	4.49	3.30	-	-	-	-	1.25	-
Strategic Variable Life® Plus	4.70	3.02	-	-	-	-	-	-
Survivorship Variable Universal Life II	4.28	3.50	-	-	-	-	1.26	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	3.60	3.97	-	-	-	-	1.08	-
Tier 2	3.44	4.41	-	-	-	-	1.15	-
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	4.05	5.62	-	-	-	-	1.11	-
Tier 2	3.17	4.07	-	-	-	-	1.06	-
Tier 3	3.04	3.91	-	-	-	-	1.02	-
Tier 4	3.09	3.97	-	-	-	-	1.04	-
Tier 5	3.30	4.24	-	-	-	-	1.11	-
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	3.11	4.13	-	-	-	-	1.04	-
Tier 2	3.15	4.19	-	-	-	-	1.06	-
Tier 3	3.20	4.26	-	-	-	-	1.07	-
Tier 4	3.20	4.26	-	-	-	-	1.07	-
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	3.83	4.23	-	3.60	-	-	0.96	0.82
Tier 2	3.87	4.28	-	3.64	-	-	0.97	0.83
Tier 3	3.92	4.33	-	3.69	-	-	0.98	0.84
Tier 4	4.07	4.50	-	3.83	-	-	1.02	0.87
Strategic Group Variable Universal Life® II	1.49	1.70	1.53	1.38	1.51	1.15	1.04	-
MassMutual ElectrumSM	1.21	1.42	1.19	1.14	1.24	1.10	1.03	1.04

See Notes to Financial Statements.

F-16

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	PIMCO			T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price
	Global Bond	PIMCO	PIMCO	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America
	Opportunities	High Yield	Total Return	Growth	Equity Income	Bond	Growth	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	17,293	22,220	11,792	476,598	689,517	271	2,176,831	109,650
Identified cost	$204,345	$176,442	$126,768	$13,277,127	$19,031,790	$1,339	$58,826,921	$2,928,905
Value	$196,273	$176,651	$129,944	$18,577,769	$18,706,607	$1,319	$62,866,885	$3,539,500
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	5	1	1	-	-	-	-	-
Total assets	196,278	176,652	129,945	18,577,769	18,706,607	1,319	62,866,885	3,539,500
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	40	39	-	49	11
NET ASSETS	$196,278	$176,652	$129,945	$18,577,729	$18,706,568	$1,319	$62,866,836	$3,539,489
Outstanding units
Policy owners	187,216	154,943	118,445	3,509,332	5,417,533	781	9,498,129	908,636
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$5.74	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	8.93	4.80
Variable Life Select	-	-	-	-	-	-	7.13	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	7.12	3.75
Survivorship Variable Universal Life	-	-	-	5.86	3.81	-	8.64	-
Variable Universal Life	-	-	-	5.57	3.62	-	7.84	-
Strategic Variable Life® Plus	-	-	-	-	-	1.69	7.74	4.04
Survivorship Variable Universal Life II	-	-	-	5.86	3.81	-	6.27	-
Variable Universal Life II
Tier 1	-	-	-	5.39	3.51	-	5.71	-
Tier 2	-	-	-	5.16	3.35	-	6.04	-
VUL GuardSM
Tier 1	-	-	-	5.62	3.66	-	7.27	-
Tier 2	-	-	-	4.76	3.09	-	5.57	-
Tier 3	-	-	-	4.57	2.96	-	5.35	-
Tier 4	-	-	-	4.65	3.01	-	5.44	-
Tier 5	-	-	-	4.96	3.21	-	5.80	-
Survivorship VUL GuardSM
Tier 1	-	-	-	4.53	2.75	-	-	-
Tier 2	-	-	-	4.60	2.79	-	-	-
Tier 3	-	-	-	4.67	2.83	-	-	-
Tier 4	-	-	-	4.67	2.83	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.05	1.14	1.10	-	-	1.06	-	-

See Notes to Financial Statements.

F-17

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

				Voya	Voya	VY®
	Templeton	Templeton	Voya	Russell™	Russell™	Clarion
	Foreign	Global	International	Mid Cap	Small Cap	Global
	VIP	Bond VIP	Index	Index	Index	Real Estate
	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	810,702	1,412	122,961	71,365	14,102	36,247
Identified cost	$11,495,284	$23,251	$1,208,582	$1,014,064	$196,422	$436,409
Value	$11,293,084	$23,569	$1,294,774	$959,863	$199,549	$472,660
Dividends receivable	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	3	1	-
Total assets	11,293,084	23,569	1,294,774	959,866	199,550	472,660
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	54	-	-	-	-	15
NET ASSETS	$11,293,030	$23,569	$1,294,774	$959,866	$199,550	$472,645
Outstanding units
Policy owners	5,904,930	22,781	1,139,366	748,449	166,147	196,349
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-
Survivorship Variable Universal Life	1.96	-	-	-	-	-
Variable Universal Life	1.74	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-
Survivorship Variable Universal Life II	1.85	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-
Tier 1	1.73	-	-	-	-	-
Tier 2	2.14	-	-	-	-	-
VUL GuardSM
Tier 1	2.54	-	-	-	-	-
Tier 2	1.97	-	-	-	-	-
Tier 3	1.90	-	-	-	-	-
Tier 4	1.93	-	-	-	-	-
Tier 5	2.05	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	1.78	-	-	-	-	-
Tier 2	1.81	-	-	-	-	-
Tier 3	1.84	-	-	-	-	-
Tier 4	1.84	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	2.36
Tier 2	-	-	-	-	-	2.39
Tier 3	-	-	-	-	-	2.41
Tier 4	-	-	-	-	-	2.51
Strategic Group Variable Universal Life® II	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.03	1.14	1.28	1.20	-

See Notes to Financial Statements.

F-18

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2019

	American	American	American	American		American	American
	Century	Century	Century	Century	American	Funds®	Funds®	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Growth-	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$-	$598,563	$702	$1,578	$281,855	$414,736	$625,569	$2,510

Expenses
Mortality and expense risk fees	1,222	128,210	68	1,106	77,136	114,498	208,452	126

Net investment income (loss)	(1,222)	470,353	634	472	204,719	300,238	417,117	2,384

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	75	487,512	18	212	1,449,751	1,045,561	1,994,642	26
Realized gain distribution	-	2,422,371	-	9,477	760,946	1,120,287	3,754,251	-
Realized gain (loss)	75	2,909,883	18	9,689	2,210,697	2,165,848	5,748,893	26

Change in net unrealized appreciation/ depreciation of investments	80,825	2,563,101	895	34,154	690,507	1,554,572	2,123,603	2,243

Net gain (loss) on investments	80,900	5,472,984	913	43,843	2,901,204	3,720,420	7,872,496	2,269

Net increase (decrease) in net assets resulting from operations	79,678	5,943,337	1,547	44,315	3,105,923	4,020,658	8,289,613	4,653

Capital transactions:
Transfer of net premiums	-	1,389,811	-	-	684,583	1,055,438	1,814,264	-
Transfers due to death benefits	-	(164,980)	-	-	(26,632)	(35,767)	(48,463)	-
Transfers due to withdrawal of funds	(2)	(1,066,256)	431	(2)	(553,673)	(1,410,487)	(1,579,550)	405
Transfers due to policy loans, net of repayments	-	(417,273)	-	-	(244,121)	(411,987)	(625,268)	-
Transfers due to charges for administrative and insurance costs	-	(988,753)	(812)	(2,101)	(414,288)	(846,554)	(1,251,453)	(1,496)
Transfers between divisions and to/from Guaranteed Principal Account	614,987	199,302	48,344	-	(25,974)	431,236	228,812	69,715

Net increase (decrease) in net assets resulting from capital transactions	614,985	(1,048,149)	47,963	(2,103)	(580,105)	(1,218,121)	(1,461,658)	68,624
Total increase (decrease)	694,663	4,895,188	49,510	42,212	2,525,818	2,802,537	6,827,955	73,277

NET ASSETS, at beginning of the year	-	25,843,652	-	161,169	12,074,180	19,892,745	33,200,808	-

NET ASSETS, at end of the year	$694,663	$30,738,840	$49,510	$203,381	$14,599,998	$22,695,282	$40,028,763	$73,277

See Notes to Financial Statements.

F-19

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

					Eaton Vance
	BlackRock	Delaware	Delaware		VT			Fidelity®
	Total	VIP®	VIP®	DWS	Floating-	Fidelity®	Fidelity®	VIP
	Return	Emerging	Small Cap	Small Cap	Rate	VIP	VIP	Freedom
	V.I.	Markets	Value	Index	Income	Contrafund®	Contrafund®	2035
	Division	Division	Division	Division	Division	Division	Division	Division
						(Initial)	(Service)
Investment Income
Dividends	$867	$217	$-	$97,116	$1,890	$320,589	$22,863	$4,567

Expenses
Mortality and expense risk fees	58	117	3	41,625	113	348,190	47,388	568

Net investment income (loss)	809	100	(3)	55,491	1,777	(27,601)	(24,525)	3,999

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	533	(40)	-	47,545	(109)	1,154,190	309,695	4,009
Realized gain distribution	1,117	1,186	-	799,526	-	7,595,959	721,914	424
Realized gain (loss)	1,650	1,146	-	847,071	(109)	8,750,149	1,031,609	4,433

Change in net unrealized appreciation/ depreciation of investments	(340)	5,481	188	1,073,502	102	9,541,494	659,995	30,091

Net gain (loss) on investments	1,310	6,627	188	1,920,573	(7)	18,291,643	1,691,604	34,524

Net increase (decrease) in net assets resulting from operations	2,119	6,727	185	1,976,064	1,770	18,264,042	1,667,079	38,523

Capital transactions:
Transfer of net premiums	5,919	-	-	440,818	-	3,950,473	227,141	292,795
Transfers due to death benefits	-	-	-	(6,900)	-	(212,596)	(82,902)	-
Transfers due to withdrawal of funds	489	(889)	1	(251,515)	93	(3,542,167)	(349,359)	1,257
Transfers due to policy loans, net of repayments	-	-	-	(190,689)	-	(1,571,762)	(7,889)	-
Transfers due to charges for administrative and insurance costs	(802)	(1,391)	-	(295,118)	(1,345)	(2,652,272)	(121,511)	(8,283)
Transfers between divisions and to/from Guaranteed Principal Account	322,139	65,801	2,290	(535,276)	45,233	511,760	(224,348)	(33,243)

Net increase (decrease) in net assets resulting from capital transactions	327,745	63,521	2,291	(838,680)	43,981	(3,516,564)	(558,868)	252,526
Total increase (decrease)	329,864	70,248	2,476	1,137,384	45,751	14,747,478	1,108,211	291,049

NET ASSETS, at beginning of the year	-	-	-	8,093,826	-	60,778,694	5,677,222	-

NET ASSETS, at end of the year	$329,864	$70,248	$2,476	$9,231,210	$45,751	$75,526,172	$6,785,433	$291,049

See Notes to Financial Statements.

F-20

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	Fidelity®			Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	VIP	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	Freedom	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
	2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$300	$274	$629	$148,574	$10,153	$3,592	$103	$18,420

Expenses
Mortality and expense risk fees	4	1,002	210	82,929	989	886	48	10,540

Net investment income (loss)	296	(728)	419	65,645	9,164	2,706	55	7,880

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2	8,652	4,459	(1,164,845)	340	193	(879)	(4,091)
Realized gain distribution	32	9,596	88	2,366,875	-	6	247	86,394
Realized gain (loss)	34	18,248	4,547	1,202,030	340	199	(632)	82,303

Change in net unrealized appreciation/ depreciation of investments	476	30,145	1,584	1,926,483	23,179	21,003	3,032	457,396

Net gain (loss) on investments	510	48,393	6,131	3,128,513	23,519	21,202	2,400	539,699

Net increase (decrease) in net assets resulting from operations	806	47,665	6,550	3,194,158	32,683	23,908	2,455	547,579

Capital transactions:
Transfer of net premiums	-	4,725	-	762,141	26,896	-	86	2,576
Transfers due to death benefits	-	-	-	(18,146)	-	-	-	-
Transfers due to withdrawal of funds	-	(2)	677	(449,111)	-	(19)	(2)	(117,325)
Transfers due to policy loans, net of repayments	-	-	-	(346,334)	-	-	-	-
Transfers due to charges for administrative and insurance costs	(57)	(4,252)	(2,509)	(490,130)	(4,464)	(3,119)	(1,087)	(33,297)
Transfers between divisions and to/from Guaranteed Principal Account	18,694	(12,822)	35,083	(462,771)	1,936	(4,687)	(5,000)	673,376

Net increase (decrease) in net assets resulting from capital transactions	18,637	(12,351)	33,251	(1,004,351)	24,368	(7,825)	(6,003)	525,330
Total increase (decrease)	19,443	35,314	39,801	2,189,807	57,051	16,083	(3,548)	1,072,909

NET ASSETS, at beginning of the year	-	152,771	-	12,654,846	360,476	137,721	10,826	1,389,038

NET ASSETS, at end of the year	$19,443	$188,085	$39,801	$14,844,653	$417,527	$153,804	$7,278	$2,461,947

See Notes to Financial Statements.

F-21

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs U.S. Equity Insights	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Global Strategic Income
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$37	$24,309	$1,631	$41,131	$40,052	$-	$849,530	$844,230

Expenses
Mortality and expense risk fees	6	38,211	742	325,772	13,150	300,139	453,237	116,323

Net investment income (loss)	31	(13,902)	889	(284,641)	26,902	(300,139)	396,293	727,907

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1	(544,221)	2,916	1,226,883	65,318	2,175,616	2,825,760	(545,855)
Realized gain distribution	163	880,609	4,699	6,476,877	28,370	7,200,462	13,418,892	-
Realized gain (loss)	164	336,388	7,615	7,703,760	93,688	9,376,078	16,244,652	(545,855)

Change in net unrealized appreciation/ depreciation of investments	297	2,084,781	18,619	12,817,977	149,313	8,580,609	8,463,536	1,978,390

Net gain (loss) on investments	461	2,421,169	26,234	20,521,737	243,001	17,956,687	24,708,188	1,432,535

Net increase (decrease) in net assets resulting from operations	492	2,407,267	27,123	20,237,096	269,903	17,656,548	25,104,481	2,160,442

Capital transactions:
Transfer of net premiums	2,959	286,845	-	3,209,547	86,372	2,382,886	3,830,108	1,855,784
Transfers due to death benefits	-	(23,602)	-	(160,379)	(19,576)	(140,564)	(363,124)	(77,412)
Transfers due to withdrawal of funds	(43)	(283,133)	(1)	(3,184,135)	(179,653)	(2,363,364)	(3,438,846)	(1,273,152)
Transfers due to policy loans, net of repayments	-	(97,059)	-	(1,235,156)	12,929	(1,010,625)	(1,440,691)	(571,295)
Transfers due to charges for administrative and insurance costs	(77)	(267,707)	(4,525)	(2,466,842)	(50,790)	(1,844,301)	(2,953,351)	(1,058,077)
Transfers between divisions and to/from Guaranteed Principal Account	4,660	(123,137)	-	169,362	(7,916)	(1,280,003)	(497,994)	(249,430)

Net increase (decrease) in net assets resulting from capital transactions	7,499	(507,793)	(4,526)	(3,667,603)	(158,634)	(4,255,971)	(4,863,898)	(1,373,582)
Total increase (decrease)	7,991	1,899,474	22,597	16,569,493	111,269	13,400,577	20,240,583	786,860

NET ASSETS, at beginning of the year	-	7,067,602	112,389	58,249,800	1,685,685	46,930,970	82,122,885	21,508,479

NET ASSETS, at end of the year	$7,991	$8,967,076	$134,986	$74,819,293	$1,796,954	$60,331,547	$102,363,468	$22,295,339

See Notes to Financial Statements.

F-22

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	Invesco	Invesco		Invesco	Invesco
	Oppenheimer	Oppenheimer	Invesco	Oppenheimer	Oppenheimer
	V.I.	V.I.	Oppenheimer	V.I.	V.I.		Invesco V.I.
	Government	International	V.I.	Main Street	Total Return	Invesco V.I.	Diversified	Invesco V.I.
	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$64,111	$237,834	$304,988	$5,046	$445,222	$283	$62,223	$1,496

Expenses
Mortality and expense risk fees	26,661	136,686	128,831	18,954	72,094	18	10,588	18,872

Net investment income (loss)	37,450	101,148	176,157	(13,908)	373,128	265	51,635	(17,376)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	686,497	474,383	(10,829)	4,996	(2)	41,139	(146,193)
Realized gain distribution	-	1,166,184	4,591,244	233,049	-	1,837	115,475	83,122
Realized gain (loss)	-	1,852,681	5,065,627	222,220	4,996	1,835	156,614	(63,071)

Change in net unrealized appreciation/ depreciation of investments	-	3,685,412	2,416,953	419,532	745,358	(975)	246,228	1,032,465

Net gain (loss) on investments	-	5,538,093	7,482,580	641,752	750,354	860	402,842	969,394

Net increase (decrease) in net assets resulting from operations	37,450	5,639,241	7,658,737	627,844	1,123,482	1,125	454,477	952,018

Capital transactions:
Transfer of net premiums	767,571	1,907,146	1,365,460	227,766	1,288,309	-	159,310	463,534
Transfers due to death benefits	(46)	(31,170)	(50,661)	(1,059)	(3,032)	-	(1,307)	(6,769)
Transfers due to withdrawal of funds	(912,168)	(687,997)	(1,664,169)	(237,657)	(386,078)	-	(41,278)	(175,052)
Transfers due to policy loans, net of repayments	(413)	(402,942)	(533,434)	(7,943)	(179,085)	-	(13,564)	(52,498)
Transfers due to charges for administrative and insurance costs	(124,328)	(796,324)	(1,123,639)	(68,080)	(558,442)	-	(106,839)	(169,448)
Transfers between divisions and to/from Guaranteed Principal Account	(68,527)	(662,214)	(634,483)	(71,069)	(3,803)	14,275	25,344	(131,840)

Net increase (decrease) in net assets resulting from capital transactions	(337,911)	(673,501)	(2,640,926)	(158,042)	157,869	14,275	21,666	(72,073)
Total increase (decrease)	(300,461)	4,965,740	5,017,811	469,802	1,281,351	15,400	476,143	879,945

NET ASSETS, at beginning of the year	3,973,557	20,352,676	25,093,363	2,424,752	12,443,748	-	1,862,558	3,066,965

NET ASSETS, at end of the year	$3,673,096	$25,318,416	$30,111,174	$2,894,554	$13,725,099	$15,400	$2,338,701	$3,946,910

See Notes to Financial Statements.

F-23

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

							Janus	Janus
		Ivy	Janus	Janus	Janus	Janus	Henderson	Henderson
	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Global	Global
	Technology	Strategy	Balanced	Balanced	Forty	Forty	Research	Research
	Division	Division	Division	Division	Division	Division	Division	Division
			(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$-	$1,256	$3,492	$88,858	$33,023	$54	$94,005	$2,200

Expenses
Mortality and expense risk fees	21,263	385	1,080	28,318	94,120	1,648	40,478	1,456

Net investment income (loss)	(21,263)	871	2,412	60,540	(61,097)	(1,594)	53,527	744

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	262,799	5	987	282,586	381,476	11,645	528,053	20,342
Realized gain distribution	400,909	2,385	4,924	136,141	1,732,728	20,555	564,731	15,955
Realized gain (loss)	663,708	2,390	5,911	418,727	2,114,204	32,200	1,092,784	36,297

Change in net unrealized appreciation/ depreciation of investments	669,178	6,490	26,676	549,470	4,555,644	40,869	1,171,113	23,238

Net gain (loss) on investments	1,332,886	8,880	32,587	968,197	6,669,848	73,069	2,263,897	59,535

Net increase (decrease) in net assets resulting from operations	1,311,623	9,751	34,999	1,028,737	6,608,751	71,475	2,317,424	60,279

Capital transactions:
Transfer of net premiums	408,489	6,722	4,725	243,186	724,643	8,318	491,859	13,255
Transfers due to death benefits	(15,010)	-	-	(2,449)	(9,432)	-	(7,571)	-
Transfers due to withdrawal of funds	(197,563)	36	(3)	(295,660)	(815,345)	(8,334)	(620,321)	(4,039)
Transfers due to policy loans, net of repayments	(70,401)	-	-	(228,090)	(469,404)	(1,650)	(239,009)	(1,358)
Transfers due to charges for administrative and insurance costs	(214,472)	(77)	(3,391)	(208,097)	(669,345)	(6,658)	(342,783)	(1,041)
Transfers between divisions and to/from Guaranteed Principal Account	249,950	1,831	(154)	544,311	(32,828)	165	142,490	(15,458)

Net increase (decrease) in net assets resulting from capital transactions	160,993	8,512	1,177	53,201	(1,271,711)	(8,159)	(575,335)	(8,641)
Total increase (decrease)	1,472,616	18,263	36,176	1,081,938	5,337,040	63,316	1,742,089	51,638

NET ASSETS, at beginning of the year	3,689,355	43,974	159,123	4,873,002	18,508,924	201,579	8,387,235	216,844

NET ASSETS, at end of the year	$5,161,971	$62,237	$195,299	$5,954,940	$23,845,964	$264,895	$10,129,324	$268,482

See Notes to Financial Statements.

F-24

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

		MFS®		MFS®
	Lord Abbett	Blended		International	MFS®	MFS®
	Developing	Research	MFS®	Intrinsic	Investors	New	MFS®	MFS®
	Growth	Core Equity	Growth	Value	Trust	Discovery	Research	Utilities
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$-	$429	$-	$201	$5,740	$-	$7,870	$-

Expenses
Mortality and expense risk fees	3	55	15,545	18	4,160	35,305	5,848	2

Net investment income (loss)	(3)	374	(15,545)	183	1,580	(35,305)	2,022	(2)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	22	98,401	(6)	38,770	259,452	6,359	(1)
Realized gain distribution	214	2,165	242,729	329	48,801	1,088,324	102,688	-
Realized gain (loss)	214	2,187	341,130	323	87,571	1,347,776	109,047	(1)

Change in net unrealized appreciation/ depreciation of investments	(380)	999	489,342	859	135,422	631,863	157,434	123

Net gain (loss) on investments	(166)	3,186	830,472	1,182	222,993	1,979,639	266,481	122

Net increase (decrease) in net assets resulting from operations	(169)	3,560	814,927	1,365	224,573	1,944,334	268,503	120

Capital transactions:
Transfer of net premiums	-	-	54,730	5,919	27,851	221,131	13,535	2,959
Transfers due to death benefits	-	-	(8,665)	-	-	(17,640)	-	-
Transfers due to withdrawal of funds	-	(152)	(81,800)	(8)	(42,075)	(204,369)	(11,491)	14
Transfers due to policy loans, net of repayments	-	-	1,717	-	(76,644)	(57,673)	(5,636)	-
Transfers due to charges for administrative and insurance costs	-	(652)	(47,287)	(155)	(16,565)	(146,605)	(20,299)	(76)
Transfers between divisions and to/from Guaranteed Principal Account	2,481	14,490	159,234	14,650	86,320	97,823	(7,560)	1,831

Net increase (decrease) in net assets resulting from capital transactions	2,481	13,686	77,929	20,406	(21,113)	(107,333)	(31,451)	4,728
Total increase (decrease)	2,312	17,246	892,856	21,771	203,460	1,837,001	237,052	4,848

NET ASSETS, at beginning of the year	-	-	2,171,458	-	723,146	4,788,712	845,994	-

NET ASSETS, at end of the year	$2,312	$17,246	$3,064,314	$21,771	$926,606	$6,625,713	$1,083,046	$4,848

See Notes to Financial Statements.

F-25

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

		MML	MML		MML	MML	MML	MML
	MFS®	Aggressive	Balanced	MML	Blue Chip	Conservative	Core	Dynamic
	Value	Allocation	Allocation	Blend	Growth	Allocation	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$-	$59,834	$43,813	$719,010	$-	$38,491	$529	$335

Expenses
Mortality and expense risk fees	19	16,951	11,651	125,516	57,449	10,759	201	68

Net investment income (loss)	(19)	42,883	32,162	593,494	(57,449)	27,732	328	267

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	(4,177)	239	506,304	218,359	(8,918)	(8,570)	-
Realized gain distribution	-	271,462	78,807	1,436,747	1,505,675	53,325	1,569	-
Realized gain (loss)	-	267,285	79,046	1,943,051	1,724,034	44,407	(7,001)	-

Change in net unrealized appreciation/ depreciation of investments	1,477	279,891	143,003	2,989,378	1,131,857	126,008	10,467	390

Net gain (loss) on investments	1,477	547,176	222,049	4,932,429	2,855,891	170,415	3,466	390

Net increase (decrease) in net assets resulting from operations	1,458	590,059	254,211	5,525,923	2,798,442	198,147	3,794	657

Capital transactions:
Transfer of net premiums	-	729,640	310,881	1,468,668	927,730	585,410	1,056	2,161
Transfers due to death benefits	-	-	-	(198,683)	(18,492)	-	-	-
Transfers due to withdrawal of funds	-	(81,225)	(126,134)	(903,926)	(753,065)	(175,020)	(80,722)	7
Transfers due to policy loans, net of repayments	-	(13,569)	(24,733)	(441,225)	(515,457)	(200)	-	-
Transfers due to charges for administrative and insurance costs	(252)	(300,104)	(105,631)	(1,636,474)	(510,108)	(57,359)	(283)	-
Transfers between divisions and to/from Guaranteed Principal Account	35,220	155,884	(63,311)	304,524	1,014,799	85,728	2,736	-

Net increase (decrease) in net assets resulting from capital transactions	34,968	490,626	(8,928)	(1,407,116)	145,407	438,559	(77,213)	2,168
Total increase (decrease)	36,426	1,080,685	245,283	4,118,807	2,943,849	636,706	(73,419)	2,825

NET ASSETS, at beginning of the year	-	2,365,349	1,598,371	27,125,185	9,452,664	1,201,317	97,046	7,464

NET ASSETS, at end of the year	$36,426	$3,446,034	$1,843,654	$31,243,992	$12,396,513	$1,838,023	$23,627	$10,289

See Notes to Financial Statements.

F-26

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

		MML	MML	MML	MML		MML	MML
	MML	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Equity	Income	Index	Index	Equity	Foreign	Growth	Value
	Division	Division	Division	Division	Division	Division	Division	Division
			(Service Class I)	(Class II)
Investment Income
Dividends	$1,665,234	$20,753	$70,289	$2,287,904	$621	$4,259	$3,593	$2,581

Expenses
Mortality and expense risk fees	385,730	4,660	5,029	413,280	598	1,349	1,717	973

Net investment income (loss)	1,279,504	16,093	65,260	1,874,624	23	2,910	1,876	1,608

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	623,748	(48,558)	92	5,427,400	(783)	(3,191)	(1,568)	(1,095)
Realized gain distribution	4,313,771	83,566	227,811	6,890,537	4,887	3,532	137,424	15,545
Realized gain (loss)	4,937,519	35,008	227,903	12,317,937	4,104	341	135,856	14,450

Change in net unrealized appreciation/ depreciation of investments	12,021,126	142,658	85,190	6,627,287	30,799	23,125	(30,033)	9,413

Net gain (loss) on investments	16,958,645	177,666	313,093	18,945,224	34,903	23,466	105,823	23,863

Net increase (decrease) in net assets resulting from operations	18,238,149	193,759	378,353	20,819,848	34,926	26,376	107,699	25,471

Capital transactions:
Transfer of net premiums	4,145,654	165,830	2,959	3,367,689	1,614	44,583	4,608	12,695
Transfers due to death benefits	(1,568,313)	-	-	(1,181,494)	-	-	-	(3,907)
Transfers due to withdrawal of funds	(2,635,241)	(66,677)	5,321	(6,768,254)	4,620	(10,512)	(7,785)	(1,350)
Transfers due to policy loans, net of repayments	(1,344,862)	(2,939)	-	(687,402)	-	(3,677)	-	-
Transfers due to charges for administrative and insurance costs	(3,769,108)	(73,372)	(13,758)	(2,605,786)	(4,664)	(15,524)	(2)	(100)
Transfers between divisions and to/from Guaranteed Principal Account	239,809	200,901	2,514,613	947,815	187,641	19,004	613,604	-

Net increase (decrease) in net assets resulting from capital transactions	(4,932,061)	223,743	2,509,135	(6,927,432)	189,211	33,874	610,425	7,338
Total increase (decrease)	13,306,088	417,502	2,887,488	13,892,416	224,137	60,250	718,124	32,809

NET ASSETS, at beginning of the year	74,001,101	717,137	-	71,235,424	22,222	199,317	57,100	111,650

NET ASSETS, at end of the year	$87,307,189	$1,134,639	$2,887,488	$85,127,840	$246,359	$259,567	$775,224	$144,459

See Notes to Financial Statements.

F-27

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

							MML
			MML	MML	MML	MML	Inflation-
	MML	MML	Growth	Growth	High	Income	Protected	MML
	Global	Growth	& Income	Allocation	Yield	& Growth	and Income	International
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class II)
Investment Income
Dividends	$2,000	$181	$7,869	$85,866	$5,784	$8,454	$116,547	$688

Expenses
Mortality and expense risk fees	2,146	418	4,772	21,083	686	2,484	24,673	183

Net investment income (loss)	(146)	(237)	3,097	64,783	5,098	5,970	91,874	505

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,329)	4	78,627	(70,585)	(32)	(28,965)	(42,966)	(16)
Realized gain distribution	10,787	7,324	74,739	311,382	-	16,034	-	1,269
Realized gain (loss)	8,458	7,328	153,366	240,797	(32)	(12,931)	(42,966)	1,253

Change in net unrealized appreciation/ depreciation of investments	75,372	7,923	64,451	388,767	4,500	92,757	307,502	2,914

Net gain (loss) on investments	83,830	15,251	217,817	629,564	4,468	79,826	264,536	4,167

Net increase (decrease) in net assets resulting from operations	83,684	15,014	220,914	694,347	9,566	85,796	356,410	4,672

Capital transactions:
Transfer of net premiums	88,104	11,111	187,026	915,061	9,669	94,470	274,229	1,693
Transfers due to death benefits	-	-	(1)	-	-	-	(60,277)	-
Transfers due to withdrawal of funds	(22,430)	38	(46,397)	(241,294)	48	(27,891)	(192,241)	29
Transfers due to policy loans, net of repayments	(4,056)	-	(18,023)	(76,421)	-	(6,769)	(76,750)	-
Transfers due to charges for administrative and insurance costs	(34,853)	(156)	(107,655)	(285,086)	(5)	(37,885)	(213,139)	-
Transfers between divisions and to/from Guaranteed Principal Account	5,192	3,943	141,559	164,425	6	44,420	242,495	-

Net increase (decrease) in net assets resulting from capital transactions	31,957	14,936	156,509	476,685	9,718	66,345	(25,683)	1,722
Total increase (decrease)	115,641	29,950	377,423	1,171,032	19,284	152,141	330,727	6,394

NET ASSETS, at beginning of the year	269,514	45,923	658,741	3,283,606	80,332	337,169	4,644,811	21,104

NET ASSETS, at end of the year	$385,155	$75,873	$1,036,164	$4,454,638	$99,616	$489,310	$4,975,538	$27,498

See Notes to Financial Statements.

F-28

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

								MML
	MML	MML	MML	MML	MML	MML	MML	Short-
	International	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Duration
	Equity	Growth	Bond	Volatility	Growth	Value	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$433	$385	$1,342,104	$151,633	$315	$14,360	$33,093	$882

Expenses
Mortality and expense risk fees	186	455	146,267	44,244	8,794	4,876	8,277	66

Net investment income (loss)	247	(70)	1,195,837	107,389	(8,479)	9,484	24,816	816

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,759)	(697)	(65,866)	(103,449)	(8,541)	(41,203)	(13,004)	(15)
Realized gain distribution	1,461	8,145	-	-	197,238	88,596	78,308	-
Realized gain (loss)	(1,298)	7,448	(65,866)	(103,449)	188,697	47,393	65,304	(15)

Change in net unrealized appreciation/ depreciation of investments	5,713	9,046	2,095,716	1,003,337	181,822	145,623	112,337	(59)

Net gain (loss) on investments	4,415	16,494	2,029,850	899,888	370,519	193,016	177,641	(74)

Net increase (decrease) in net assets resulting from operations	4,662	16,424	3,225,687	1,007,277	362,040	202,500	202,457	742

Capital transactions:
Transfer of net premiums	4,999	8,223	1,376,772	573,796	376,466	192,007	366,206	636
Transfers due to death benefits	-	-	(28,620)	(10,958)	(2,438)	(1)	(8,017)	-
Transfers due to withdrawal of funds	(4,956)	(16,047)	(1,620,678)	(279,510)	(99,588)	(93,229)	(144,899)	146
Transfers due to policy loans, net of repayments	-	-	(597,284)	(323,508)	(26,248)	(2,905)	(903)	-
Transfers due to charges for administrative and insurance costs	(3)	(52)	(1,223,919)	(371,671)	(169,426)	(82,090)	(112,826)	(639)
Transfers between divisions and to/from Guaranteed Principal Account	-	-	241,750	217,598	292,740	80,753	65,600	14,559

Net increase (decrease) in net assets resulting from capital transactions	40	(7,876)	(1,851,979)	(194,253)	371,506	94,535	165,161	14,702
Total increase (decrease)	4,702	8,548	1,373,708	813,024	733,546	297,035	367,618	15,444

NET ASSETS, at beginning of the year	21,382	64,754	35,447,667	8,939,633	1,117,892	673,260	1,072,577	1,349

NET ASSETS, at end of the year	$26,084	$73,302	$36,821,375	$9,752,657	$1,851,438	$970,295	$1,440,195	$16,793

See Notes to Financial Statements.

F-29

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	MML Small Cap Equity	MML Small Cap Growth Equity	MML Small Company Value	MML Small/Mid Cap Value	MML Strategic Emerging Markets	MML Total Return Bond	MML U.S. Government Money Market	Oppenheimer Global Multi- Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$106,217	$-	$53	$3,887	$301	$1,171	$256,293	$1,049

Expenses
Mortality and expense risk fees	104,440	70,530	143	3,071	1,002	371	65,949	183

Net investment income (loss)	1,777	(70,530)	(90)	816	(701)	800	190,344	866

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	22,473	63,532	(15)	(42,310)	7,620	3,525	581	(1,082)
Realized gain distribution	1,907,560	2,539,081	2,801	75,155	-	-	-	-
Realized gain (loss)	1,930,033	2,602,613	2,786	32,845	7,620	3,525	581	(1,082)

Change in net unrealized appreciation/ depreciation of investments	3,110,362	1,453,252	1,378	64,952	19,726	70	(581)	2,467

Net gain (loss) on investments	5,040,395	4,055,865	4,164	97,797	27,346	3,595	-	1,385

Net increase (decrease) in net assets resulting from operations	5,042,172	3,985,335	4,074	98,613	26,645	4,395	190,344	2,251

Capital transactions:
Transfer of net premiums	1,243,888	892,604	1,033	149,453	20,011	3,063	4,120,347	4,074
Transfers due to death benefits	(55,962)	(26,958)	-	-	-	-	(17,246)	-
Transfers due to withdrawal of funds	(986,506)	(744,672)	16	(50,808)	(35,541)	(37,014)	(7,823,529)	52
Transfers due to policy loans, net of repayments	(478,413)	(255,439)	-	(3,728)	8	-	(731,174)	-
Transfers due to charges for administrative and insurance costs	(868,721)	(567,389)	-	(59,879)	(1,707)	(5)	(1,853,919)	(8)
Transfers between divisions and to/from Guaranteed Principal Account	(1,824)	446,840	-	74,323	176	7	5,650,106	(74,863)

Net increase (decrease) in net assets resulting from capital transactions	(1,147,538)	(255,014)	1,049	109,361	(17,053)	(33,949)	(655,415)	(70,745)
Total increase (decrease)	3,894,634	3,730,321	5,123	207,974	9,592	(29,554)	(465,071)	(68,494)

NET ASSETS, at beginning of the year	19,872,953	11,961,793	16,177	443,894	120,611	53,217	15,760,925	68,494

NET ASSETS, at end of the year	$23,767,587	$15,692,114	$21,300	$651,868	$130,203	$23,663	$15,295,854	$-

See Notes to Financial Statements.

F-30

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	PIMCO
	Commodity-	PIMCO			T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price
	RealReturn®	Global Bond	PIMCO	PIMCO	Blue Chip	Equity	Limited-Term	Mid-Cap
	Strategy	Opportunities	High Yield	Total Return	Growth	Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$12,358	$4,597	$320	$2,723	$-	$400,585	$34	$81,000

Expenses
Mortality and expense risk fees	1,606	466	12	246	99,387	95,267	8	239,445

Net investment income (loss)	10,752	4,131	308	2,477	(99,387)	305,318	26	(158,445)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(19,022)	(174)	-	63	2,090,196	487,563	(9)	776,546
Realized gain distribution	-	-	-	-	470,054	1,102,985	-	4,394,222
Realized gain (loss)	(19,022)	(174)	-	63	2,560,250	1,590,548	(9)	5,170,768

Change in net unrealized appreciation/ depreciation of investments	34,609	6,661	209	3,177	1,872,983	1,972,931	35	10,263,169

Net gain (loss) on investments	15,587	6,487	209	3,240	4,433,233	3,563,479	26	15,433,937

Net increase (decrease) in net assets resulting from operations	26,339	10,618	517	5,717	4,333,846	3,868,797	52	15,275,492

Capital transactions:
Transfer of net premiums	72,344	13,448	-	-	581,415	1,075,313	-	1,967,667
Transfers due to death benefits	-	-	-	-	(27,128)	(27,406)	-	(420,611)
Transfers due to withdrawal of funds	(40,917)	13	1	1,378	(391,620)	(612,942)	(1)	(2,656,780)
Transfers due to policy loans, net of repayments	(3,233)	-	-	-	(177,772)	(383,282)	-	(705,288)
Transfers due to charges for administrative and insurance costs	(23,456)	(2,086)	(165)	(2,925)	(403,452)	(637,483)	(229)	(1,843,899)
Transfers between divisions and to/from Guaranteed Principal Account	46,284	-	176,299	125,775	(294,077)	235,449	-	576,949

Net increase (decrease) in net assets resulting from capital transactions	51,022	11,375	176,135	124,228	(712,634)	(350,351)	(230)	(3,081,962)
Total increase (decrease)	77,361	21,993	176,652	129,945	3,621,212	3,518,446	(178)	12,193,530

NET ASSETS, at beginning of the year	232,562	174,285	-	-	14,956,517	15,188,122	1,497	50,673,306

NET ASSETS, at end of the year	$309,923	$196,278	$176,652	$129,945	$18,577,729	$18,706,568	$1,319	$62,866,836

See Notes to Financial Statements.

F-31

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	T. Rowe Price New America Growth	Templeton Foreign VIP	Templeton Global Bond VIP	Voya International Index	Voya Russell™ Mid Cap Index	Voya Russell™ Small Cap Index	VY® Clarion Global Real Estate
	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$13,278	$182,882	$-	$33,405	$10,460	$916	$10,430

Expenses
Mortality and expense risk fees	21,502	54,582	10	2,262	1,647	276	2,264

Net investment income (loss)	(8,224)	128,300	(10)	31,143	8,813	640	8,166

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	82,113	(5,988)	-	9	(934)	(355)	4,533
Realized gain distribution	226,741	109,161	-	-	141,824	11,754	-
Realized gain (loss)	308,854	103,173	-	9	140,890	11,399	4,533

Change in net unrealized appreciation/depreciation of investments	618,228	973,439	318	86,193	(54,201)	3,127	69,313

Net gain (loss) on investments	927,082	1,076,612	318	86,202	86,689	14,526	73,846

Net increase (decrease) in net assets resulting from operations	918,858	1,204,912	308	117,345	95,502	15,166	82,012

Capital transactions:
Transfer of net premiums	144,279	676,981	5,919	-	2,959	-	85,147
Transfers due to death benefits	-	(28,837)	-	-	-	-	-
Transfers due to withdrawal of funds	(347,636)	(300,197)	19	(4)	(801)	(4,334)	(11,746)
Transfers due to policy loans, net of repayments	(14,936)	(213,817)	-	-	-	-	(17,408)
Transfers due to charges for administrative and insurance costs	(95,830)	(385,325)	(218)	-	(5,342)	(3,298)	(30,433)
Transfers between divisions and to/from Guaranteed Principal Account	134,425	387,277	17,541	1,177,433	867,548	192,016	28,121

Net increase (decrease) in net assets resulting from capital transactions	(179,698)	136,082	23,261	1,177,429	864,364	184,384	53,681
Total increase (decrease)	739,160	1,340,994	23,569	1,294,774	959,866	199,550	135,693

NET ASSETS, at beginning of the year	2,800,329	9,952,036	-	-	-	-	336,952

NET ASSETS, at end of the year	$3,539,489	$11,293,030	$23,569	$1,294,774	$959,866	$199,550	$472,645

See Notes to Financial Statements.

F-32

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2018

	American	American		American
	Century	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Investment Income
Dividends	$563,811	$2,417	$230,397	$352,777	$512,402	$90,912	$484,318	$39,003

Expenses
Mortality and expense risk fees	142,506	1,154	90,936	128,061	242,876	49,103	376,121	48,205

Net investment income (loss)	421,305	1,263	139,461	224,716	269,526	41,809	108,197	(9,202)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	798,740	489	1,246,692	855,564	2,461,003	370,440	3,467,176	302,898
Realized gain distribution	2,200,134	12,499	873	922,351	2,474,412	645,250	5,861,235	553,453
Realized gain (loss)	2,998,874	12,988	1,247,565	1,777,915	4,935,415	1,015,690	9,328,411	856,351

Change in net unrealized appreciation/ depreciation of investments	(5,420,634)	(44,331)	(2,667,400)	(3,084,449)	(5,964,020)	(2,111,180)	(13,793,159)	(1,271,117)

Net gain (loss) on investments	(2,421,760)	(31,343)	(1,419,835)	(1,306,534)	(1,028,605)	(1,095,490)	(4,464,748)	(414,766)

Net increase (decrease) in net assets resulting from operations	(2,000,455)	(30,080)	(1,280,374)	(1,081,818)	(759,079)	(1,053,681)	(4,356,551)	(423,968)

Capital transactions:
Transfer of net premiums	1,432,884	-	686,433	1,183,911	1,829,381	442,321	3,866,266	299,408
Transfers due to death benefits	(63,948)	-	(146,522)	(3,955)	(40,165)	(5,967)	(134,028)	(2,722)
Transfers due to withdrawal of funds	(1,354,070)	-	(889,239)	(641,346)	(1,322,288)	(253,704)	(3,259,303)	(556,661)
Transfers due to policy loans, net of repayments	(517,164)	-	(275,498)	(349,386)	(873,338)	(289,690)	(1,520,128)	(2,880)
Transfers due to charges for administrative and insurance costs	(1,060,456)	(2,047)	(424,581)	(802,313)	(1,182,945)	(300,569)	(2,691,262)	(121,805)
Transfers between divisions and to/from Guaranteed Principal Account	44,107	-	175,961	281,689	3,693	115,126	448,477	(109,151)

Net increase (decrease) in net assets resulting from capital transactions	(1,518,647)	(2,047)	(873,446)	(331,400)	(1,585,662)	(292,483)	(3,289,978)	(493,811)
Total increase (decrease)	(3,519,102)	(32,127)	(2,153,820)	(1,413,218)	(2,344,741)	(1,346,164)	(7,646,529)	(917,779)

NET ASSETS, at beginning of the year	29,362,754	193,296	14,228,000	21,305,963	35,545,549	9,439,990	68,425,223	6,595,001

NET ASSETS, at end of the year	$25,843,652	$161,169	$12,074,180	$19,892,745	$33,200,808	$8,093,826	$60,778,694	$5,677,222

See Notes to Financial Statements.

F-33

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

		Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs	Sachs	Sachs
	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity
	Growth	VIP	Income	Insights	Value	Value	Growth	Insights
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$252	$132,309	$2,806	$3,113	$156	$21,068	$35,122	$1,568

Expenses
Mortality and expense risk fees	1,029	97,717	371	976	54	8,826	40,630	752

Net investment income (loss)	(777)	34,592	2,435	2,137	102	12,242	(5,508)	816

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,202	508,509	(17)	1,101	(200)	18,417	309,298	3,201
Realized gain distribution	23,234	2,253,266	-	27,786	670	191,061	3,522,335	18,376
Realized gain (loss)	27,436	2,761,775	(17)	28,887	470	209,478	3,831,633	21,577

Change in net unrealized appreciation/ depreciation of investments	(27,395)	(4,753,814)	377	(58,895)	(1,627)	(389,378)	(3,915,327)	(30,376)

Net gain (loss) on investments	41	(1,992,039)	360	(30,008)	(1,157)	(179,900)	(83,694)	(8,799)

Net increase (decrease) in net assets resulting from operations	(736)	(1,957,447)	2,795	(27,871)	(1,055)	(167,658)	(89,202)	(7,983)

Capital transactions:
Transfer of net premiums	-	792,191	-	-	79	2,363	331,709	-
Transfers due to death benefits	-	(90,570)	-	-	-	-	(5,695)	-
Transfers due to withdrawal of funds	-	(702,765)	-	2	1	(109,867)	(128,783)	2
Transfers due to policy loans, net of repayments	-	(281,913)	-	-	-	-	(133,337)	-
Transfers due to charges for administrative and insurance costs	(7,642)	(495,426)	(1,686)	(3,182)	(1,038)	(39,958)	(291,495)	(4,557)
Transfers between divisions and to/from Guaranteed Principal Account	-	122,170	359,367	-	-	-	(26,768)	-

Net increase (decrease) in net assets resulting from capital transactions	(7,642)	(656,313)	357,681	(3,180)	(958)	(147,462)	(254,369)	(4,555)
Total increase (decrease)	(8,378)	(2,613,760)	360,476	(31,051)	(2,013)	(315,120)	(343,571)	(12,538)

NET ASSETS, at beginning of the year	161,149	15,268,606	-	168,772	12,839	1,704,158	7,411,173	124,927

NET ASSETS, at end of the year	$152,771	$12,654,846	$360,476	$137,721	$10,826	$1,389,038	$7,067,602	$112,389

See Notes to Financial Statements.

F-34

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	Invesco V.I.			Ivy	Janus	Janus	Janus	Janus
	Diversified	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson
	Dividend	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty
	Division	Division	Division	Division	Division	Division	Division	Division
					(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$48,113	$-	$-	$890	$3,566	$93,409	$-	$-

Expenses
Mortality and expense risk fees	10,457	19,947	22,431	353	997	30,721	95,074	1,670

Net investment income (loss)	37,656	(19,947)	(22,431)	537	2,569	62,688	(95,074)	(1,670)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	49,164	105,344	206,475	30	583	231,599	397,076	2,540
Realized gain distribution	69,081	409,959	184,844	1,950	4,492	137,263	2,798,531	31,882
Realized gain (loss)	118,245	515,303	391,319	1,980	5,075	368,862	3,195,607	34,422

Change in net unrealized appreciation/ depreciation of investments	(316,087)	(500,820)	(417,874)	(5,427)	(7,450)	(421,839)	(2,710,583)	(29,625)

Net gain (loss) on investments	(197,842)	14,483	(26,555)	(3,447)	(2,375)	(52,977)	485,024	4,797

Net increase (decrease) in net assets resulting from operations	(160,186)	(5,464)	(48,986)	(2,910)	194	9,711	389,950	3,127

Capital transactions:
Transfer of net premiums	184,896	513,571	385,755	1,554	-	280,644	796,801	7,836
Transfers due to death benefits	-	(8,689)	(7,083)	-	-	(84,401)	(53,079)	-
Transfers due to withdrawal of funds	(72,486)	(108,169)	(121,155)	3	-	(278,069)	(923,973)	(4,134)
Transfers due to policy loans, net of repayments	(32,880)	(63,750)	(87,584)	-	-	(71,563)	(357,103)	(6,180)
Transfers due to charges for administrative and insurance costs	(91,159)	(153,257)	(187,524)	(130)	(2,246)	(198,015)	(680,801)	(5,925)
Transfers between divisions and to/from Guaranteed Principal Account	109,773	(222,974)	118,202	4	-	(4,665)	7,906	222

Net increase (decrease) in net assets resulting from capital transactions	98,144	(43,268)	100,611	1,431	(2,246)	(356,069)	(1,210,249)	(8,181)
Total increase (decrease)	(62,042)	(48,732)	51,625	(1,479)	(2,052)	(346,358)	(820,299)	(5,054)

NET ASSETS, at beginning of the year	1,924,600	3,115,697	3,637,730	45,453	161,175	5,219,360	19,329,223	206,633

NET ASSETS, at end of the year	$1,862,558	$3,066,965	$3,689,355	$43,974	$159,123	$4,873,002	$18,508,924	$201,579

See Notes to Financial Statements.

F-35

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	Janus	Janus
	Henderson	Henderson		MFS®	MFS®		MML	MML
	Global	Global	MFS®	Investors	New	MFS®	Aggressive	Balanced
	Research	Research	Growth	Trust	Discovery	Research	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
	(Institutional)	(Service)
Investment Income
Dividends	$108,651	$2,357	$2,419	$5,028	$-	$7,454	$35,329	$39,744

Expenses
Mortality and expense risk fees	43,407	1,465	15,326	4,833	37,702	9,205	15,913	11,177

Net investment income (loss)	65,244	892	(12,907)	195	(37,702)	(1,751)	19,416	28,567

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	638,824	33,868	282,452	17,169	1,756	1,090,407	(16,671)	(26,915)
Realized gain distribution	-	-	179,525	34,939	801,231	123,128	128,637	65,309
Realized gain (loss)	638,824	33,868	461,977	52,108	802,987	1,213,535	111,966	38,394

Change in net unrealized appreciation/ depreciation of investments	(1,338,569)	(52,461)	(367,204)	(97,188)	(922,701)	(1,137,187)	(361,185)	(157,879)

Net gain (loss) on investments	(699,745)	(18,593)	94,773	(45,080)	(119,714)	76,348	(249,219)	(119,485)

Net increase (decrease) in net assets resulting from operations	(634,501)	(17,701)	81,866	(44,885)	(157,416)	74,597	(229,803)	(90,918)

Capital transactions:
Transfer of net premiums	525,186	6,278	61,107	27,587	218,554	13,865	626,408	378,093
Transfers due to death benefits	(28,640)	-	(422)	-	(1,322)	(14,101)	(1,357)	-
Transfers due to withdrawal of funds	(646,175)	(3,662)	(385,385)	(74,784)	(470,250)	(151,425)	(72,105)	(125,946)
Transfers due to policy loans, net of repayments	(209,965)	(4,291)	(10,026)	(19,133)	(82,520)	(950)	(6,975)	(20,253)
Transfers due to charges for administrative and insurance costs	(364,671)	(964)	(47,251)	(17,843)	(153,945)	(31,233)	(302,487)	(105,540)
Transfers between divisions and to/from Guaranteed Principal Account	88,134	1,084	56,776	(4,842)	93,319	(2,587,586)	11,500	397,459

Net increase (decrease) in net assets resulting from capital transactions	(636,131)	(1,555)	(325,201)	(89,015)	(396,164)	(2,771,430)	254,984	523,813
Total increase (decrease)	(1,270,632)	(19,256)	(243,335)	(133,900)	(553,580)	(2,696,833)	25,181	432,895

NET ASSETS, at beginning of the year	9,657,867	236,100	2,414,793	857,046	5,342,292	3,542,827	2,340,168	1,165,476

NET ASSETS, at end of the year	$8,387,235	$216,844	$2,171,458	$723,146	$4,788,712	$845,994	$2,365,349	$1,598,371

See Notes to Financial Statements.

F-36

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

		MML	MML	MML	MML		MML	MML
	MML	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity
	Blend	Growth	Allocation	Allocation	Bond	Equity	Income	Index
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Investment Income
Dividends	$630,884	$-	$31,420	$1,775	$244	$1,525,548	$13,916	$1,329,897

Expenses
Mortality and expense risk fees	132,505	57,520	8,718	769	54	413,789	4,041	419,031

Net investment income (loss)	498,379	(57,520)	22,702	1,006	190	1,111,759	9,875	910,866

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,054,208	331,470	(9,558)	2	(6)	1,809,999	4,308	3,892,307
Realized gain distribution	2,004,246	1,984,390	24,586	7,111	-	12,047,784	71,913	2,813,489
Realized gain (loss)	3,058,454	2,315,860	15,028	7,113	(6)	13,857,783	76,221	6,705,796

Change in net unrealized appreciation/ depreciation of investments	(4,901,873)	(2,102,547)	(91,447)	(13,837)	(241)	(23,653,431)	(168,336)	(11,456,558)

Net gain (loss) on investments	(1,843,419)	213,313	(76,419)	(6,724)	(247)	(9,795,648)	(92,115)	(4,750,762)

Net increase (decrease) in net assets resulting from operations	(1,345,040)	155,793	(53,717)	(5,718)	(57)	(8,683,889)	(82,240)	(3,839,896)

Capital transactions:
Transfer of net premiums	1,453,416	889,491	356,193	1,451	630	4,417,060	134,128	3,307,083
Transfers due to death benefits	(71,483)	(74,179)	(1,227)	-	-	(519,845)	(1,435)	(255,337)
Transfers due to withdrawal of funds	(1,410,921)	(532,573)	(138,532)	4	2	(4,123,661)	(4,033)	(2,467,785)
Transfers due to policy loans, net of repayments	(653,308)	(294,197)	2,875	-	-	(1,473,084)	(12,041)	(779,992)
Transfers due to charges for administrative and insurance costs	(1,655,771)	(473,766)	(34,583)	(171)	(65)	(3,948,261)	(56,942)	(2,650,981)
Transfers between divisions and to/from Guaranteed Principal Account	(288,463)	235,668	(89,621)	229	-	(237,664)	244,860	835,588

Net increase (decrease) in net assets resulting from capital transactions	(2,626,530)	(249,556)	95,105	1,513	567	(5,885,455)	304,537	(2,011,424)
Total increase (decrease)	(3,971,570)	(93,763)	41,388	(4,205)	510	(14,569,344)	222,297	(5,851,320)

NET ASSETS, at beginning of the year	31,096,755	9,546,427	1,159,929	101,251	6,954	88,570,445	494,840	77,086,744

NET ASSETS, at end of the year	$27,125,185	$9,452,664	$1,201,317	$97,046	$7,464	$74,001,101	$717,137	$71,235,424

See Notes to Financial Statements.

F-37

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Growth	Value	Global	Growth	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Class II)
Investment Income
Dividends	$609	$4,863	$669	$2,033	$3,187	$145	$6,028	$59,142

Expenses
Mortality and expense risk fees	162	1,400	456	917	1,891	383	4,086	18,606

Net investment income (loss)	447	3,463	213	1,116	1,296	(238)	1,942	40,536

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(15)	2,850	(16)	10	(1,026)	13	30,621	(71,963)
Realized gain distribution	12,934	-	18,004	11,356	34,891	5,935	-	211,198
Realized gain (loss)	12,919	2,850	17,988	11,366	33,865	5,948	30,621	139,235

Change in net unrealized appreciation/ depreciation of investments	(13,364)	(43,757)	(18,318)	(26,312)	(65,997)	(6,412)	(78,717)	(445,064)

Net gain (loss) on investments	(445)	(40,907)	(330)	(14,946)	(32,132)	(464)	(48,096)	(305,829)

Net increase (decrease) in net assets resulting from operations	2	(37,444)	(117)	(13,830)	(30,836)	(702)	(46,154)	(265,293)

Capital transactions:
Transfer of net premiums	2,021	49,602	1,791	5,588	99,410	2,119	172,138	904,314
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	1	(538)	16	19	(12,422)	(2,143)	(9,391)	(190,952)
Transfers due to policy loans, net of repayments	-	(4,556)	-	-	(6,251)	-	(19,466)	(12,910)
Transfers due to charges for administrative and insurance costs	(42)	(16,968)	(106)	(185)	(31,470)	(85)	(83,737)	(240,658)
Transfers between divisions and to/from Guaranteed Principal Account	178	(8,493)	39	243	2,799	(159)	176,988	144,805

Net increase (decrease) in net assets resulting from capital transactions	2,158	19,047	1,740	5,665	52,066	(268)	236,532	604,599
Total increase (decrease)	2,160	(18,397)	1,623	(8,165)	21,230	(970)	190,378	339,306

NET ASSETS, at beginning of the year	20,062	217,714	55,477	119,815	248,284	46,893	468,363	2,944,300

NET ASSETS, at end of the year	$22,222	$199,317	$57,100	$111,650	$269,514	$45,923	$658,741	$3,283,606

See Notes to Financial Statements.

F-38

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

			MML
	MML	MML	Inflation-		MML	MML	MML	MML
	High	Income	Protected	MML	International	Large Cap	Managed	Managed
	Yield	& Growth	and Income	International	Equity	Growth	Bond	Volatility
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$5,196	$6,327	$150,276	$195	$399	$436	$1,226,294	$119,162

Expenses
Mortality and expense risk fees	611	2,271	28,079	182	187	505	148,836	50,028

Net investment income (loss)	4,585	4,056	122,197	13	212	(69)	1,077,458	69,134

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(25)	(1,561)	(195,624)	(6)	(2)	372	(206,322)	(65,295)
Realized gain distribution	-	84,193	-	780	192	4,925	-	-
Realized gain (loss)	(25)	82,632	(195,624)	774	190	5,297	(206,322)	(65,295)

Change in net unrealized appreciation/ depreciation of investments	(8,015)	(133,148)	(19,169)	(4,261)	(7,118)	(7,174)	(1,168,772)	(493,404)

Net gain (loss) on investments	(8,040)	(50,516)	(214,793)	(3,487)	(6,928)	(1,877)	(1,375,094)	(558,699)

Net increase (decrease) in net assets resulting from operations	(3,455)	(46,460)	(92,596)	(3,474)	(6,716)	(1,946)	(297,636)	(489,565)

Capital transactions:
Transfer of net premiums	4,379	92,230	516,396	726	2,132	4,407	1,372,682	593,611
Transfers due to death benefits	-	-	(19,784)	-	-	-	(157,341)	(69,605)
Transfers due to withdrawal of funds	10	(12,870)	(88,498)	-	(9)	(217)	(1,017,537)	(576,561)
Transfers due to policy loans, net of repayments	-	(5,506)	(116,881)	-	-	-	(232,917)	(217,790)
Transfers due to charges for administrative and insurance costs	(204)	(37,600)	(221,663)	(4)	(24)	(38)	(1,258,450)	(365,107)
Transfers between divisions and to/from Guaranteed Principal Account	29	4,992	(156,902)	18	7	36	1,794,732	95,156

Net increase (decrease) in net assets resulting from capital transactions	4,214	41,246	(87,332)	740	2,106	4,188	501,169	(540,296)
Total increase (decrease)	759	(5,214)	(179,928)	(2,734)	(4,610)	2,242	203,533	(1,029,861)

NET ASSETS, at beginning of the year	79,573	342,383	4,824,739	23,838	25,992	62,512	35,244,134	9,969,494

NET ASSETS, at end of the year	$80,332	$337,169	$4,644,811	$21,104	$21,382	$64,754	$35,447,667	$8,939,633

See Notes to Financial Statements.

F-39

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

				MML			MML	MML
	MML	MML	MML	Short-	MML	MML	Small	Small/Mid
	Mid Cap	Mid Cap	Moderate	Duration	Small Cap	Small Cap	Company	Cap
	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$-	$10,994	$23,833	$37	$118,397	$-	$62	$2,425

Expenses
Mortality and expense risk fees	7,137	4,320	7,432	9	121,934	76,876	140	3,104

Net investment income (loss)	(7,137)	6,674	16,401	28	(3,537)	(76,876)	(78)	(679)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	31,561	(7,566)	5,350	-	400,685	8,012	4	4,694
Realized gain distribution	145,618	75,338	50,946	-	2,948,672	1,562,080	1,117	54,788
Realized gain (loss)	177,179	67,772	56,296	-	3,349,357	1,570,092	1,121	59,482

Change in net unrealized appreciation/ depreciation of investments	(213,443)	(178,617)	(143,455)	(18)	(5,645,913)	(2,062,886)	(3,595)	(139,730)

Net gain (loss) on investments	(36,264)	(110,845)	(87,159)	(18)	(2,296,556)	(492,794)	(2,474)	(80,248)

Net increase (decrease) in net assets resulting from operations	(43,401)	(104,171)	(70,758)	10	(2,300,093)	(569,670)	(2,552)	(80,927)

Capital transactions:
Transfer of net premiums	299,486	183,502	299,061	316	1,244,490	800,594	493	138,039
Transfers due to death benefits	(525)	(649)	(1,279)	-	(47,238)	(10,582)	-	-
Transfers due to withdrawal of funds	(59,173)	(5,261)	(62,917)	-	(1,633,934)	(706,202)	1	(14,556)
Transfers due to policy loans, net of repayments	(7,377)	(6,100)	(201)	-	(505,059)	(338,051)	-	(9,952)
Transfers due to charges for administrative and insurance costs	(124,345)	(69,302)	(116,361)	(37)	(872,160)	(628,356)	(46)	(50,976)
Transfers between divisions and to/from Guaranteed Principal Account	101,450	74,974	(123,796)	2	(145,226)	(533,799)	18	7,588

Net increase (decrease) in net assets resulting from capital transactions	209,516	177,164	(5,493)	281	(1,959,127)	(1,416,396)	466	70,143
Total increase (decrease)	166,115	72,993	(76,251)	291	(4,259,220)	(1,986,066)	(2,086)	(10,784)

NET ASSETS, at beginning of the year	951,777	600,267	1,148,828	1,058	24,132,173	13,947,859	18,263	454,678

NET ASSETS, at end of the year	$1,117,892	$673,260	$1,072,577	$1,349	$19,872,953	$11,961,793	$16,177	$443,894

See Notes to Financial Statements.

F-40

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	MML		MML U.S.			Oppenheimer		Oppenheimer
	Strategic	MML	Government	Oppenheimer	Oppenheimer	Discovery		Global
	Emerging	Total Return	Money	Capital	Conservative	Mid Cap	Oppenheimer	Multi-
	Markets	Bond	Market	Appreciation	Balanced	Growth	Global	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$198	$975	$205,105	$215,178	$36,347	$-	$961,420	$289

Expenses
Mortality and expense risk fees	978	362	76,069	347,767	13,852	296,981	499,025	578

Net investment income (loss)	(780)	613	129,036	(132,589)	22,495	(296,981)	462,395	(289)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	689	(5)	2,003	1,148,630	50,100	2,493,801	4,348,221	149
Realized gain distribution	-	-	-	5,060,667	42,979	7,457,041	6,797,199	-
Realized gain (loss)	689	(5)	2,003	6,209,297	93,079	9,950,842	11,145,420	149

Change in net unrealized appreciation/ depreciation of investments	(17,814)	(721)	(2,003)	(9,716,802)	(226,014)	(12,864,739)	(24,567,776)	(2,554)

Net gain (loss) on investments	(17,125)	(726)	-	(3,507,505)	(132,935)	(2,913,897)	(13,422,356)	(2,405)

Net increase (decrease) in net assets resulting from operations	(17,905)	(113)	129,036	(3,640,094)	(110,440)	(3,210,878)	(12,959,961)	(2,694)

Capital transactions:
Transfer of net premiums	16,069	1,455	4,494,419	3,439,887	96,387	2,392,963	4,095,630	4,399
Transfers due to death benefits	-	-	(36,230)	(106,732)	(11,391)	(119,837)	(302,290)	-
Transfers due to withdrawal of funds	(3,541)	7	(2,807,576)	(3,421,018)	(146,565)	(2,395,024)	(3,826,247)	(12,108)
Transfers due to policy loans, net of repayments	(17)	-	(980,159)	(1,629,632)	(16,901)	(779,704)	(1,608,193)	-
Transfers due to charges for administrative and insurance costs	(1,619)	(20)	(1,655,298)	(2,490,532)	(56,609)	(1,787,128)	(3,063,962)	(46)
Transfers between divisions and to/from Guaranteed Principal Account	180	14,396	(189,034)	(357,616)	12	608,919	1,976,329	-

Net increase (decrease) in net assets resulting from capital transactions	11,072	15,838	(1,173,878)	(4,565,643)	(135,067)	(2,079,811)	(2,728,733)	(7,755)
Total increase (decrease)	(6,833)	15,725	(1,044,842)	(8,205,737)	(245,507)	(5,290,689)	(15,688,694)	(10,449)

NET ASSETS, at beginning of the year	127,444	37,492	16,805,767	66,455,537	1,931,192	52,221,659	97,811,579	78,943

NET ASSETS, at end of the year	$120,611	$53,217	$15,760,925	$58,249,800	$1,685,685	$46,930,970	$82,122,885	$68,494

See Notes to Financial Statements.

F-41

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	Oppenheimer						PIMCO
	Global	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO
	Strategic	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond
	Income	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$1,099,981	$57,482	$211,230	$326,494	$9,992	$397,346	$4,478	$9,868

Expenses
Mortality and expense risk fees	128,676	30,568	156,034	137,623	21,890	66,691	1,442	184

Net investment income (loss)	971,305	26,914	55,196	188,871	(11,898)	330,655	3,036	9,684

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(458,231)	-	1,013,428	302,543	(19,998)	(24,707)	(16,371)	(19)
Realized gain distribution	-	-	478,001	2,455,767	411,582	-	-	508
Realized gain (loss)	(458,231)	-	1,491,429	2,758,310	391,584	(24,707)	(16,371)	489

Change in net unrealized appreciation/ depreciation of investments	(1,638,772)	-	(6,632,742)	(5,199,412)	(771,304)	(498,550)	(25,056)	(14,734)

Net gain (loss) on investments	(2,097,003)	-	(5,141,313)	(2,441,102)	(379,720)	(523,257)	(41,427)	(14,245)

Net increase (decrease) in net assets resulting from operations	(1,125,698)	26,914	(5,086,117)	(2,252,231)	(391,618)	(192,602)	(38,391)	(4,561)

Capital transactions:
Transfer of net premiums	1,951,715	688,801	1,938,400	1,463,621	252,665	1,333,239	97,666	-
Transfers due to death benefits	(49,439)	(21,842)	(31,861)	(86,506)	(3,234)	(17,087)	-	-
Transfers due to withdrawal of funds	(1,211,197)	(1,059,159)	(1,338,470)	(1,271,112)	(294,036)	(528,488)	(996)	(2)
Transfers due to policy loans, net of repayments	(414,205)	(347)	(350,755)	(484,788)	(2,473)	(114,320)	(1,050)	-
Transfers due to charges for administrative and insurance costs	(1,022,815)	(99,030)	(806,527)	(1,189,535)	(78,251)	(514,720)	(20,786)	(835)
Transfers between divisions and to/from Guaranteed Principal Account	253,070	177,220	(57,094)	93,942	(343,441)	59,384	918	179,683

Net increase (decrease) in net assets resulting from capital transactions	(492,871)	(314,357)	(646,307)	(1,474,378)	(468,770)	218,008	75,752	178,846
Total increase (decrease)	(1,618,569)	(287,443)	(5,732,424)	(3,726,609)	(860,388)	25,406	37,361	174,285

NET ASSETS, at beginning of the year	23,127,048	4,261,000	26,085,100	28,819,972	3,285,140	12,418,342	195,201	-

NET ASSETS, at end of the year	$21,508,479	$3,973,557	$20,352,676	$25,093,363	$2,424,752	$12,443,748	$232,562	$174,285

See Notes to Financial Statements.

F-42

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

							VY®
	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global
	Growth	Equity Income	Bond	Growth	Growth	VIP	Real Estate
	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$-	$343,893	$32	$-	$4,855	$305,623	$16,584

Expenses
Mortality and expense risk fees	103,981	105,688	10	259,062	23,730	65,795	1,921

Net investment income (loss)	(103,981)	238,205	22	(259,062)	(18,875)	239,828	14,663

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,070,305	885,731	(10)	2,123,803	174,825	100,414	(605)
Realized gain distribution	487,227	1,518,663	-	7,372,053	307,807	-	-
Realized gain (loss)	2,557,532	2,404,394	(10)	9,495,856	482,632	100,414	(605)

Change in net unrealized appreciation/depreciation of investments	(2,244,234)	(4,343,951)	(4)	(10,270,883)	(386,135)	(2,239,079)	(46,017)

Net gain (loss) on investments	313,298	(1,939,557)	(14)	(775,027)	96,497	(2,138,665)	(46,622)

Net increase (decrease) in net assets resulting from operations	209,317	(1,701,352)	8	(1,034,089)	77,622	(1,898,837)	(31,959)

Capital transactions:
Transfer of net premiums	588,790	1,065,514	-	2,017,280	135,067	703,200	105,462
Transfers due to death benefits	(3,925)	(43,051)	-	(699,105)	(470,526)	(66,256)	-
Transfers due to withdrawal of funds	(498,826)	(823,546)	1	(2,976,592)	(143,639)	(558,102)	(5,667)
Transfers due to policy loans, net of repayments	(274,573)	(530,454)	-	(784,395)	(1,639)	(285,220)	(5,961)
Transfers due to charges for administrative and insurance costs	(384,085)	(618,093)	(207)	(1,910,735)	(108,512)	(387,800)	(26,660)
Transfers between divisions and to/from Guaranteed Principal Account	365,169	499,151	-	(521,839)	89	487,699	6,427

Net increase (decrease) in net assets resulting from capital transactions	(207,450)	(450,479)	(206)	(4,875,386)	(589,160)	(106,479)	73,601
Total increase (decrease)	1,867	(2,151,831)	(198)	(5,909,475)	(511,538)	(2,005,316)	41,642

NET ASSETS, at beginning of the year	14,954,650	17,339,953	1,695	56,582,781	3,311,867	11,957,352	295,310

NET ASSETS, at end of the year	$14,956,517	$15,188,122	$1,497	$50,673,306	$2,800,329	$9,952,036	$336,952

See Notes to Financial Statements.

F-43

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fifteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III and MassMutual ElectrumSM. Four of the fifteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2019, the Separate Account consists of one hundred thirty-seven divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column

American Century VP Capital Appreciation Division[27,33]	American Century VP Capital Appreciation Fund[1,27]
American Century VP Income & Growth Division	American Century VP Income & Growth Fund[1]
American Century VP Inflation Protection Division[27,33]	American Century VP Inflation Protection Fund[1,27]
American Century VP International Division	American Century VP International Fund[1]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
BlackRock Basic Value V.I. Division[27,33]	BlackRock Basic Value V.I. Fund[18,27,28]
BlackRock High Yield V.I. Division[27,33]	BlackRock High Yield V.I. Fund[18,27]
BlackRock Total Return V.I. Division[27,33]	BlackRock Total Return V.I. Fund[18,27]
Delaware VIP® Emerging Markets Division[27,33]	Delaware VIP® Emerging Markets Series[19,27]
Delaware VIP® Small Cap Value Division[27,33]	Delaware VIP® Small Cap Value Series[19,27]
BNY Mellon MidCap Stock Division[27,33,41]	BNY Mellon MidCap Stock Portfolio[20,27,28,41]
DWS Small Cap Index Division[34]	DWS Small Cap Index VIP Fund[3,34]
Eaton Vance VT Floating-Rate Income Division[27,33]	Eaton Vance VT Floating-Rate Income Fund[21,27,33]
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Division (Initial Class) [4]
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)[4]
Fidelity® VIP Freedom 2020 Division[27,33]	Fidelity® VIP Freedom 2020 Portfolio[24,27,28]
Fidelity® VIP Freedom 2025 Division[27,33]	Fidelity® VIP Freedom 2025 Portfolio[24,27,28]
Fidelity® VIP Freedom 2030 Division[27,33]	Fidelity® VIP Freedom 2030 Portfolio[24,27,28]
Fidelity® VIP Freedom 2035 Division[27,33]	Fidelity® VIP Freedom 2035 Portfolio[24,27]
Fidelity® VIP Freedom 2040 Division[27,33]	Fidelity® VIP Freedom 2040 Portfolio[24,27]
Fidelity® VIP Freedom 2050 Division[27,33]	Fidelity® VIP Freedom 2050 Portfolio[24,27,28]
Fidelity® VIP Growth Division[27]	Fidelity® VIP Growth Portfolio[24,27]
Fidelity® VIP Overseas Division [27,33]	Fidelity® VIP Overseas Portfolio[4,27,28]
Fidelity® VIP Real Estate Division[27,33]	Fidelity® VIP Real Estate Portfolio[4,27]
Franklin Mutual Global Discovery VIP Division[27,33]	Franklin Mutual Global Discovery VIP Fund[26,27]

F-44

Notes To Financial Statements (Continued)

Franklin Small Cap Value VIP Division[27]	Franklin Small Cap Value VIP Fund[26,27]
Franklin Strategic Income VIP Division[27,33]	Franklin Strategic Income VIP Fund[5,26,27]
Goldman Sachs Core Fixed Income Division[27,33]	Goldman Sachs Core Fixed Income Fund[6,27]
Goldman Sachs Growth Opportunities Division[27,33]	Goldman Sachs Growth Opportunities Fund[6,27,28]
Goldman Sachs International Equity Insights Division[38]	Goldman Sachs International Equity Insights Fund (Institutional)[6,38]
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund[6]
Goldman Sachs Mid Cap Value Division[27]	Goldman Sachs Mid Cap Value Fund[6,27]
Goldman Sachs Small Cap Equity Insights Division[27,33]	Goldman Sachs Small Cap Equity Insights Fund[6,27]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[6]
Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund[6]
Invesco Oppenheimer V.I. Capital Appreciation Division[27,33,39]	Invesco Oppenheimer V.I. Capital Appreciation Fund[8,39]
Invesco Oppenheimer V.I. Conservative Balanced Division[27,33,39]	Invesco Oppenheimer V.I. Conservative Balanced Fund[8,27,39]
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division [27,39]	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[8,27,39]
Invesco Oppenheimer V.I. Global Division[27,37,39]	Invesco Oppenheimer V.I. Global Fund[8,27,39]
Invesco Oppenheimer V.I. Government Money Division[27,33,39]	Invesco Oppenheimer V.I. Government Money Fund[8,27,39]
Invesco Oppenheimer V.I. International Growth Division[27,33,39]	Invesco Oppenheimer V.I. International Growth Fund[8,27,39]
Invesco Oppenheimer V.I. Main Street Division[27,33,39]	Invesco Oppenheimer V.I. Main Street Fund®[8,27,39]
Invesco Oppenheimer V.I. Main Street Small Cap Division[27,39]	Invesco Oppenheimer V.I. Main Street Small Cap Fund®[8,27,39]
Invesco Oppenheimer V.I. Total Return Bond Division[39]	Invesco Oppenheimer V.I. Total Return Bond Fund[8,39]
Invesco V.I. American Franchise Division[27,33]	Invesco V.I. American Franchise Fund[8]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund[8,27,28]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[8]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[8]
Invesco V.I. Global Real Estate Division[37]	Invesco V.I. Global Real Estate Fund[8,37]
Invesco V.I. International Growth Division	Invesco V.I. International Growth Fund[8,28]
Invesco V.I. Mid Cap Growth Division	Invesco V.I. Mid Cap Growth Fund[8,28]
Invesco V.I. Small Cap Equity Division[27,33]	Invesco V.I. Small Cap Equity Fund[8,28]
Invesco V.I. Technology Division[27,33]	Invesco V.I. Technology Fund[8,27,28]
Ivy VIP Asset Strategy Division[27,33]	Ivy VIP Asset Strategy Portfolio[8,27]
Ivy VIP Science and Technology Division[27,33]	Ivy VIP Science and Technology Portfolio[27,30,32]
Janus Henderson Balanced Division (Institutional Class) [27,33]	Janus Henderson Balanced Portfolio (Institutional Class)[9,27,28,29]
Janus Henderson Balanced Division (Service Class)[27,33]	Janus Henderson Balanced Portfolio (Service Class)[9,27,29]
Janus Henderson Forty Division (Institutional Class) [27,33]	Janus Henderson Forty Portfolio (Institutional Class)[9,27,29]
Janus Henderson Forty Division (Service Class) [27,33]	Janus Henderson Forty Portfolio (Service Class)[9,27,29]
Janus Henderson Global Research Division (Institutional Class) [27,33]	Janus Henderson Global Research Portfolio (Institutional Class)[9,27,29]
Janus Henderson Global Research Division (Service Class)	Janus Henderson Global Research Portfolio (Service Class)[9,29]
JPMorgan Insurance Trust Small Cap Core Division[27,33]	JPMorgan Insurance Trust Small Cap Core Portfolio[22,27,29]
JPMorgan Insurance Trust U.S. Equity Division[27]	JPMorgan Insurance Trust U.S. Equity Portfolio[22,27,28]
Lord Abbett Developing Growth Division[27]	Lord Abbett Developing Growth Portfolio[23,27,28]
Lord Abbett Mid Cap Stock Division[27,33]	Lord Abbett Mid Cap Stock Portfolio[23,27]
MFS® Blended Research Core Equity Division[27,33]	MFS® Blended Research Core Equity Portfolio[10,27]
MFS® Global Real Estate Division[27]	MFS® Global Real Estate Portfolio[10,27]
MFS® Government Securities Division	MFS® Government Securities Portfolio[10,28]
MFS® Growth Division	MFS® Growth Series[10,28]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio[10]
MFS® Investors Trust Division	MFS® Investors Trust Series[10]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio[10]
MFS® New Discovery Division	MFS® New Discovery Series[10,28]
MFS® Research Division	MFS® Research Series[10]
MFS® Utilities Division	MFS® Utilities Series[10]
MFS® Value Division[27,33]	MFS® Value Series[10,27]
MML Aggressive Allocation Division[27]	MML Aggressive Allocation Fund[10,27]

F-45

Notes To Financial Statements (Continued)

MML Balanced Allocation Division	MML Balanced Allocation Fund[11]
MML Blend Division	MML Blend Fund[11]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[12]
MML Conservative Allocation Division	MML Conservative Allocation Fund[11]
MML Core Allocation Division[27,33]	MML Core Allocation Fund[11,27]
MML Dynamic Bond Division[27]	MML Dynamic Bond Fund[11,27]
MML Equity Division	MML Equity Fund[12]
MML Equity Income Division	MML Equity Income Fund[12]
MML Equity Index Division (Service Class I)	MML Equity Index Fund (Service Class I)[11]
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)[11,28]
MML Focused Equity Division	MML Focused Equity Fund[11]
MML Foreign Division	MML Foreign Fund[11]
MML Fundamental Growth Division	MML Fundamental Growth Fund[12]
MML Fundamental Value Division	MML Fundamental Value Fund[11]
MML Global Division (Service Class I)	MML Global Fund (Service Class I)[11]
MML Global Division (Class II)	MML Global Fund (Class II)[11]
MML Growth Division	MML Growth Fund[11]
MML Growth & Income Division	MML Growth & Income Fund[11]
MML Growth Allocation Division	MML Growth Allocation Fund[11]
MML High Yield Division	MML High Yield Fund[11]
MML Income & Growth Division	MML Income & Growth Fund[12]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[11]
MML International Division	MML International Fund[12]
MML International Equity Division	MML International Equity Fund[11]
MML Large Cap Growth Division	MML Large Cap Growth Fund[11]
MML Managed Bond Division	MML Managed Bond Fund[11]
MML Managed Volatility Division	MML Managed Volatility Fund[12]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[11]
MML Mid Cap Value Division	MML Mid Cap Value Fund[11]
MML Moderate Allocation Division	MML Moderate Allocation Fund[11]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund[11]
MML Small Cap Equity Division	MML Small Cap Equity Fund[12]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[12]
MML Small Company Value Division	MML Small Company Value Fund[11]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund[11]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund[11]
MML Total Return Bond Division	MML Total Return Bond Fund[12]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[11]
Oppenheimer Global Multi-Alternatives Sub-Account	Oppenheimer Global Multi-Alternatives Fund/VA40
PIMCO All Asset Division[27,33]	PIMCO All Asset Portfolio[14,27,28]
PIMCO CommodityRealReturn® Strategy Division[27]	PIMCO CommodityRealReturn® Strategy Portfolio[14,27]
PIMCO Emerging Markets Bond Division[27,33]	PIMCO Emerging Markets Bond Portfolio[14,27,28]
PIMCO Global Bond Opportunities Division[27,35,36]	PIMCO Global Bond Opportunities Portfolio[14,27]
PIMCO High Yield Division[27,33]	PIMCO High Yield Portfolio[14,27]
PIMCO Long-Term U.S. Government Division[27,33]	PIMCO Long-Term U.S. Government Portfolio[14,27,28]
PIMCO Real Return Division[27,33]	PIMCO Real Return Portfolio[14,27,28]
PIMCO Total Return Division[27,33]	PIMCO Total Return Portfolio[14,27]
T. Rowe Price Blue Chip Growth Division[27]	T. Rowe Price Blue Chip Growth Portfolio[15,27]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[15]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio[15]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[15]
T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio[15]

F-46

Notes To Financial Statements (Continued)

Templeton Foreign VIP Division	Templeton Foreign VIP Fund[16]
Templeton Global Bond VIP Division[27,33]	Templeton Global Bond VIP Fund[16,27]
Voya International Index Division[27]	Voya International Index Portfolio[7,27]
Voya Russell™ Mid Cap Index Division[27,33]	Voya Russell™ Mid Cap Index Portfolio[7]
Voya Russell™ Small Cap Index Division[27,33]	Voya Russell™ Small Cap Index Portfolio[7,27]
VY® Clarion Global Real Estate Division[27,33]	VY® Clarion Global Real Estate Portfolio[7,27]

In addition to the one hundred thirty-seven divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Capital Research and Management Company is the investment adviser to this Fund.
3DWS Investment Management Americas Inc. is the investment adviser to this Fund.
[4]Fidelity Management & Research Company is the investment adviser to this Portfolio.
[5]Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]Voya Investments, LLC is the investment adviser to this Portfolio.
[8]Invesco Advisers, Inc. is the investment adviser to this Fund.
[9]Janus Capital Management, LLC is the investment adviser to this Portfolio.
[10]Massachusetts Financial Services Company is the investment adviser to this Series.
11MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Fund.
12MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Fund.
13MFS®International Intrinsic Value was formerly known as MFS® International Value.
[14]Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
15T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[16]Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[17]This division did not have any investment or unit activity in 2016, 2017 and 2018.
[18]BlackRock Advisors, LLC is the investment adviser to this Fund.
[19]Delaware Management Company is the investment adviser to this Series.
20BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[21]Eaton Vance Management is the investment adviser to this Fund.
22J.P. Morgan Investment Management Inc. is the investment adviser to this Portfolio.
[23]Lord, Abbett & Co. LLC is the investment adviser to this Portfolio.
24FMR Co., Inc. is the investment adviser to this Portfolio.
[25]Franklin Advisers, Inc. is the investment adviser to this Fund.
[26]Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[27]This Division/Fund became available to the Separate Account as an investment option on June 26, 2017.
[28]This division did not have any investment or unit activity in 2019.
[29]Janus Henderson was formerly known as Janus Aspen.
[30]Ivy Asset Strategy was formerly known as Ivy Funds Asset Strategy.
[31]Fidelity SelectCo, LLC is the investment adviser to this Fund.
[32]Ivy Investment Management Company is the Investment Adviser to this Portfolio.
[33]This Division had no activity in 2018.
[34]Prior to July 2, 2018 known as Deutsche Small Cap Index.
35PIMCO Global Bond Opportunities was formerly known as PIMCO Global Bond.
[36]This Division did not have any investment activity in 2017. Activity for this division commenced on July 25, 2018.
[37]Invesco V.I. Health Care was formerly known as Invesco V.I. Global Health Care.
[38]Goldman Sachs International Equity Insights was formerly known as Goldman Sachs Strategic International Equity.
[39]Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Funds/Divisions assume the accounting and performance history of the corresponding Merging Funds/Divisions. In connection with that transaction the following Funds/Divisions merged:

MERGING FUND/DIVISION	ACQUIRING FUND/DIVISION
Fund: Oppenheimer Capital Appreciation Fund/VA	Fund: Invesco Oppenheimer V.I. Capital Appreciation Fund
Division: Oppenheimer Capital Appreciation Division	Division: Invesco Oppenheimer V.I. Capital Appreciation Division
Fund: Oppenheimer Conservative Balanced Fund/VA	Fund: Invesco Oppenheimer V.I. Conservative Balanced Fund
Division: Oppenheimer Conservative Balanced Division	Division: Invesco Oppenheimer V.I. Conservative Balanced Division
Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Division: Oppenheimer Discovery Mid Cap Growth Division	Division: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division

F-47

Notes To Financial Statements (Continued)

Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Division: Oppenheimer Global Division	Division: Invesco Oppenheimer V.I. Global Division
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Division: Oppenheimer Global Strategic Income Division	Division: Invesco Oppenheimer V.I. Global Strategic Income Division
Fund: Oppenheimer Government Money Fund/VA	Fund: Invesco Oppenheimer V.I. Government Money Fund
Division: Oppenheimer Government Money Division	Division: Invesco Oppenheimer V.I. Government Money Division
Fund: Oppenheimer International Growth Fund/VA	Fund: Invesco Oppenheimer V.I. International Growth Fund
Division: Oppenheimer International Growth Division	Division: Invesco Oppenheimer V.I. International Growth Division
Fund: Oppenheimer Main Street Fund®/VA	Fund: Invesco Oppenheimer V.I. Main Street Fund®
Division: Oppenheimer Main Street Division	Division: Invesco Oppenheimer V.I. Main Street Division
Fund: Oppenheimer Main Street Small Cap Fund/VA	Fund: Invesco Oppenheimer V.I. Main Street Small Cap Fund
Division: Oppenheimer Main Street Small Cap Division	Division: Invesco Oppenheimer V.I. Main Street Small Cap Division
Fund: Oppenheimer Total Return Bond Fund/VA	Fund: Invesco Oppenheimer V.I. Total Return Bond Fund
Division: Oppenheimer Total Return Bond Division	Division: Invesco Oppenheimer V.I. Total Return Bond Division

[40]Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

F-48

Notes To Financial Statements (Continued)

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2019. There have been no transfers between levels for the year ended December 31, 2019.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

F-49

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

	American	American	American	American		American	American
	Century	Century	Century	Century	American	Funds®	Funds®	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Growth-	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$614,988	$5,947,314	$49,398	$11,055	$4,084,887	$6,606,507	$15,083,637	$72,158
Proceeds from sales	(1,222)	(4,102,732)	(802)	(3,203)	(3,699,296)	(6,404,041)	(12,373,858)	(1,466)

	BlackRock	Delaware	Delaware		Eaton Vance			Fidelity®
	Total	VIP®	VIP®	DWS	VT	Fidelity®	Fidelity®	VIP
	Return	Emerging	Small Cap	Small Cap	Floating-Rate	VIP	VIP	Freedom
	V.I.	Markets	Value	Index	Income	Contrafund®	Contrafund®	2035
	Division	Division	Division	Division	Division	Division	Division	Division
						(Initial)	(Service)
Cost of purchases	$345,475	$66,160	$2,290	$1,960,860	$58,044	$16,648,043	$1,280,939	$342,342
Proceeds from sales	(16,079)	(1,353)	(3)	(1,944,500)	(12,292)	(12,596,181)	(1,142,407)	(85,392)

	Fidelity®			Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	VIP	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	Freedom	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
	2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$19,035	$21,059	$114,231	$5,160,092	$40,525	$3,599	$436	$782,525
Proceeds from sales	(69)	(24,537)	(80,474)	(3,731,883)	(6,994)	(8,707)	(6,127)	(162,910)

	Goldman			Invesco	Invesco	Invesco Oppenheimer		Invesco Oppenheimer
	Sachs	Goldman	Goldman	Oppenheimer	Oppenheimer	V.I.	Invesco	V.I.
	Small Cap	Sachs	Sachs	V.I.	V.I.	Discovery	Oppenheimer	Global
	Equity	Strategic	U.S. Equity	Capital	Conservative	Mid Cap	V.I.	Strategic
	Insights	Growth	Insights	Appreciation	Balanced	Growth	Global	Income
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$7,776	$1,952,290	$6,330	$13,043,381	$201,150	$11,463,809	$22,991,530	$4,766,271
Proceeds from sales	(83)	(1,593,359)	(5,269)	(10,518,718)	(304,517)	(8,819,398)	(14,040,172)	(5,411,953)

F-50

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco	Invesco		Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco Oppenheimer	Oppenheimer V.I.	Oppenheimer V.I.		Invesco V.I.
	Government	International	V.I.	Main Street	Total Return	Invesco V.I.	Diversified	Invesco V.I.
	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$1,148,677	$4,995,559	$7,055,778	$797,690	$2,528,985	$16,395	$642,739	$1,324,729
Proceeds from sales	(1,445,984)	(4,401,703)	(4,929,253)	(736,593)	(1,997,945)	(18)	(453,925)	(1,331,021)

							Janus	Janus
		Ivy	Janus	Janus	Janus	Janus	Henderson	Henderson
	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Global	Global
	Technology	Strategy	Balanced	Balanced	Forty	Forty	Research	Research
	Division	Division	Division	Division	Division	Division	Division	Division
			(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$1,674,030	$12,232	$13,140	$1,493,003	$2,885,936	$131,055	$1,483,703	$106,223
Proceeds from sales	(1,133,354)	(465)	(4,625)	(1,243,104)	(2,485,989)	(120,242)	(1,440,761)	(98,154)

		MFS®		MFS®
	Lord Abbett	Blended		International	MFS®	MFS®
	Developing	Research	MFS®	Intrinsic	Investors	New	MFS®	MFS®
	Growth	Core Equity	Growth	Value	Trust	Discovery	Research	Utilities
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$2,695	$30,511	$555,811	$21,091	$257,289	$2,268,102	$120,805	$4,803
Proceeds from sales	(3)	(14,287)	(250,685)	(173)	(227,990)	(1,322,401)	(47,527)	(78)

		MML	MML		MML	MML	MML	MML
	MFS®	Aggressive	Balanced	MML	Blue Chip	Conservative	Core	Dynamic
	Value	Allocation	Allocation	Blend	Growth	Allocation	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$34,949	$1,877,554	$541,398	$4,007,912	$4,316,229	$1,452,778	$5,890	$2,503
Proceeds from sales	-	(1,072,575)	(439,344)	(3,384,768)	(2,722,583)	(933,147)	(81,205)	(67)

		MML	MML	MML	MML		MML	MML
	MML	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental
	Equity	Income	Index	Index	Equity	Foreign	Growth	Value
	Division	Division	Division	Division	Division	Division	Division	Division
				(Class II)
Cost of purchases	$10,530,524	$779,415	$2,820,674	$16,899,378	$218,657	$162,454	$767,277	$31,001
Proceeds from sales	(9,869,267)	(455,993)	(18,455)	(15,061,640)	(24,537)	(122,135)	(17,553)	(6,510)

F-51

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

							MML
			MML	MML	MML	MML	Inflation-
	MML	MML	Growth	Growth	High	Income	Protected	MML
	Global	Growth	& Income	Allocation	Yield	& Growth	and Income	International
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$172,262	$22,608	$713,230	$2,126,758	$15,253	$212,496	$1,250,520	$3,682
Proceeds from sales	(129,658)	(584)	(478,868)	(1,273,894)	(437)	(124,122)	(1,184,333)	(187)

								MML
	MML	MML	MML	MML	MML	MML	MML	Short-
	International	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Duration
	Equity	Growth	Bond	Volatility	Growth	Value	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$11,935	$16,906	$4,200,261	$1,592,794	$1,145,394	$572,463	$608,330	$29,693
Proceeds from sales	(10,185)	(16,707)	(4,856,345)	(1,679,631)	(585,121)	(379,844)	(340,037)	(14,175)

		MML	MML	MML	MML		MML U.S.	Oppenheimer
	MML	Small Cap	Small	Small/Mid	Strategic	MML	Government	Global
	Small Cap	Growth	Company	Cap	Emerging	Total Return	Money	Multi-
	Equity	Equity	Value	Value	Markets	Bond	Market	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$4,567,189	$5,173,295	$3,913	$450,967	$18,819	$24,507	$9,322,417	$5,172
Proceeds from sales	(3,805,332)	(2,959,739)	(153)	(265,620)	(36,570)	(57,656)	(9,787,427)	(75,051)

	PIMCO						T. Rowe Price
	Commodity-	PIMCO			T. Rowe Price	T. Rowe Price	Limited-	T. Rowe Price
	RealReturn®	Global Bond	PIMCO	PIMCO	Blue Chip	Equity	Term	Mid-Cap
	Strategy	Opportunities	High Yield	Total Return	Growth	Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$221,275	$18,057	$176,442	$129,567	$3,231,235	$4,575,884	$34	$7,952,427
Proceeds from sales	(159,491)	(2,560)		(2,862)	(3,573,185)	(3,517,894)	(239)	(6,798,568)

	T. Rowe Price				Voya	Voya	VY®
	New	Templeton	Templeton	Voya	Russell™	Russell™	Clarion
	America	Foreign	Global	International	Mid Cap	Small Cap	Global
	Growth	VIP	Bond VIP	Index	Index	Index	Real Estate
	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$551,384	$2,149,787	$23,478	$1,210,840	$1,021,448	$201,132	$196,541
Proceeds from sales	(512,563)	(1,776,242)	(228)	(2,267)	(6,449)	(4,356)	(134,680)

F-52

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2019 were as follows:

	American	American	American	American		American	American
	Century	Century	Century	Century	American	Funds®	Funds®	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Growth-	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Income	V.I.
2019	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	-	598,976	-	-	261,760	403,208	584,335	-
Units withdrawn	(926)	(975,574)	(829)	(1,613)	(378,891)	(866,280)	(949,148)	(1,470)
Units transferred between divisions and transferred to/from GPA	496,065	(139,199)	46,504	-	(7,734)	100,854	192,459	65,216
Net increase (decrease)	495,140	(515,797)	45,675	(1,613)	(124,865)	(362,217)	(172,354)	63,746

2019 (Continued)	BlackRock Total Return V.I. Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Freedom 2035 Division
						(Initial)	(Service)
Units purchased	5,402	-	-	156,588	-	1,245,207	68,338	263,171
Units withdrawn	(800)	(1,396)	(3)	(226,283)	(1,361)	(2,090,216)	(158,363)	(7,662)
Units transferred between divisions and transferred to/from GPA	294,847	59,657	2,184	(164,781)	43,176	47,021	(62,586)	(26,078)
Net increase (decrease)	299,448	58,261	2,181	(234,476)	41,816	(797,987)	(152,612)	229,431

	Fidelity®			Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	VIP	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	Freedom	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
2019	2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	-	2,311	-	241,076	25,893	-	401	369
Units withdrawn	(52)	(2,185)	(2,395)	(326,934)	(5,162)	(2,065)	(798)	(24,934)
Units transferred between divisions and transferred to/from GPA	15,329	(6,636)	36,542	(72,466)	1,856	(3,052)	(1,984)	120,973
Net increase (decrease)	15,277	(6,509)	34,147	(158,324)	22,586	(5,117)	(2,381)	96,407

	Goldman			Invesco	Invesco	Invesco Oppenheimer		Invesco Oppenheimer
	Sachs	Goldman	Goldman	Oppenheimer	Oppenheimer	V.I.	Invesco	V.I.
	Small Cap	Sachs	Sachs	V.I.	V.I.	Discovery	Oppenheimer	Global
	Equity	Strategic	U.S. Equity	Capital	Conservative	Mid Cap	V.I.	Strategic
2019	Insights	Growth	Insights	Appreciation	Balanced	Growth	Global	Income
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	2,490	114,561	-	1,265,995	41,460	907,107	1,318,477	979,635
Units withdrawn	(70)	(217,365)	(1,604)	(2,285,546)	(119,105)	(1,702,912)	(2,024,199)	(1,391,287)
Units transferred between divisions and transferred to/from GPA	3,959	(153,931)	-	(782,863)	2,092	(741,325)	(592,767)	(39,924)
Net increase (decrease)	6,379	(256,736)	(1,604)	(1,802,414)	(75,553)	(1,537,130)	(1,298,489)	(451,576)

F-53

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Invesco Oppenheimer	Invesco Oppenheimer	Invesco	Invesco Oppenheimer	Invesco Oppenheimer
	V.I.	V.I.	Oppenheimer	V.I.	V.I.		Invesco V.I.
	Government	International	V.I.	Main Street	Total Return	Invesco V.I.	Diversified	Invesco V.I.
2019	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	592,844	1,598,169	551,345	44,685	932,903	-	103,154	141,272
Units withdrawn	(799,430)	(894,909)	(1,122,490)	(59,440)	(823,622)	(15)	(98,112)	(117,968)
Units transferred between divisions and transferred to/from GPA	(52,576)	8,350,717	(394,927)	(12,528)	(6,503)	12,250	971	(36,622)
Net increase (decrease)	(259,162)	9,053,977	(966,072)	(27,284)	102,777	12,235	6,013	(13,318)

							Janus	Janus
		Ivy	Janus	Janus	Janus	Janus	Henderson	Henderson
	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Global	Global
2019	Technology	Strategy	Balanced	Balanced	Forty	Forty	Research	Research
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
			(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	192,018	5,689	1,611	125,811	195,555	1,945	324,711	6,290
Units withdrawn	(189,916)	(391)	(1,133)	(226,272)	(470,125)	(3,482)	(632,840)	(2,783)
Units transferred between divisions and transferred to/from GPA	(121,708)	1,538	(50)	105,155	(96,917)	300	(53,731)	(4,532)
Net increase (decrease)	(119,606)	6,837	428	4,693	(371,487)	(1,237)	(361,860)	(1,025)

	MFS®		MFS®
	Blended		International	MFS®	MFS®
	Research	MFS®	Intrinsic	Investors	New	MFS®	MFS®	MFS®
2019	Core Equity	Growth	Value	Trust	Discovery	Research	Utilities	Value
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	-	17,105	4,993	8,557	61,735	4,809	2,317	-
Units withdrawn	(589)	(40,878)	(147)	(35,129)	(92,357)	(10,901)	(61)	(220)
Units transferred between divisions and transferred to/from GPA	13,589	52,355	12,611	22,120	42,984	(4,675)	1,430	28,966
Net increase (decrease)	13,000	28,583	17,457	(4,452)	12,362	(10,767)	3,687	28,747

	MML	MML		MML	MML	MML	MML
	Aggressive	Balanced	MML	Blue Chip	Conservative	Core	Dynamic	MML
2019	Allocation	Allocation	Blend	Growth	Allocation	Allocation	Bond	Equity
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	274,788	164,798	497,571	332,793	323,002	829	1,890	1,559,299
Units withdrawn	(150,006)	(148,645)	(863,125)	(587,162)	(156,399)	(68,467)	(59)	(2,809,493)
Units transferred between divisions and transferred to/from GPA	46,448	(28,644)	160,045	495,083	45,379	2,088	-	(189,571)
Net increase (decrease)	171,230	(12,491)	(205,509)	240,714	211,981	(65,549)	1,832	(1,439,766)

F-54

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML	MML		MML	MML
	Equity	Equity	Equity	Focused	MML	Fundamental	Fundamental	MML
2019	Income	Index	Index	Equity	Foreign	Growth	Value	Global
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)					(Class II)
Units purchased	62,785	2,274	1,206,679	1,033	28,693	3,018	10,172	30,592
Units withdrawn	(50,607)	(14,853)	(3,768,556)	(3,898)	(20,387)	(6,143)	(4,906)	(25,980)
Units transferred between divisions and transferred to/from GPA	137,162	2,100,665	53,798	153,981	12,959	463,577	-	415
Net increase (decrease)	149,340	2,088,086	(2,508,079)	151,116	21,266	460,452	5,266	5,027

						MML
		MML	MML	MML	MML	Inflation-		MML
	MML	Growth	Growth	High	Income	Protected	MML	International
2019	Growth	& Income	Allocation	Yield	& Growth	and Income	International	Equity
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	7,791	63,509	358,370	7,705	37,928	198,923	1,358	4,423
Units withdrawn	(386)	(66,614)	(234,677)	(547)	(30,784)	(335,078)	(145)	(4,862)
Units transferred between divisions and transferred to/from GPA	2,974	34,594	54,376	-	33,978	115,784	-	-
Net increase (decrease)	10,380	31,489	178,070	7,158	41,122	(20,371)	1,213	(439)

							MML
	MML	MML	MML	MML	MML	MML	Short-	MML
	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Duration	Small Cap
2019	Growth	Bond	Volatility	Growth	Value	Allocation	Bond	Equity
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	5,531	756,121	385,408	89,661	58,730	177,287	584	428,216
Units withdrawn	(12,688)	(1,612,503)	(503,117)	(80,284)	(51,468)	(146,216)	(669)	(722,418)
Units transferred between divisions and transferred to/from GPA	-	39,215	(47,880)	146,038	23,243	40,278	14,441	(23,291)
Net increase (decrease)	(7,157)	(817,167)	(165,589)	155,414	30,506	71,350	14,356	(317,493)

		MML	MML	MML		MML U.S.		PIMCO
	MML	Small	Small/Mid	Strategic	MML	Government	Oppenheimer	Commodity-
	Small Cap	Company	Cap	Emerging	Total Return	Money	Global Multi-	RealReturn®
2019	Growth Equity	Value	Value	Markets	Bond	Market	Alternatives	Strategy
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	303,892	753	47,032	22,465	2,780	5,375,740	4,022	95,537
Units withdrawn	(433,276)	(103)	(33,715)	(43,722)	(32,544)	(10,158,388)	(187)	(85,401)
Units transferred between divisions and transferred to/from GPA	100,525	-	57,063	214	-	4,412,662	(72,921)	49,558
Net increase (decrease)	(28,859)	650	70,381	(21,043)	(29,764)	(369,986)	(69,086)	59,694

F-55

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	PIMCO					T. Rowe Price		T. Rowe Price
	Global		PIMCO	T. Rowe Price	T. Rowe Price	Limited-	T. Rowe Price	New
	Bond	PIMCO	Total	Blue Chip	Equity	Term	Mid-Cap	America
2019	Opportunities	High Yield	Return	Growth	Income	Bond	Growth	Growth
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	$13,287			133,151	415,271		375,546	41,408
Units withdrawn	(2,503)	(157)	(2,953)	(207,036)	(529,650)	(138)	(949,197)	(128,857)
Units transferred between divisions and transferred to/from GPA		155,100	121,397	(45,440)	38,434		11,247	33,092
Net increase (decrease)	10,784	154,943	118,445	(119,325)	(75,945)	(138)	(562,404)	(54,357)

				Voya	Voya	Voya	VY®
	Templeton	Templeton	Voya	Russell™	Russell™	Russell™	Clarion
	Foreign	Global	International	Mid Cap	Small Cap	Small Cap	Global
2019	VIP	Bond VIP	Index	Index	Index	Index	Real Estate
(Continued)	Division	Division	Division	Division	Division	Division	Division

Units purchased	$453,944	5,808		2,427			39,608
Units withdrawn	(528,172)	(224)	(2,128)	(5,830)	(3,180)	(3,180)	(26,741)
Units transferred between divisions and transferred to/from GPA	19,403	17,197	1,141,494	751,852	169,327	169,327	8,929
Net increase (decrease)	(54,825)	22,781	1,139,366	748,449	166,147	166,147	21,795

The changes in outstanding units for the two years ended December 31, 2018 were as follows:

	American	American		American	American
	Century	Century	American	Funds®	Funds®	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Growth-	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Income	Index	Contrafund®	Contrafund®
2018	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Units purchased	620,998	-	250,325	459,754	608,403	157,730	1,243,897	90,230
Units withdrawn	(1,098,806)	(1,504)	(517,546)	(608,604)	(967,610)	(253,191)	(2,076,225)	(205,527)
Units transferred between divisions and transferred to/from GPA	(239,061)	-	30,314	51,368	(11,231)	21,561	(90,037)	(33,362)
Net increase (decrease)	(716,869)	(1,504)	(236,908)	(97,482)	(370,438)	(73,901)	(922,366)	(148,658)

		Franklin	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	International	Sachs	Sachs	Sachs	Sachs	Invesco V.I.
	VIP	Value	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity	Diversified
2018	Growth	VIP	Insights	Value	Value	Growth	Insights	Dividend
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	-	235,212	-	32	1,284	152,072	-	117,958
Units withdrawn	(4,063)	(383,815)	(1,964)	(425)	(25,572)	(211,312)	(1,676)	(125,821)
Units transferred between divisions and transferred to/from GPA	-	26,045	-	-	-	(111,869)	-	38,493
Net increase (decrease)	(4,063)	(122,558)	(1,964)	(393)	(24,288)	(171,109)	(1,676)	30,630

F-56

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

								Janus
			Ivy	Janus	Janus	Janus	Janus	Henderson
	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Global
2018	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty	Research
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	164,120	189,356	1,358	-	99,807	262,935	2,115	352,486
Units withdrawn	(103,193)	(198,833)	(421)	(811)	(205,250)	(548,606)	(3,729)	(739,669)
Units transferred between divisions and transferred to/from GPA	(75,597)	(126,685)	3	-	(11,672)	(185,531)	(605)	(115,824)
Net increase (decrease)	(14,671)	(136,161)	941	(811)	(117,115)	(471,201)	(2,218)	(503,008)

	Janus
	Henderson		MFS®	MFS®		MML	MML
	Global	MFS®	Investors	New	MFS®	Aggressive	Balanced	MML
2018	Research	Growth	Trust	Discovery	Research	Allocation	Allocation	Blend
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service)
Units purchased	3,289	21,142	9,051	65,347	5,445	236,873	197,928	449,271
Units withdrawn	(4,037)	(131,882)	(32,457)	(157,041)	(62,844)	(149,978)	(137,409)	(1,015,024)
Units transferred between divisions and transferred to/from GPA	5,446	5,403	(1,186)	1,299	(809,021)	(1,929)	255,416	(40,159)
Net increase (decrease)	4,698	(105,337)	(24,592)	(90,395)	(866,420)	84,965	315,935	(605,912)

F-57

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML	MML		MML	MML	MML
	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity	Focused
2018	Growth	Allocation	Allocation	Bond	Equity	Income	Index	Equity
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
							(Class II)
Units purchased	364,418	217,757	1,165	582	1,607,962	51,125	1,261,308	1,392
Units withdrawn	(500,523)	(102,136)	(755)	(109)	(3,027,391)	(28,172)	(2,090,100)	(143)
Units transferred between divisions and transferred to/from GPA	(74,684)	(41,057)	183	-	(243,953)	89,669	(108,971)	130
Net increase (decrease)	(210,789)	74,564	593	473	(1,663,382)	112,622	(937,763)	1,380

		MML	MML			MML	MML	MML
	MML	Fundamental	Fundamental	MML	MML	Growth	Growth	High
2018	Foreign	Growth	Value	Global	Growth	& Income	Allocation	Yield
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Class II)
Units purchased	28,726	1,263	4,389	35,648	1,427	58,393	369,823	3,583
Units withdrawn	(12,481)	(397)	(868)	(17,974)	(1,799)	(38,124)	(203,324)	(662)
Units transferred between divisions and transferred to/from GPA	(4,914)	27	192	581	(115)	57,635	51,936	24
Net increase (decrease)	11,331	893	3,714	18,254	(487)	77,904	218,436	2,945

		MML
	MML	Inflation-		MML	MML	MML	MML	MML
	Income	Protected	MML	International	Large Cap	Managed	Managed	Mid Cap
2018	& Growth	and Income	International	Equity	Growth	Bond	Volatility	Growth
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	37,071	353,867	561	1,686	3,208	821,198	380,224	72,072
Units withdrawn	(22,138)	(287,679)	(141)	(168)	(395)	(1,322,793)	(635,342)	(44,815)
Units transferred between divisions and transferred to/from GPA	1,344	(126,682)	11	8	27	675,223	(76,247)	22,807
Net increase (decrease)	16,276	(60,494)	431	1,526	2,840	173,628	(331,366)	50,064

						MML	MML	MML
	MML	MML	MML	MML	MML	Small	Small/Mid	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Company	Cap	Emerging
2018	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	56,245	149,122	299	417,374	273,169	346	39,753	18,057
Units withdrawn	(24,351)	(84,498)	(43)	(911,816)	(503,351)	(132)	(21,158)	(5,832)
Units transferred between divisions and transferred to/from GPA	20,746	(56,434)	2	(52,054)	(266,277)	13	1,844	194
Net increase (decrease)	52,641	8,190	258	(546,497)	(496,460)	228	20,439	12,419

F-58

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML U.S.			Oppenheimer		Oppenheimer	Oppenheimer
	Total	Government	Oppenheimer	Oppenheimer	Discovery		Global	Global
	Return	Money	Capital	Conservative	Mid Cap	Oppenheimer	Multi-	Strategic
2018	Bond	Market	Appreciation	Balanced	Growth	Global	Alternatives	Income
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	1,398	5,119,527	1,477,149	47,979	933,385	1,291,059	4,275	988,372
Units withdrawn	(360)	(4,604,902)	(2,771,095)	(106,748)	(1,737,391)	(2,236,156)	(12,257)	(1,185,379)
Units transferred between divisions and transferred to/from GPA	13,851	(1,831,707)	(883,092)	(8,400)	(234,417)	42,393	-	128,626
Net increase (decrease)	14,889	(1,317,082)	(2,177,038)	(67,169)	(1,038,423)	(902,705)	(7,982)	(68,381)

						PIMCO
	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO	T. Rowe Price
	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond	Blue Chip
2018	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities	Growth
(Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	559,100	824,755	639,538	45,321	1,041,081	116,066	-	144,374
Units withdrawn	(937,538)	(997,364)	(1,099,352)	(72,469)	(896,365)	(26,921)	(1,020)	(260,183)
Units transferred between divisions and transferred to/from GPA	137,226	(230,303)	(198,967)	(78,936)	27,760	(842)	177,452	97,800
Net increase (decrease)	(241,213)	(402,913)	(658,781)	(106,084)	172,475	88,303	176,432	(18,009)

		T. Rowe Price		T. Rowe Price		VY®
	T. Rowe Price	Limited-	T. Rowe Price	New	Templeton	Clarion
2018	Equity	Term	Mid-Cap	America	Foreign	Global
(Continued)	Income	Bond	Growth	Growth	VIP	Real Estate

Units purchased	407,574	-	428,258	44,063	436,102	52,091
Units withdrawn	(657,004)	(128)	(1,178,396)	(228,905)	(678,131)	(18,920)
Units transferred between divisions and transferred to/from GPA	119,555	-	(188,979)	(678)	94,530	2,586
Net increase (decrease)	(129,875)	(128)	(939,117)	(185,520)	(147,499)	35,756

F-59

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2019 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2019	495,140			$1.40	$694,663	-%			0.25%			35.56%
American Century VP Income & Growth Division
2019	10,009,285	3.00	to	3.39	30,738,840	2.08	0.25	to	1.00	22.72	to	23.64
2018	10,525,082	2.44	to	2.74	25,843,652	1.91	0.25	to	1.00	(7.80)	to	(7.10)
2017	11,241,950	2.65	to	2.95	29,362,754	2.38	0.25	to	1.00	19.29	to	20.19
2016	12,374,420	2.22	to	2.46	26,053,682	2.36	0.25	to	1.00	12.36	to	13.20
2015	12,823,297	1.98	to	2.17	23,313,481	2.10	0.25	to	1.00	(6.56)	to	(5.86)
American Century VP Inflation Protection Division
2019	45,675			1.08	49,510	2.17			0.25			8.90
American Century VP International Division
2019	139,289	1.23	to	1.46	203,381	0.86	0.25	to	0.60	27.65	to	28.42
2018	140,901	0.96	to	1.14	161,169	1.26	0.25	to	0.60	(15.73)	to	(15.22)
2017	142,405	1.13	to	1.36	193,296	0.86	0.25	to	0.60	12.99	to	30.42
2016	143,987			1.04	149,852	1.05			0.60			(6.06)
2015	145,685			1.11	161,404	0.37			0.60			0.16
American Century VP Value Division
2019	3,984,737	3.10	to	4.06	14,599,998	2.12	0.25	to	1.00	25.77	to	26.72
2018	4,109,602	2.46	to	3.20	12,074,180	1.66	0.25	to	1.00	(10.06)	to	(9.38)
2017	4,346,509	2.74	to	3.53	14,228,000	1.66	0.25	to	1.00	7.67	to	8.48
2016	4,650,196	2.55	to	3.26	14,116,978	1.74	0.25	to	1.00	19.28	to	20.18
2015	4,670,239	2.13	to	2.71	11,909,152	2.13	0.25	to	1.00	(4.84)	to	(4.12)
American Funds® Asset Allocation Division
2019	6,803,166	2.92	to	3.65	22,695,282	1.90	0.25	to	1.00	20.03	to	20.93
2018	7,165,384	2.43	to	3.02	19,892,745	1.66	0.25	to	1.00	(5.56)	to	(4.84)
2017	7,262,865	2.58	to	3.17	21,305,963	1.54	0.25	to	1.00	15.08	to	15.94
2016	7,759,152	2.24	to	2.73	19,741,367	1.61	0.25	to	1.00	8.32	to	9.14
2015	7,815,261	2.07	to	2.51	18,593,999	1.63	0.25	to	1.00	0.39	to	1.15
American Funds® Growth-Income Division
2019	9,980,605	3.40	to	4.55	40,028,763	1.68	0.25	to	1.00	24.88	to	25.82
2018	10,152,959	2.72	to	3.62	33,200,808	1.40	0.25	to	1.00	(2.77)	to	(2.03)
2017	10,523,397	2.80	to	3.69	35,545,549	1.41	0.25	to	1.00	21.17	to	22.08
2016	10,854,731	2.31	to	3.03	30,273,068	1.49	0.25	to	1.00	10.41	to	11.24
2015	11,207,851	2.09	to	2.72	28,415,871	1.30	0.25	to	1.00	0.45	to	1.20
BlackRock High Yield V.I. Division
2019	63,746			1.15	73,277	4.17			0.25			15.32
BlackRock Total Return V.I. Division
2019	299,448			1.10	329,864	2.16			0.25			9.51

Delaware VIP® Emerging Markets Division
2019	58,261			1.21	70,248	0.39			0.25			22.25

F-60

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Delaware VIP® Small Cap Value Division
2019	2,181			$1.14	$2,476	-%			0.25%		%		27.72%
DWS Small Cap Index Division
2019	2,590,878	3.14	to	3.87	9,231,210	1.05	0.25	to	1.00	23.98		to	24.91
2018	2,825,354	2.54	to	3.10	8,093,826	0.94	0.25	to	1.00	(12.12)		to	(11.45)
2017	2,899,255	2.89	to	3.50	9,439,990	0.97	0.25	to	1.00	13.19		to	14.04
2016	3,051,591	2.55	to	3.07	8,778,408	1.07	0.25	to	1.00	19.83		to	20.73
2015	3,134,821	2.13	to	2.54	7,530,019	1.04	0.25	to	1.00	(5.55)		to	(4.83)
Eaton Vance VT Floating-Rate Income Division
2019	41,816			1.09	45,751	3.46			0.25				7.47
Fidelity® VIP Contrafund® Division (Initial Class)
2019	17,515,147	3.95	to	4.02	75,526,172	0.46	0.15	to	1.00	30.27		to	31.38
2018	18,313,134	3.03	to	3.06	60,778,694	0.70	0.15	to	1.00	(7.31)		to	(6.52)
2017	19,235,499	3.27	to	4.51	68,425,223	0.99	0.25	to	1.00	20.67		to	21.57
2016	20,547,792	2.71	to	3.71	60,163,736	0.79	0.25	to	1.00	6.93		to	7.74
2015	23,727,342	2.53	to	3.44	64,684,270	1.03	0.25	to	1.00	(0.33)		to	0.42
Fidelity® VIP Contrafund® Division (Service Class)
2019	1,718,442	4.03	to	4.28	6,785,433	0.36	0.60	to	0.75	30.47		to	30.66
2018	1,871,054	3.09	to	3.27	5,677,222	0.60	0.60	to	0.75	(7.19)		to	(6.49)
2017	2,019,712	3.33	to	3.52	6,595,001	0.90	0.60	to	0.75	20.86		to	21.04
2016	2,087,051	2.76	to	2.91	5,778,438	0.67	0.60	to	0.75	7.11		to	7.27
2015	2,550,500	2.57	to	2.71	6,630,826	0.93	0.60	to	0.75	(0.19)		to	(0.04)
Fidelity® VIP Freedom 2035 Division
2019	229,431			1.27	291,049	1.52			0.25				27.33
Fidelity® VIP Freedom 2040 Division
2019	15,277		-	1.27	19,443	5.79		-	0.25			-	28.39
Fidelity® VIP Growth Division
2019	82,580	1.51	to	2.29	188,085	0.16	0.25	to	0.60	33.38		to	34.18
2018	89,089	1.13	to	1.71	152,771	0.15	0.25	to	0.60	(0.87)		to	(0.27)
2017	93,153	1.13	to	1.73	161,149	0.12	0.25	to	0.60	12.84		to	34.20
2016	97,277		-	1.29	125,401	-		-	0.60			-	0.11
2015	101,707		-	1.29	130,962	0.16		-	0.60			-	6.41
Fidelity® VIP Overseas Division
2019	-	-		1.20	-	-			0.25				27.77
Fidelity® VIP Real Estate Division
2019	34,147		-	1.17	39,801	0.61		-	0.25			-	23.09
Franklin Small Cap Value VIP Division
2019	3,382,682	3.58	to	5.00	14,844,653	1.05	0.25	to	1.00	25.09		to	26.03
2018	3,541,006	2.86	to	3.97	12,654,846	0.88	0.25	to	1.00	(13.75)		to	(13.09)
2017	3,663,564	3.32	to	4.57	15,268,606	0.51	0.25	to	1.00	9.55		to	10.38
2016	3,853,362	3.03	to	4.14	14,645,535	0.81	0.25	to	1.00	28.90		to	29.86
2015	3,907,673	2.35	to	3.19	11,657,741	0.63	0.25	to	1.00	(8.31)		to	(7.62)
Goldman Sachs Core Fixed Income Division
2019	383,383		-	1.09	417,527	2.55		-	0.25			-	9.00
2018	360,796		-	1.00	360,476	0.79		-	0.25			-	(0.83)

Goldman Sachs International Equity Insights Division
2019	94,242	1.09	to	$1.63	153,804	2.43	0.25	to	0.60	17.74		to	18.45
2018	99,359	0.92	to	1.39	137,721	1.92	0.25	to	0.60	(16.79)		to	(16.28)
2017	101,323	1.09	to	1.67	168,772	1.90	0.25	to	0.60	9.46		to	25.85
2016	123,282		-	1.32	163,172	2.17		-	0.60			-	(3.31)
2015	120,212		-	1.37	164,553	1.80		-	0.60			-	0.45

Goldman Sachs Large Cap Value Division
2019	2,564	2.61	to	2.87	7,278	0.93	0.30	to	0.60	25.17		to	25.55
2018	4,945	2.09	to	2.28	10,826	1.27	0.30	to	0.60	(9.01)		to	(8.73)
2017	5,338	2.29	to	2.50	12,859	1.65	0.30	to	0.60	9.20		to	9.53
2016	5,759	2.10	to	2.29	12,676	2.19	0.30	to	0.60	10.92		to	11.25
2015	6,214	1.89	to	2.05	12,317	1.41	0.30	to	0.60	(4.98)		to	(4.70)

F-61

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Goldman Sachs Mid Cap Value Division
2019	372,255	1.25	to	6.50	2,461,947	0.84	0.25	to	0.60	31.13	to	31.53
2018	275,848	0.95	to	4.97	1,389,038	1.27	0.25	to	0.60	(11.00)	to	(10.46)
2017	300,137	1.07	to	5.97	1,704,158	0.68	0.25	to	0.60	6.54	to	10.41
2016	366,080	5.06	to	5.39	1,896,554	1.45	0.30	to	0.60	12.85	to	13.19
2015	380,053	4.49	to	4.76	1,727,074	0.35	0.30	to	0.60	(9.79)	to	(9.51)
Goldman Sachs Small Cap Equity Insights Division
2019	6,379		-	1.25	7,991	0.77		-	0.25		-	24.84
Goldman Sachs Strategic Growth Division
2019	2,573,061	2.89	to	3.71	8,967,076	0.29	0.25	to	1.00	34.18	to	35.19
2018	2,829,797	2.14	to	2.77	7,067,602	0.45	0.25	to	1.00	(2.03)	to	(1.29)
2017	3,000,907	2.17	to	2.83	7,411,173	0.53	0.25	to	1.00	29.36	to	30.34
2016	3,214,153	1.66	to	2.19	5,877,315	0.60	0.25	to	1.00	0.97	to	1.73
2015	3,870,281	1.64	to	2.16	6,622,347	0.34	0.25	to	1.00	2.37	to	3.14
Goldman Sachs U.S. Equity Insights Division
2019	45,227	$2.96	to	$3.57	$134,986	1.29	0.30%	to	0.60%	24.46%	to	24.84%
2018	46,830	2.38	to	2.86	112,389	1.23	0.30	to	0.60	(6.76)	to	(6.48)
2017	48,506	2.55	to	3.06	124,927	1.41	0.30	to	0.60	23.33	to	23.70
2016	50,321	2.07	to	2.47	105,142	1.34	0.30	to	0.60	10.07	to	10.40
2015	52,537	1.88	to	2.24	99,765	1.36	0.30	to	0.60	(0.79)	to	(0.49)
Invesco Oppenheimer V.I. Capital Appreciation Division
2019[4]	20,221,940	2.99	to	3.90	74,819,293	0.06	0.15	to	1.00	34.84	to	35.99
2018	22,024,354	2.22	to	2.87	58,249,800	0.32	0.15	to	1.00	(6.67)	to	(5.87)
2017	24,201,392	2.37	to	3.10	66,455,537	0.24	0.25	to	1.00	25.57	to	26.52
2016	27,159,946	1.89	to	2.45	56,569,215	0.41	0.25	to	1.00	(3.17)	to	(2.45)
2015	29,950,074	1.95	to	2.51	61,022,339	0.09	0.25	to	1.00	2.51	to	3.29
Invesco Oppenheimer V.I. Conservative Balanced Division
2019[4]	803,323	2.24	to	3.58	1,796,954	2.27	0.30	to	0.75	16.64	to	17.16
2018	878,876	1.92	to	3.06	1,685,685	1.97	0.30	to	0.75	(6.03)	to	(5.61)
2017	946,045	2.04	to	3.24	1,931,192	1.96	0.30	to	0.75	8.44	to	8.93
2016	1,050,115	1.88	to	2.97	1,976,988	2.40	0.30	to	0.75	4.48	to	4.94
2015	1,123,138	1.80	to	2.85	2,024,012	2.27	0.30	to	0.75	0.08	to	0.53
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division
2019[4]	15,356,351	3.35	to	4.58	60,331,547	-	0.15	to	1.00	37.98	to	39.15
2018	16,893,481	2.43	to	3.29	46,930,970	-	0.15	to	1.00	(7.02)	to	(6.22)
2017	17,931,904	2.61	to	2.80	52,221,659	0.03	0.25	to	1.00	27.51	to	28.47
2016	19,159,429	2.05	to	2.18	42,958,174	-	0.25	to	1.00	1.32	to	2.08
2015	20,265,281	2.02	to	2.13	43,680,241	-	0.25	to	1.00	5.55	to	6.34
Invesco Oppenheimer V.I. Global Division
2019[4]	21,014,111	3.59	to	$3.71	102,363,468	0.90	0.15	to	1.00	30.48	to	31.59
2018	22,312,600	2.75	to	2.82	82,122,885	0.99	0.15	to	1.00	(14.05)	to	(13.31)
2017	23,215,306	3.20	to	5.36	97,811,579	0.93	0.25	to	1.00	35.31	to	36.32
2016	24,862,420	2.37	to	3.93	75,843,398	1.07	0.25	to	1.00	(0.91)	to	(0.17)
2015	26,446,265	2.39	to	3.94	80,296,406	1.30	0.25	to	1.00	2.91	to	3.68
Invesco Oppenheimer V.I. Global Strategic Income Division
2019[4]	9,586,299	1.86	to	1.87	22,295,339	3.77	0.15	to	1.00	9.70	to	10.64
2018	10,037,874	1.68	to	1.70	21,508,479	4.92	0.15	to	1.00	(5.35)	to	(4.54)
2017	10,106,254	1.80	to	2.67	23,127,048	2.29	0.25	to	1.00	5.22	to	6.01
2016	10,096,940	1.71	to	2.52	22,381,947	4.98	0.25	to	1.00	5.48	to	6.27
2015	10,485,422	1.62	to	2.37	22,270,231	5.81	0.25	to	1.00	(3.23)	to	(2.50)

F-62

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco Oppenheimer V.I. Government Money Division
2019[4]	2,839,331	1.30	to	1.61	3,673,096	1.70	0.30	to	0.75	0.95	to	1.40
2018	3,098,493	1.29	to	1.58	3,973,557	1.34	0.30	to	0.75	0.59	to	1.05
2017	3,339,705	1.29	to	1.57	4,261,000	0.29	0.30	to	0.75	(0.36)	to	0.09

Invesco Oppenheimer V.I. International Growth Division
2019[4]	9,242,895	2.78		2.89	25,318,416	1.03	0.15		1.00	27.32		28.41
2018	9,613,888	2.17		2.27	20,352,676	0.86	0.15		1.00	(20.22)		(19.54)
2017	10,016,801	2.67		2.85	26,085,100	1.41	0.25		1.00	25.04		25.98
2016	10,295,874	2.12		2.28	20,887,222	1.11	0.25		1.00	(3.09)		(2.36)
2015	11,377,850	2.17		2.35	23,448,902	1.16	0.25		1.00	2.40		3.17

Invesco Oppenheimer V.I. Main Street Division
2019[4]	9,218,501	3.21	to	3.91	30,111,174	1.07	0.15	to	1.00	30.77	to	31.88
2018	10,184,573	2.46	to	2.96	25,093,363	1.15	0.15	to	1.00	(8.81)	to	(8.02)
2017	10,843,354	2.35	to	2.70	28,819,972	1.25	0.25	to	1.00	15.75	to	16.62
2016	11,728,522	2.02	to	2.33	26,188,457	1.12	0.25	to	1.00	10.51	to	11.34
2015	12,730,130	1.81	to	2.11	24,598,773	0.92	0.25	to	1.00	2.30	to	3.07

Invesco Oppenheimer V.I. Main Street Small Cap Division
2019[4]	512,076	5.62	to	6.09	2,894,554	0.18	0.30	to	0.75	25.53	to	26.09
2018	539,359	4.47	to	4.83	2,424,752	0.30	0.30	to	0.75	(11.00)	to	(10.59)
2017	645,443	5.03	to	5.41	3,285,140	0.80	0.30	to	0.75	13.31	to	13.82
2016	578,567	4.44	to	4.75	2,574,213	0.52	0.30	to	0.75	17.17	to	17.70
2015	642,202	3.79	to	4.04	2,440,544	0.87	0.30	to	0.75	(6.60)	to	(6.18)
Invesco Oppenheimer V.I. Total Return Bond Division
2019[4]	9,499,209	$1.17	to	$1.70	$13,725,099	3.30%	0.25%	to	1.00%	8.44%	to	9.25%
2018	9,396,432	1.08	to	1.55	12,443,748	3.28	0.25	to	1.00	(2.01)	to	(1.27)
2017	9,223,957	1.10	to	1.57	12,418,542	2.36	0.25	to	1.00	3.55	to	4.32
2016	9,177,870	1.06	to	1.51	11,993,297	3.70	0.25	to	1.00	2.24	to	3.01
2015	8,618,628	1.04	to	1.46	11,085,356	3.99	0.25	to	1.00	(0.04)	to	0.71
Invesco V.I. Comstock Division
2019	12,235	-	-	1.26	15,400	1.98	-	-	0.25	-	-	25.30
Invesco V.I. Diversified Dividend Division
2019	1,366,611	1.34	to	$2.78	2,338,701	2.95	0.15	to	1.00	23.85	to	24.90
2018	1,360,598	1.08	to	$2.23	1,862,558	2.47	0.15	to	1.00	(8.50)	to	(7.71)
2017	1,329,968	1.19	to	$1.55	1,924,600	1.69	0.25	to	1.00	7.50	to	8.30
2016	1,387,698	1.10	to	$1.43	1,854,236	1.34	0.25	to	1.00	13.67	to	14.53
2015	1,138,579	0.97	to	$1.25	1,366,232	1.76	0.33	to	1.00	1.05	to	1.81
Invesco V.I. Health Care Division
2019	968,353	3.68	to	3.78	3,946,910	0.04	0.15	to	1.00	31.19	to	32.30
2018	981,671	2.81	to	2.86	3,066,965	-	0.15	to	1.00	(0.10)	to	0.75
2017	996,342	2.81	to	3.29	3,115,697	0.37	0.25	to	1.00	14.68	to	15.54
2016	1,019,247	2.45	to	2.93	2,776,539	-	0.25	to	1.00	(12.34)	to	(11.68)
2015	1,042,490	2.80	to	3.32	3,234,987	-	0.25	to	1.00	2.14	to	2.91
Invesco V.I. Technology Division
2019	1,776,311	3.27	to	4.83	5,161,971	-	0.15	to	1.00	34.53	to	35.68
2018	1,895,917	2.43	to	3.56	3,689,355	-	0.15	to	1.00	(1.45)	to	(0.60)
2017	2,032,079	1.69	to	2.46	3,637,730	-	0.25	to	1.00	33.79	to	34.80
2016	2,238,489	1.25	to	1.84	2,719,502	-	0.25	to	1.00	(1.74)	to	(1.00)
2015	2,585,348	1.26	to	1.87	2,860,192	-	0.25	to	1.00	5.75	to	6.55
Ivy VIP Asset Strategy Division
2019	48,457	1.26		1.29	62,237	2.28	0.25		0.75	21.78	to	21.78
2018	41,621	1.03	to	1.06	43,974	1.90	0.25	to	0.75	(5.44)	to	(5.44)
2017	40,680	1.09	to	1.12	45,453	1.16	0.25	to	0.75	9.29	to	18.27

F-63

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Janus Henderson Balanced Division (Institutional Class)
2019	59,786		-	3.27	195,299	1.94		-	0.60		-	21.86
2018	59,358		-	2.68	159,123	2.16		-	0.60		-	0.08
2017	60,169		-	2.68	161,175	1.62		-	0.60		-	17.72
2016	61,526		-	2.28	139,996	2.23		-	0.60		-	3.98
2015	62,316		-	2.19	136,368	1.60		-	0.60		-	0.02
Janus Henderson Balanced Division (Service Class)
2019	1,652,455			3.88	5,954,940	1.68	0.25	to	1.00	21.06	to	21.97
2018	1,647,762			3.18	4,873,002	1.78	0.25	to	1.00	(0.57)	to	0.18
2017	1,764,877			3.17	5,219,360	1.39	0.25	to	1.00	16.96	to	17.84
2016	1,827,242			2.69	4,604,449	1.88	0.25	to	1.00	3.29	to	4.06
2015	1,986,602			2.59	4,828,508	1.37	0.25	to	1.00	(0.59)	to	0.16
Janus Henderson Forty Division (Institutional Class)
2019	4,871,577	3.63	to	$4.48	23,845,964	0.15	0.25	to	0.75	36.14	to	36.82
2018	5,243,064	2.65	to	3.29	18,508,924	-	0.25	to	0.75	1.22	to	1.73
2017	5,714,266	2.61	to	3.25	19,329,223	-	0.25	to	0.75	29.34	to	29.99
2016	6,444,964	2.01	to	2.51	15,917,705	-	0.25	to	0.75	1.43	to	1.94
2015	7,285,204	1.97	to	2.48	16,790,187	-	0.25	to	0.75	11.38	to	11.94
Janus Henderson Forty Division (Service Class)
2019	48,670	5.28	to	6.27	264,895	0.02	0.50	to	1.00	35.49	to	36.17
2018	49,907	3.90	to	4.61	201,579	-	0.50	to	1.00	0.70	to	1.21
2017	52,125	3.87	to	4.55	206,633	-	0.50	to	1.00	28.71	to	29.35
2016	51,790	3.01	to	3.52	159,130	-	0.50	to	1.00	0.93	to	1.44
2015	52,719	2.98	to	3.47	161,103	-	0.50	to	1.00	10.82	to	11.38
Janus Henderson Global Research Division (Institutional Class)
2019	5,116,176	1.52	to	1.87	10,129,324	1.00	0.25	to	0.75	28.08	to	28.72
2018	5,478,036	1.18	to	1.46	8,387,235	1.13	0.25	to	0.75	(7.57)	to	(7.10)
2017	5,981,044	1.27	to	1.58	9,657,867	0.82	0.25	to	0.75	26.08	to	26.71
2016	6,626,717	1.00	to	1.26	8,012,754	1.09	0.25	to	0.75	1.30	to	1.81
2015	7,100,500	0.99	to	1.24	8,009,301	0.64	0.25	to	0.75	(3.02)	to	(2.53)
Janus Henderson Global Research Division (Service Class)
2019	101,847	$2.40	to	$3.06	$268,482	0.87%	0.50%	to	1.00%	27.43%	to	28.07%
2018	102,872	1.88	to	2.39	216,844	0.86	0.50	to	1.00	(8.01)	to	(7.55)
2017	98,174	2.05	to	2.58	236,100	0.69	0.50	to	1.00	25.43	to	26.05
2016	98,437	1.63	to	2.05	188,501	0.93	0.50	to	1.00	0.81	to	1.31
2015	107,614	1.62	to	2.02	205,061	0.52	0.50	to	1.00	(3.50)	to	(3.02)
Lord Abbett Developing Growth Division
2019	1,436	-	-	1.61	2,312	-	-	-	0.25	-	-	31.77
MFS® Blended Research Core Equity Division
2019	13,000	-	-	1.33	17,246	1.61	-	-	0.25	-	-	29.17
MFS® Growth Division
2019	758,864	1.59	to	3.77	3,064,314	-	0.25	to	0.75	37.12	to	38.15
2018	730,280	1.15	to	2.75	2,171,458	0.09	0.25	to	0.75	1.90	to	2.67
2017	835,618	1.12	to	2.70	2,414,793	0.12	0.25	to	0.75	12.11	to	30.43
2016	779,721	2.07	to	2.58	1,679,387	0.04	0.30	to	0.75	1.68	to	2.14
2015	844,171	2.04	to	2.52	1,782,359	0.16	0.30	to	0.75	6.76	to	7.24
MFS® International Intrinsic Value Division
2019	17,457	-	-	1.25	21,771	1.33	-	-	0.25	-	-	25.94
MFS® Investors Trust Division
2019	224,146	3.62	to	4.54	926,606	0.68	0.25	to	1.00	30.27	to	31.25
2018	228,598	2.78	to	3.46	723,146	0.62	0.25	to	1.00	(6.43)	to	(5.72)
2017	253,190	2.97	to	3.67	857,046	0.73	0.25	to	1.00	22.12	to	23.04
2016	223,153	2.43	to	2.99	620,082	0.85	0.25	to	1.00	7.51	to	8.32
2015	228,537	2.26	to	2.75	590,412	0.91	0.25	to	1.00	(0.78)	to	(0.03)

F-64

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® New Discovery Division
2019	1,257,914	4.02	to	5.87	6,625,713	-	0.25	to	1.00	40.29	to	41.35
2018	1,245,551	2.86	to	4.15	4,788,712	-	0.25	to	1.00	(2.46)	to	(1.72)
2017	1,335,946	2.94	to	4.22	5,342,292	-	0.25	to	1.00	25.40	to	26.34
2016	1,531,613	2.34	to	3.34	4,871,802	-	0.25	to	1.00	7.97	to	8.78
2015	1,757,337	2.17	to	3.07	5,211,919	-	0.25	to	1.00	(2.86)	to	(2.13)
MFS® Research Division
2019	320,275	3.16	to	3.88	1,083,046	0.79	0.30	to	0.75	31.95	to	32.55
2018	331,042	2.39	to	2.93	845,994	0.35	0.30	to	0.75	(5.09)	to	(4.66)
2017	1,197,462	2.52	to	3.07	3,542,827	1.36	0.30	to	0.75	22.45	to	23.00
2016	1,223,807	2.06	to	2.50	2,944,485	0.79	0.30	to	0.75	7.93	to	8.41
2015	1,266,534	1.91	to	2.30	2,803,462	0.74	0.30	to	0.75	0.05	to	0.50
MFS® Utilities Division
2019	3,687	-	-	1.32	4,848	-	-	-	0.25	-	-	25.07
MFS® Value Division
2019	28,747		-	$1.27	36,426	-		-	0.25		-	29.80
MML Aggressive Allocation Division
2019	1,220,243	1.93	to	3.28	3,446,034	2.03	0.15	to	0.75	23.01	to	23.75
2018	1,049,013	1.57	to	2.65	2,365,349	1.39	0.15	to	0.75	(8.81)	to	(8.26)
2017	964,047	1.09	to	1.72	2,340,168	1.06	0.25	to	0.75	8.35	to	17.89
2016	656,421	1.46	to	2.37	1,417,645	1.61	0.50	to	0.75	7.73	to	8.00
2015	502,025	1.35	to	2.19	997,688	2.09	0.50	to	0.75	(1.58)	to	(1.34)
MML Balanced Allocation Division
2019	961,864	1.60	to	2.48	1,843,654	2.51	0.15	to	0.75	15.88	to	16.57
2018	974,355	1.38	to	2.12	1,598,371	2.42	0.15	to	0.75	(5.19)	to	(4.61)
2017	658,420	1.05	to	1.46	1,165,476	1.99	0.25	to	0.75	4.99	to	10.65
2016	526,881		-	1.94	854,812	2.14		-	0.75			5.62
2015	507,071		-	1.84	765,595	2.71		-	0.75			(0.86)
MML Blend Division
2019	7,528,109	$2.90	to	$3.20	$31,243,992	2.44%	0.25%	to	1.00%	20.17%	to	21.08%
2018	7,733,618	2.41	to	2.64	27,125,185	2.11	0.25	to	1.00	(5.30)	to	(4.58)
2017	8,339,530	2.55	to	2.77	31,096,755	2.12	0.25	to	1.00	14.11	to	14.97
2016	9,055,194	2.23	-	2.41	29,068,771	2.14	0.25	-	1.00	8.33	to	9.15
2015	9,607,247	2.06	-	2.21	27,875,164	2.13	0.25	-	1.00	(0.92)	to	(0.17)
MML Blue Chip Growth Division
2019	4,013,299	3.63	to	5.65	12,396,513	-	0.15	to	1.00	28.55	to	29.65
2018	3,772,586	2.82	to	4.36	9,452,664	-	0.15	to	1.00	0.86	to	1.72
2017	3,983,374	1.77	to	2.80	9,546,427	0.01	0.25	to	1.00	34.87	to	35.88
2016	4,084,720	1.30	to	2.07	6,860,480	-	0.25	to	1.00	(0.09)	to	0.66
2015	4,273,785	1.30	to	2.08	6,826,645	-	0.25	to	1.00	9.99	to	10.82

F-65

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Conservative Allocation Division
2019	1,077,490	1.53	to	2.31	1,838,023	2.52	0.15	to	0.75	14.34	to	15.02
2018	865,508	1.34	to	2.01	1,201,317	2.54	0.15	to	0.75	(4.22)	to	(3.64)
2017	790,945	1.04	to	1.39	1,159,929	2.00	0.25	to	0.75	4.11	to	8.80
2016	505,476	1.28	to	1.85	708,861	2.41	0.50	to	0.75	4.99	to	5.26
2015	395,753	1.22	to	1.76	510,973	2.85	0.50	to	0.75	(1.12)	to	(0.88)
MML Core Allocation Division
2019	17,018	1.21	to	1.39	23,627	2.53	0.25	to	0.75	18.12	to	18.12
2018	82,568	1.02	to	1.18	97,046	1.74	0.25	to	0.75	(4.84)	to	(4.84)
2017	81,975	1.07	to	1.24	101,251	-	0.25	to	0.75	7.47	to	14.94
2016	-		-	1.07	-	-		-	0.75		-	8.97
2015	-		-	0.99	-	-		-	-		-	(1.39)
MML Dynamic Bond Division
2019	8,669	1.10	to	1.19	10,289	3.70	0.25	to	0.75	8.73	to	8.73
2018	6,838	1.01	to	1.09	7,464	3.41	0.25	to	0.75	(0.10)	to	(0.10)
2017	6,365	1.01	to	1.09	6,954	1.02	0.25	to	0.75	1.34	to	4.45
2016	-		-	1.05	-	-		-	0.75		-	4.94
2015	-		-	1.00	-	-		-	0.75		-	(0.31)
MML Equity Division
2019	21,224,056	2.76	to	3.25	87,307,189	2.04	0.15	to	1.00	24.67	to	25.73
2018	22,663,822	2.22	to	2.58	74,001,101	1.77	0.15	to	1.00	(10.89)	to	(10.13)
2017	24,327,205	2.37	to	2.49	88,570,445	1.82	0.25	to	1.00	14.64	to	15.50
2016	26,016,480	2.05	to	2.17	81,773,406	1.74	0.25	to	1.00	11.48	to	12.31
2015	28,512,661	1.82	to	1.95	78,592,024	2.07	0.25	to	1.00	(4.39)	to	(3.67)

F-66

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Income Division
2019	454,444	1.54	to	3.19	1,134,639	2.35	0.15	to	0.75	26.26	to	26.45
2018	305,104	1.22	to	2.52	717,137	2.02	0.15	to	0.75	(9.50)	to	(9.36)
2017	192,482	1.10	to	1.35	494,840	2.07	0.25	to	0.75	10.07	to	16.33
2016	135,986	2.29	to	2.33	314,739	2.12	0.50	to	0.70	17.86	to	18.09
2015	105,150	1.95	to	1.98	205,984	1.94	0.50	to	0.70	(7.53)	to	(7.35)
MML Equity Index Division (Service Class I)
2019	2,088,086	-	-	1.38	2,887,488	2.71	-	-	0.25	-	-	30.86
MML Equity Index Division (Class II)
2019	24,254,914	3.51	to	4.05	85,127,840	2.85	0.15	to	1.00	29.75	to	30.86
2018	26,762,994	2.71	to	3.10	71,235,424	1.70	0.15	to	1.00	(5.59)	to	(4.78)
2017	27,700,757	2.87	to	3.06	77,086,744	1.18	0.25	to	1.00	20.29	to	21.20
2016	29,623,801	2.38	to	2.52	66,482,551	1.87	0.25	to	1.00	10.51	to	11.34
2015	31,339,147	2.16	to	2.27	62,107,625	1.65	0.25	to	1.00	0.16	to	0.92
MML Focused Equity Division
2019	167,057	1.44	to	1.81	246,359	0.28	0.25	to	0.75	30.15	to	30.15
2018	15,941	1.11	to	1.39	22,222	2.81	0.25	to	0.75	1.18	to	1.18
2017	14,561	1.09	to	1.38	20,062	-	0.25	to	0.75	9.39	to	21.99
MML Foreign Division
2019	153,545	$1.14	to	$1.81	$259,567	1.81%	0.15%	to	0.75%	13.00%	to	13.17%
2018	132,279	1.01	to	1.61	199,317	2.25	0.15	to	0.75	(16.03)	to	(15.90)
2017	120,948	1.08	to	1.20	217,714	2.08	0.25	to	0.75	7.80	to	21.73
2016	100,342	1.50	to	1.53	151,333	1.98	0.50	to	0.70	0.73	to	0.94
2015	91,302	1.49	to	1.52	136,743	2.92	0.50	to	0.70	(4.84)	to	(4.65)
MML Fundamental Growth Division
2019	503,737	1.52	to	1.76	775,224	0.50	0.25	to	0.75	33.74	to	33.74
2018	43,285	1.14	to	1.32	57,100	1.10	0.25	to	0.75	0.80	to	0.80
2017	42,392	1.13	to	1.31	55,477	-	0.25	to	0.75	12.67	to	27.67
2016	-			1.03	-	-			0.75	-	-	3.73
2015	-			0.99	-	-			0.75		-	(1.18)
MML Fundamental Value Division
2019	103,360	1.20	to	1.40	144,459	1.97	0.25	to	0.75	22.79	to	22.79
2018	98,094	0.98	to	1.14	111,650	1.67	0.25	to	0.75	(10.34)	to	(10.34)
2017	94,380	1.09	to	1.27	119,815	-	0.25	to	0.75	8.75	to	15.10
2016	-		-	1.10	-	-		-	0.75		-	13.25

F-67

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Global Division (Class II)
2019	124,229	1.54	to	3.51	385,155	0.59	0.15	to	0.75	30.39	to	30.58
2018	119,202	1.18	to	2.69	269,514	1.13	0.15	to	0.75	(9.71)	to	(9.57)
2017	100,947	1.30	to	2.89	248,284	1.06	0.50	to	0.75	23.68	to	24.30
2016	61,934	2.30	to	2.34	142,622	1.14	0.50	to	0.70	6.79	to	7.00
2015	47,430	2.15	to	2.18	102,154	1.19	0.50	to	0.70	(2.04)	to	(1.85)
MML Growth Division
2019	44,023	1.44	to	1.78	75,873	0.29	0.25	to	0.75	30.22	to	30.22
2018	33,642	1.11	to	1.37	45,923	0.28	0.25	to	0.75	(0.65)	to	(0.65)
2017	34,130	1.12	to	1.37	46,893	-	0.25	to	0.75	11.55	to	27.78
2016	-		-	1.08	-	-		-	0.75		-	9.00
2015	-		-	0.99	-	-		-	0.75		-	(1.36)
MML Growth & Income Division
2019	294,083	1.66	to	3.83	1,036,164	0.94	0.15	to	0.75	31.90	to	32.10
2018	262,594	1.26	to	2.90	658,741	0.89	0.15	to	0.75	(5.34)	to	(5.20)
2017	184,689	1.10	to	1.33	468,563	0.85	0.25	to	0.75	10.26	to	23.70
2016	103,011	2.37	to	2.41	245,567	1.09	0.50	to	0.70	8.02	to	8.23
2015	85,526	2.20	to	2.23	188,466	1.23	0.50	to	0.70	(0.21)	to	(0.01)
MML Growth Allocation Division
2019	1,620,661	1.80	to	2.95	4,454,638	2.25	0.15	to	0.75	20.30	to	21.03
2018	1,442,591	1.50	to	2.44	3,283,606	1.83	0.15	to	0.75	(7.60)	to	(7.04)
2017	1,224,155	1.07	to	1.62	2,944,300	1.47	0.25	to	0.75	7.18	to	15.21
2016	1,002,307	1.41	to	2.20	2,086,469	1.82	0.50	to	0.75	6.77	to	7.04
2015	842,927	1.32	to	2.05	1,607,208	2.30	0.50	to	0.75	(1.46)	to	(1.21)
MML High Yield Division
2019	75,480	1.10	to	1.32	99,616	6.29	0.25	to	0.75	12.25	to	12.25
2018	68,322	0.98	to	1.18	80,332	6.37	0.25	to	0.75	(3.40)	to	(3.40)
2017	65,377	1.02	to	1.22	79,573	2.08	0.25	to	0.75	1.82	to	8.22
2016	-		-	1.12	-	-		-	0.75		-	16.48
2015	-		-	0.97	-	-		-	0.75		-	(3.44)
MML Income & Growth Division
2019	211,374	1.49	to	3.01	489,310	1.96	0.15	to	0.75	24.25	to	24.43
2018	170,252	1.20	to	2.42	337,169	1.77	0.15	to	0.75	(11.82)	to	(11.68)
2017	153,975	1.10	to	1.35	342,385	1.63	0.25	to	0.75	10.45	to	17.43
2016	86,471	2.24	to	2.27	194,847	1.79	0.50	to	0.70	15.59	to	15.82
2015	78,986	1.94	to	1.96	154,018	1.93	0.50	to	0.70	(0.79)	to	(0.59)

F-68

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Inflation-Protected and Income Division
2019	2,962,522	$1.50	to	$1.63	$4,975,538	2.41%	0.15%	to	1.00%	7.23%	to	8.15%
2018	2,982,893	1.40	to	1.50	4,644,811	3.11	0.15	to	1.00	(2.28)	to	(1.44)
2017	3,043,387	1.43	to	1.71	4,824,739	3.33	0.25	to	1.00	2.18	to	2.95
2016	3,068,133	1.40	to	1.66	4,744,436	2.41	0.25	to	1.00	4.17	to	4.95
2015	3,048,075	1.35	to	1.59	4,511,298	1.15	0.25	to	1.00	(2.49)	to	(1.75)
MML International Division
2019	19,796	1.18	to	1.39	27,498	2.80	0.25	to	0.75	22.31	to	22.31
2018	18,583	0.97	to	1.14	21,104	0.83	0.25	to	0.75	(13.52)	to	(13.52)
2017	18,152	1.12	to	1.31	23,858	-	0.25	to	0.75	11.79	to	31.65
2016	-		-	1.00	-	-		-	0.75		-	2.97
2015	-		-	0.97	-	-		-	0.75		-	(3.12)
MML International Equity Division
2019	20,299	1.07	to	1.29	26,084	1.73	0.25	to	0.75	24.63	to	24.63
2018	20,737	0.86	to	1.03	21,382	1.59	0.25	to	0.75	(23.79)	to	(23.79)
2017	19,211	1.13	to	1.35	25,992	-	0.25	to	0.75	12.82	to	30.35
2016	-	-	-	1.04	-	-		-	0.75		-	8.27
2015	-	-	-	0.96	-	-		-	0.75		-	(4.13)
MML Large Cap Growth Division
2019	43,127	1.46	to	1.70	73,302	0.61	0.25	to	0.75	31.99	to	31.99
2018	50,284	1.11	to	1.29	64,754	0.65	0.25	to	0.75	(2.26)	to	(2.26)
2017	47,444	1.13	to	1.32	62,512	0.02	0.25	to	0.75	13.44	to	33.51
2016	85		-	0.99	84	-	-	-	0.75		-	(0.38)
2015	-		-	0.99	-	-	-	-	0.75		-	(0.93)
MML Managed Bond Division
2019	14,136,877	1.70	to	1.73	36,821,375	3.70	0.15	to	1.00	8.72	to	9.65
2018	14,954,044	1.55	to	1.60	35,447,667	3.49	0.15	to	1.00	(1.43)	to	(0.59)
2017	14,780,416	1.62	to	2.44	35,244,134	3.19	0.25	to	1.00	3.66	to	4.43
2016	14,700,378	1.56	to	2.33	33,995,060	2.81	0.25	to	1.00	1.73	to	2.49
2015	16,141,060	1.54	to	2.28	36,332,390	2.80	0.25	to	1.00	(1.74)	to	(1.00)
MML Managed Volatility Division
2019	4,758,639	1.96	to	2.19	9,752,657	1.61	0.15	to	1.00	10.78	to	11.73
2018	4,924,228	1.77	to	1.96	8,939,633	1.22	0.15	to	1.00	(5.64)	to	(4.83)
2017	5,255,594	1.87	to	2.00	9,969,494	1.27	0.25	to	1.00	7.95	to	8.76
2016	5,632,424	1.74	to	1.84	9,604,162	1.76	0.25	to	1.00	2.66	to	3.43
2015	5,960,715	1.69	to	1.78	9,653,428	1.76	0.25	to	1.00	1.98	to	2.75
MML Mid Cap Growth Division
2019	520,871	1.69	to	5.52	1,851,438	0.02	0.15	to	0.75	31.10	to	31.30
2018	365,457	1.29	to	4.21	1,117,892	-	0.15	to	0.75	(2.32)	to	(2.17)
2017	315,393	1.10	to	1.32	951,777	0.03	0.25	to	0.75	9.88	to	24.81
2016	142,695	3.31	to	3.36	473,765	-	0.50	to	0.70	5.55	to	5.76
2015	126,669	3.13	to	3.18	398,738	-	0.50	to	0.70	6.04	to	6.25
MML Mid Cap Value Division
2019	292,549	1.50		4.04	970,295	1.72	0.15	to	0.75	28.94	to	29.13
2018	262,044	1.16		3.13	673,260	1.56	0.15	to	0.75	(13.12)	to	(12.99)
2017	209,403	1.07		1.33	600,267	1.38	0.25	to	0.75	6.64	to	11.70
2016	129,109	3.09		3.14	401,358	1.57	0.50	to	0.70	22.37	to	22.62
2015	107,789	2.53		2.56	273,637	1.89	0.50	to	0.70	(2.14)	to	(1.95)
MML Moderate Allocation Division
2019	658,245	1.68		2.66	1,440,195	2.57	0.15	to	0.75	17.70	to	18.41
2018	586,895	1.43		2.25	1,072,577	2.14	0.15	to	0.75	(6.19)	to	(5.62)
2017	578,705	1.06		1.52	1,148,828	1.82	0.25	to	0.75	5.88	to	12.48
2016	459,928	1.35		2.05	812,213	2.17	0.50	to	0.75	6.09	to	6.35
2015	385,238	1.28		1.93	618,622	2.21	0.50	to	0.75	(1.38)	to	(1.14)

F-69

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Short-Duration Bond Division
2019	15,622	1.07		1.11	16,793	3.18	0.25	to	0.75	4.45	to	4.45
2018	1,266	1.02		1.07	1,349	3.13	0.25	to	0.75	1.53	to	1.53
2017	1,008	1.01		1.05	1,058	0.87	0.25	to	0.75	0.88	to	2.55
2016	-			1.02	-	-			0.75	-	-	2.80
2015	-			1.00	-	-			0.75		-	(0.41)
MML Small Cap Equity Division
2019	6,482,956	$3.04	to	$4.07	$23,767,587	0.48%	0.15%	to	1.00%	25.21%	to	26.28%
2018	6,800,449	2.43	to	3.22	19,872,953	0.49	0.15	to	1.00	(11.09)	to	(10.32)
2017	7,346,947	2.73	to	3.79	24,132,173	0.86	0.25	to	1.00	13.23	to	14.08
2016	7,714,232	2.41	to	3.32	22,563,331	1.07	0.25	to	1.00	17.04	to	17.92
2015	7,968,678	2.06	to	2.82	20,112,385	0.84	0.25	to	1.00	(6.57)	to	(5.87)
MML Small Cap Growth Equity Division
2019	4,030,464	3.91	to	$4.50	15,692,114	-	0.15	to	1.00	32.99	to	34.12
2018	4,059,323	2.94	to	3.35	11,961,793	-	0.15	to	1.00	(5.83)	to	(5.02)
2017	4,555,785	3.12	to	3.45	13,947,859	-	0.25	to	1.00	21.60	to	22.51
2016	4,871,665	2.57	to	2.81	12,102,946	-	0.25	to	1.00	11.63	to	12.46
2015	4,950,423	2.30	to	2.50	10,980,301	-	0.25	to	1.00	(6.04)	to	(5.34)
MML Small Company Value Division
2019	13,952	1.19	to	1.53	21,300	0.27	0.25	to	0.75	25.54	to	25.54
2018	13,302	0.94	to	1.22	16,177	0.33	0.25	to	0.75	(12.94)	to	(12.94)
2017	13,074	1.08	to	1.40	18,263	-	0.25	to	0.75	8.48	to	11.69
2016	-	-	-	1.25	-	-		-	0.75		-	32.46
2015	-	-	-	-	-	-		-	0.75		-	(5.58)
MML Small/Mid Cap Value Division
2019	233,198	1.38	to	3.83	651,868	0.64	0.15	to	0.75	20.10	to	20.28
2018	162,818	1.15	to	3.19	443,894	0.49	0.15	to	0.75	(15.05)	to	(14.92)
2017	142,379	1.11	to	1.35	454,678	0.46	0.25	to	0.75	10.92	to	13.44
2016	95,069	3.17	to	3.22	302,935	0.56	0.50	to	0.70	24.23	to	24.47
2015	82,888	2.55	to	2.59	212,425	0.74	0.50	to	0.70	(6.19)	to	(6.00)
MML Strategic Emerging Markets Division
2019	132,199	0.97	to	1.24	130,203	0.23	0.25	to	0.75	24.60	to	25.53
2018	153,242	0.78	to	0.99	120,611	0.15	0.25	to	0.75	(13.06)	to	(12.40)
2017	140,823	0.90	to	1.13	127,444	0.08	0.25	to	0.75	13.19	to	33.03
2016	91,514	0.67	to	1.02	61,651	0.37			0.75	5.70	to	6.49
2015	91,582	0.64	to	0.96	58,572	0.93			0.75		-	(14.87)
MML Total Return Bond Division
2019	20,536	1.10	to	1.15	23,663	2.43	0.25	to	0.75	8.91	to	8.91
2018	50,300	1.01	to	1.06	53,217	1.99	0.25	to	0.75	(0.07)	to	(0.07)
2017	35,411	1.01	to	1.06	37,492	-	0.25	to	0.75	0.90	to	2.96
2016	-		-	1.03	-	-		-	0.75		-	2.53
2015	-		-	1.00	-	-		-	0.75		-	0.30
MML U.S. Government Money Market Division
2019	13,153,952	1.02	to	1.02	15,295,854	1.69	0.15	to	1.00	0.70	to	1.56
2018	13,523,938	1.01	to	1.01	15,760,925	1.32	0.15	to	1.00	0.32	to	1.18
2017	14,841,020	1.01	to	1.33	16,805,767	0.34	0.25	to	1.00	(0.64)	to	0.11
2016	19,781,273	1.02	to	1.33	22,189,202	-	0.25	to	1.00	(0.89)	to	(0.24)
2015	17,437,970	1.03	to	1.33	20,566,171	-	0.25	to	1.00	(0.99)	to	(0.25)
Oppenheimer Global Multi-Alternatives Division
2019[5]	-	1.00	to	1.03	-	1.44	0.25	to	0.75	3.53	to	3.53
2018	69,086	0.96	to	0.99	68,494	0.38	0.25	to	0.75	(3.21)	to	(3.21)
2017	77,068	1.00	to	1.02	78,943	-	0.25	to	0.75	(0.35)	to	0.56
2016	5	-	-	1.02	5	-		-	0.75		-	3.71

F-70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
PIMCO CommodityRealReturn® Strategy Division
2019	370,676	0.82	to	0.87	309,923	4.36	0.15	to	0.70	10.57	to	11.19
2018	310,982	0.74	to	0.79	232,562	1.95	0.15	to	0.70	(14.80)	to	(14.33)
2017	222,679	0.87	to	1.09	195,201	10.79	0.25	to	0.70	1.34	to	9.02
2016	174,652	0.86	to	0.87	150,825	1.02	0.50	to	0.70	14.07	to	14.30
2015	146,111	0.75	to	0.76	110,541	3.85	0.50	to	0.70	(26.18)	to	(26.03)
PIMCO Global Bond Opportunities Division
2019	187,216		-	1.05	196,278	2.45		-	0.25		-	6.13
2018	176,432		-	0.99	174,285	5.59		-	0.25		-	(4.20)
PIMCO High Yield Division
2019	154,943		-	1.14	176,652	1.12	-	-	0.25		-	14.75
PIMCO Total Return Division
2019	118,445		-	1.10	129,945	2.30		-	0.25		-	8.37
T. Rowe Price Blue Chip Growth Division
2019	3,509,332	4.57	to	5.86	18,577,729	-	0.25	to	1.00	28.60	to	29.56
2018	3,628,656	3.56	to	4.52	14,956,517	-	0.25	to	1.00	0.90	to	1.66
2017	3,646,665	3.52	to	4.45	14,954,650	-	0.25	to	1.00	34.82	to	35.83
2016	3,754,474	2.61	to	3.27	11,414,335	-	0.25	to	1.00	(0.22)	to	0.53
2015	3,087,025	2.62	to	3.26	9,406,099	-	0.25	to	1.00	9.95	to	10.77
T. Rowe Price Equity Income Division
2019	5,417,533	2.96	to	3.81	18,706,568	2.33	0.25	to	1.00	25.14	to	26.08
2018	5,493,478	2.37	to	3.02	15,188,122	2.01	0.25	to	1.00	(10.41)	to	(9.73)
2017	5,623,353	2.64	to	3.35	17,339,953	1.75	0.25	to	1.00	14.87	to	15.73
2016	6,258,863	2.30	to	2.89	16,787,672	2.28	0.25	to	1.00	17.99	to	18.87
2015	7,135,816	1.95	to	2.43	16,298,568	1.82	0.25	to	1.00	(7.78)	to	(7.09)
T. Rowe Price Limited-Term Bond Division
2019	781	1.06	to	1.69	1,319	2.42	0.25	to	0.60	3.73	to	4.36
2018	919	1.01	to	1.63	1,497	2.03	0.25	to	0.60	0.57	to	1.18
2017	1,047	1.00	to	1.62	1,695	1.45	0.25	to	0.60	0.21	to	0.45
2016	1,178			1.61	1,899	1.35			0.60		-	0.76
2015	1,321			1.60	2,113	1.13			0.60		-	(0.29)
T. Rowe Price Mid-Cap Growth Division
2019	9,498,129	5.35	to	8.64	62,866,836	0.14	0.25	to	1.00	29.98	to	30.96
2018	10,060,534	4.12	to	6.60	50,673,306	-	0.25	to	1.00	(3.01)	to	(2.28)
2017	10,999,651	4.25	to	6.75	56,582,781	-	0.25	to	1.00	23.54	to	24.46
2016	12,268,733	3.44	to	5.42	50,472,128	-	0.25	to	1.00	5.20	to	5.99
2015	13,242,525	3.27	to	5.12	51,112,401	-	0.25	to	1.00	5.50	to	6.30
T. Rowe Price New America Growth Division
2019	908,636	3.75	to	4.80	3,539,489	0.42	0.30	to	0.75	33.92	to	34.52
2018	962,993	2.80	to	3.57	2,800,329	0.14	0.30	to	0.75	0.40	to	0.85
2017	1,148,513	2.79	to	3.54	3,311,867	0.10	0.30	to	0.75	33.43	to	34.03
2016	1,228,656	2.09	to	2.64	2,652,149	0.04	0.30	to	0.75	0.55	to	1.00
2015	1,311,385	2.08	to	2.61	2,810,404	-	0.30	to	0.75	7.79	to	8.27

F-71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Templeton Foreign VIP Division
2019	5,904,930	$1.85	to	$1.90	$11,293,030	1.72%	0.25%	to	1.00%	11.41%	to	12.25%
2018	5,959,755	1.65	to	1.70	9,952,036	2.66	0.25	to	1.00	(16.29)	to	(15.65)
2017	6,107,253	1.95	to	2.03	11,957,352	2.60	0.25	to	1.00	15.53	to	16.40
2016	6,626,209	1.68	to	1.76	11,052,281	1.93	0.25	to	1.00	6.11	to	6.91
2015	7,030,422	1.57	to	1.66	10,600,246	3.22	0.25	to	1.00	(7.42)	to	(6.73)
Templeton Global Bond VIP Division
2019	22,781			1.03	23,569	-			0.25			2.26
Voya International Index Division
2019	1,139,366			1.14	1,294,774	2.77			0.25			21.04
Voya Russell™ Mid Cap Index Division
2019	748,449			1.28	959,866	1.24			0.25			29.74
Voya Russell™ Small Cap Index Division
2019	166,147			1.20	199,550	0.70			0.25			24.77
VY® Clarion Global Real Estate Division
2019	196,349	2.36	to	2.51	472,645	2.54	0.15	to	0.70	23.48	to	24.16
2018	174,554	1.91	to	2.02	336,952	5.13	0.15	to	0.70	(9.38)	to	(8.88)
2017	138,798	2.11	to	2.15	295,310	3.54	0.50	to	0.70	9.73	to	9.95
2016	115,189	1.92	to	1.95	222,918	1.12	0.50	to	0.70	(0.08)	to	0.12
2015	98,553	1.92	to	1.95	190,067	2.92	0.50	to	0.70	(1.95)	to	(1.75)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]	The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

[5]	For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

F-72

Notes To Financial Statements (Continued)

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk
$0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions
$0.00 to $0.04 per $1 of specified benefit amount
$0.00 to $0.32 per $100 of specified benefit amount
$0.009 to $0.149 per $1 of specified premium
$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F-73

Notes To Financial Statements (Continued)

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk
$0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction
$0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children's Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $0.78 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The spread of the coronavirus, causing increased cases of COVID-19, around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, MassMutual is actively monitoring the extent of the impact to its operations.

The Separate Account’s management has reviewed events occurring through April 3, 2020, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2019 and 2018 and

for the years ended December 31, 2019, 2018 and 2017

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/ KPMG LLP

Hartford, Connecticut
February 24, 2020

2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of December 31,
	2019	2018
	(In Millions)
Assets:
Bonds	$101,907	$97,079
Preferred stocks	749	744
Common stocks – subsidiaries and affiliates	16,971	12,327
Common stocks – unaffiliated	1,185	500
Mortgage loans	27,473	23,624
Policy loans	14,725	13,873
Real estate	358	488
Partnerships and limited liability companies	9,012	8,599
Derivatives	12,064	8,741
Cash, cash equivalents and short-term investments	3,793	4,318
Other invested assets	2,036	943
Total invested assets	190,273	171,236
Investment income due and accrued	2,687	3,018
Federal income taxes	—	612
Net deferred income taxes	1,108	983
Other than invested assets	3,951	3,320
Total assets excluding separate accounts	198,019	179,169
Separate account assets	70,230	64,478
Total assets	$268,249	$243,647

Liabilities and Surplus:
Policyholders’ reserves	$130,479	$121,978
Liabilities for deposit-type contracts	15,297	14,370
Contract claims and other benefits	474	479
Policyholders’ dividends	1,684	1,713
General expenses due or accrued	1,214	1,096
Federal income taxes	23	—
Asset valuation reserve	4,670	3,307
Repurchase agreements	3,834	4,768
Commercial paper	250	250
Collateral	3,285	2,946
Derivatives	9,608	4,912
Funds held under coinsurance	4,252	4,099
Other liabilities	4,056	3,641
Total liabilities excluding separate accounts	179,126	163,559
Separate account liabilities	70,230	64,478
Total liabilities	249,356	228,037
Surplus	18,893	15,610
Total liabilities and surplus	$268,249	$243,647

See notes to statutory financial statements

3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Revenue:
Premium income	$22,781	$22,929	$17,486
Net investment income	7,693	7,774	6,542
Fees and other income	1,381	1,018	1,425
Total revenue	31,855	31,721	25,453
Benefits, expenses and other deductions:
Policyholders’ benefits	24,573	22,818	20,001
Change in policyholders’ reserves	2,409	4,499	740
Change in group annuity reserves assumed	(1,271)	(1,221)	(887)
General insurance expenses	2,391	2,366	2,604
Commissions	1,067	1,062	1,009
State taxes, licenses and fees	271	258	245
Other deductions	298	189	18
Total benefits, expenses and other deductions	29,738	29,971	23,730
Net gain from operations before dividends and federal income taxes	2,117	1,750	1,723
Dividends to policyholders	1,671	1,695	1,569
Net gain from operations before federal income taxes	446	55	154
Federal income tax benefit	(15)	(168)	(320)
Net gain from operations	461	223	474
Net realized capital losses	(37)	(1,044)	(422)
Net income (loss)	$424	$(821)	$52

See notes to statutory financial statements

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Surplus, beginning of year	$15,610	$15,705	$15,423
Net increase/(decrease) due to:
Net income (loss)	424	(821)	52
Change in net unrealized capital gains (losses), net of tax	3,433	1,779	368
Change in net unrealized foreign exchange capital (losses) gains, net of tax	282	(594)	721
Change in other net deferred income taxes	(55)	291	(1,084)
Change in nonadmitted assets	747	(716)	124
Change in asset valuation reserve	(1,363)	(100)	(29)
Change in surplus notes	(33)	—	36
Change in minimum pension liability	(68)	128	61
Prior period adjustments	(70)	(47)	45
Other	(14)	(15)	(12)
Net increase (decrease)	3,283	(95)	282
Surplus, end of year	$18,893	$15,610	$15,705

See notes to statutory financial statements

5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Cash from operations:
Premium and other income collected	$22,979	$23,625	$22,194
Net investment income	8,303	6,762	6,542
Benefit payments	(24,526)	(22,916)	(19,718)
Net transfers from separate accounts	5,814	3,091	3,510
Net receipts from group annuity reserves assumed	1,271	1,221	887
Commissions and other expenses	(3,816)	(3,924)	(3,523)
Dividends paid to policyholders	(1,700)	(1,588)	(1,577)
Federal and foreign income taxes recovered (paid)	552	162	(3)
Net cash from operations	8,877	6,433	8,312

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	22,233	19,214	19,838
Preferred and common stocks – unaffiliated	839	985	516
Common stocks – affiliated	5	1,723	346
Mortgage loans	2,418	2,330	3,062
Real estate	192	276	226
Partnerships and limited liability companies	1,207	2,155	1,972
Derivatives	996	633	54
Other	(995)	(548)	(273)
Total investment proceeds	26,895	26,768	25,741
Cost of investments acquired:
Bonds	(25,867)	(26,526)	(24,910)
Preferred and common stocks – unaffiliated	(1,443)	(311)	(887)
Common stocks – affiliated	(204)	(583)	(230)
Mortgage loans	(6,211)	(3,698)	(4,543)
Real estate	(120)	233	(267)
Partnerships and limited liability companies	(1,368)	(1,653)	(1,851)
Derivatives	(302)	(927)	(598)
Other	(81)	202	(89)
Total investments acquired	(35,596)	(33,263)	(33,375)
Net increase in policy loans	(852)	(546)	(867)
Net cash from investing activities	(9,553)	(7,041)	(8,501)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	868	87	1,360
Cash (applied to) provided by surplus note issuance	(39)	—	36
Change in repurchase agreements	(935)	565	(525)
Change in collateral	550	50	(180)
Other cash (used) provided	(293)	644	(648)
Net cash from financing and miscellaneous sources	151	1,346	43
Net change in cash, cash equivalents and short-term investments	(525)	738	(146)
Cash, cash equivalents and short-term investments:
Beginning of year	4,318	3,580	3,726
End of year	$3,793	$4,318	$3,580

See notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life, individual annuities and disability insurance. The Company’s DTC&B2B distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and long term care (LTC) products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

●	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity

●	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge

●	Interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value

●	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value

●	Income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation

●	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

●	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

●	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded

●	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

●	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

●	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

●	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation

●	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances

●	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve

●	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses)

●	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset

●	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities

●	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

●	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

●	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are

8

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2019 and 2018, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2019 and 2018
	Increase (Decrease) to:
	Prior		Current		Asset
	Years’		Year		or Liability
	(In Millions)
	2019	2018	2019	2018	2019	2018
Other than invested assets	$(13)	(13)	$106	(13)	$106	13
Liabilities for deposit-type contracts	42	—	42	—	(42)	—
Other Liabilities	(7)	(2)	(7)	(2)	7	2
Contract claims and other benefits	(5)	—	(5)	—	5	—
Policyholders’ reserves	(87)	(29)	(87)	(29)	87	29
Partnerships and limited liability companies	—	—	—	(59)	—	(59)
Deferred income taxes	—	—	—	(36)	—	(36)
Policyholders’ dividends	—	(3)	—	(3)	—	3
Total	$(70)	(47)	$49	(142)	$163	(48)

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State), and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less an adjustment of $733 million as of December 31, 2019 for a portion of its noncontrolling interests (NCI). Operating results, less dividends declared, for MMHLLC is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

MassMutual International LLC (MMI) was classified as common stocks – subsidiaries and affiliates as of December 31, 2017 and as partnerships and LLCs as of December 31, 2018 and December 31, 2019. MMI was accounted for using the statutory equity method in both years. Prior to December 31, 2018, the Company accounted for the value of MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. Beginning on December 31, 2018, the value of MMI is recorded at its underlying U.S. GAAP equity value. For the three years and the period ended December 31, 2019 the change in the value of MMI is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus.

Refer to Note 5b. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

10

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital gains (losses).

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

13

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods and are determined based on statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account

14

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 55% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2019 and 56% as of December 31, 2018.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

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The phantom share price is determined as the greater of the share price calculated using management basis core operating income or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

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The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In October 2018, the NAIC issued modifications to Statements of Statutory Accounting Principles (SSAP) No. 86, Derivatives, effective January 1, 2019. This guidance permits the use of the Overnight Index Swap (OIS) rate based on the Secured Overnight Financing Rate as a U.S. benchmark interest rate in addition to the U.S. Treasury rate, the LIBOR swap rate, the OIS rate based on the Fed Funds Effective Rate, and the SIFMA Municipal Swap Rate. The Company has not elected to apply hedge accounting, therefore adoption of this guidance did not have an impact on the Company’s financial statements.

In November 2018, the NAIC issued SSAP No. 30R, Unaffiliated Common Stock, effective January 1, 2019. The modification included a clarification to the scope for unaffiliated common stock including Securities Exchange Commission registered investment companies, such as closed-end mutual funds and unit investments trusts. The modification also includes public stock warrants, while nonpublic stock warrants would be classified as derivative instruments. The modifications did not have a material effect on the Company’s financial statements.

In November 2018, the NAIC adopted modifications to the liquidity risk disclosure requirements of SSAP No. 51R, Life Contracts, No. 52, Deposit-Type Contracts, and No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, effective December 31, 2019. The modifications require the Company to provide additional liquidity risk information such as current surrender charges, amount of account value, cash value and reserves breakouts by withdrawal characteristics for certain general and separate account products and groups of products. Additionally, a reconciliation of amounts of total reserves disclosed to the applicable annual statement exhibits, and the corresponding financial statement line items is required. The modifications did not have a material effect on the Company’s financial statements.

In April 2019, the NAIC adopted modifications to SSAP No. 16R, Electronic Data Processing Equipment and Software, effective January 1, 2020, the Company elected to early adopt effective April 1, 2019. This guidance aligns and clarifies the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract, with the requirement for capitalizing implementation costs incurred to develop or obtain internal-use software. Costs for implementation activities in the application development stage is capitalized, depending on the nature of the costs and would be nonadmitted, while costs incurred during preliminary project or post implementation stages are expensed as incurred. The amendments also require the entity to expense the capitalized implementation costs of a hosting arrangement that is a service contract over the lesser of the expected term of the hosting arrangement or five years. The Company adopted this guidance on a prospective basis and the adoption did not have a material impact to its financial statements.

In April 2019, the NAIC adopted modifications to SSAP Nos. 26R, Bonds, 43R, Loan-Backed and Structured Securities, and 86, Derivatives, reclassifying structured notes as specifically defined that expose the investor to the risk of principal loss as derivative instruments, effective December 31, 2019. These types of structured notes where there is an embedded derivative wrapped by a bond include underlying risks that are not linked to the issuer’s credit. Structured notes are currently reported as long-term bonds valued at amortized cost; while as derivative instruments,

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

structured notes would be carried at fair value. The adoption of these modifications did not have a material impact on the Company’s financial statements.

Future adoption of new accounting standards

In June 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51R using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. At the time of adoption, the modifications are not expected to have a material effect on the Company’s total life reserves and surplus in the financial statements.

In November 2018, the NAIC issued SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, to provide special accounting guidance for limited derivatives hedging variable annuity guarantee benefits that are subject to fluctuations from interest rates, effective January 1, 2020 with early adoption permitted as of January 1, 2019. This modification applies to variable annuity contracts and other contracts involving certain guaranteed benefits that are valued under principles-based reserving. This modification permits an insurer to use macro-hedging by designating as the host contract, an entire book of business or subsection consisting of interest sensitive variable annuity guarantee benefits, in a fair value hedge. The Company is required to record at fair value the interest rate sensitive variable annuity guarantee (that is, the hedged item) and the related derivative hedging instrument. Changes in the fair value of the derivatives attributable to the hedged item are recorded in realized gains and losses to offset the changes in the fair value of the hedged item. The excess or deficiency of the change in fair value of the derivative compared to the change in the fair value of the hedged item should be recorded as an admitted deferred asset or deferred liability, and amortized through realized capital gains and losses over the remaining term of the interest rate sensitive variable annuity, not to exceed 10 years. The Company is also required to record a special surplus allocation of an amount equal to the deferred asset and deferred liability from unassigned surplus. Changes in the fair value of the derivative that is not attributable to the hedge risk should be recorded in unrealized gains and losses. The Company will be required to disclose information about the derivative and related hedged items. The Company is currently evaluating this guidance, but it’s not expected to have a material impact on its financial statements.

In August 2019, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR). The adoption, effective January 1, 2020, only applies to certain annuity products and includes inforce policies issued after 1980. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the aggregate reserve for contracts falling within the scope of these requirements shall equal the stochastic reserve plus the additional standard projection amount less the projected IMR included in the starting assets. These requirements constitute the CARVM for all contracts encompassed by the scope. The modifications are not expected to have a material effect on the Company’s total annuity reserves and surplus in the financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2019
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4,361	$4,944	$—	$4,944	$—
All other governments	1,589	1,762	—	1,693	69
States, territories and possessions	547	603	—	603	—
Political subdivisions	517	569	—	569	—
Special revenue	5,807	6,594	—	6,584	10
Industrial and miscellaneous	82,586	88,206	10	48,715	39,481
Parent, subsidiaries and affiliates	6,500	6,658	—	381	6,277
Preferred stocks	749	787	11	—	776
Common stocks - subsidiaries and affiliates	282	282	162	—	120
Common stocks - unaffiliated	1,185	1,185	917	—	268
Mortgage loans - commercial	24,163	25,090	—	—	25,090
Mortgage loans - residential	3,310	3,304	—	—	3,304
Derivatives:
Interest rate swaps	10,571	11,983	—	11,983	—
Options	575	575	40	535	—
Currency swaps	880	880	—	880	—
Forward contracts	11	11	—	11	—
Credit default swaps	22	31	—	31	—
Financial futures	5	5	5	—	—
Cash, cash equivalents and short-term investments	3,793	3,793	206	3,587	—
Separate account assets	70,230	70,230	48,151	21,113	966
Financial liabilities:
Guaranteed interest contracts	9,815	9,909	—	—	9,909
Group annuity contracts and other deposits	17,963	18,600	—	—	18,600
Individual annuity contracts	8,338	10,317	—	—	10,317
Supplementary contracts	1,185	1,186	—	—	1,186
Repurchase agreements	3,834	3,834	—	3,834	—
Commercial paper	250	250	—	250	—
Derivatives:
Interest rate swaps	9,124	9,972	—	9,972	—
Options	2	2	2	—	—
Currency swaps	212	212	—	212	—
Forward contracts	158	158	—	158	—
Financial futures	112	112	112	—	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $16,689 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,854	$6,193	$—	$6,193	$—
All other governments	1,487	1,481	—	1,415	66
States, territories and possessions	614	647	—	647	—
Political subdivisions	547	571	—	571	—
Special revenue	5,927	6,421	—	6,412	9
Industrial and miscellaneous	75,124	74,538	10	42,695	31,833
	7,526	7,570	—	1,172	6,398
Preferred stocks	744	734	12	—	722
Common stocks - subsidiaries and affiliates	398	398	233	—	165
Common stocks - unaffiliated	500	500	194	—	306
Mortgage loans - commercial	22,357	22,794	—	—	22,794
Mortgage loans - residential	1,267	1,211	—	—	1,211
Derivatives:
Interest rate swaps	6,629	6,858	—	6,858	—
Options	911	911	—	911	—
Currency swaps	843	843	—	843	—
Forward contracts	106	113	—	113	—
Credit default swaps	18	6	—	6	—
Interest rate caps and floors	18	18	—	18	—
Financial futures	216	216	—	216	—
Cash, cash equivalents and short-term investments	4,318	4,318	175	4,143	—
Separate account assets	64,478	64,478	41,358	22,569	551
Financial liabilities:
Guaranteed interest contracts	8,825	8,729	—	—	8,729
Group annuity contracts and other deposits	17,863	17,951	—	—	17,951
Individual annuity contracts	8,131	8,925	—	—	8,925
Supplementary contracts	1,178	1,179	—	—	1,179
Repurchase agreements	4,768	4,768	—	4,768	—
Commercial paper	250	250	—	250	—
Derivatives:
Interest rate swaps	4,647	5,111	—	5,111	—
Options	5	5	—	5	—
Currency swaps	232	232	—	232	—
Forward contracts	12	28	—	28	—
Credit default swaps	2	3	—	3	—
Financial futures	14	14	—	14	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $11,929 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$143	$111	$264
Preferred stocks	—	—	13	13
Common stocks - subsidiaries and affiliates	162	—	120	282
Common stocks - unaffiliated	917	—	268	1,185
Derivatives:
Interest rate swaps	—	10,571	—	10,571
Options	40	535	—	575
Currency swaps	—	880	—	880
Forward contracts	—	11	—	11
Financial futures	5	—	—	5
Separate account assets	48,151	21,113	966	70,230
Total financial assets carried at fair value	$49,285	$33,253	$1,478	$84,016

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$9,124	$—	$9,124
Options	2	—	—	2
Currency swaps	—	212	—	212
Forward contracts	—	158	—	158
Financial futures	112	—	—	112
Total financial liabilities carried at fair value	$114	$9,494	$—	$9,608

For the year ended December 31, 2019, the Company does not have any financial instruments that were carried at NAV as a practical expedient.

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The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	10	30	64	104
Parent, subsidiaries and affiliates	—	82	66	148
Common stocks - subsidiaries and affiliates	233	—	165	398
Common stocks - unaffiliated	194	—	306	500
Derivatives:
Interest rate swaps	—	6,629	—	6,629
Options	—	911	—	911
Currency swaps	—	843	—	843
Interest rate caps and floors	—	18	—	18
Forward contracts	—	106	—	106
Financial futures	—	216	—	216
Separate account assets	41,358	22,569	551	64,478
Total financial assets carried at fair value	$41,795	$31,404	$1,152	$74,351

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$4,647	$—	$4,647
Options	—	5	—	5
Currency swaps	—	232	—	232
Forward contracts	—	12	—	12
Financial futures	—	15	—	15
Total financial liabilities carried at fair value	$—	$4,911	$—	$4,911

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

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Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains	Losses
	Balance	(Losses)	(Gains)								Balance
	as of	in Net	in					Transfers			as of
	1/1/19	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/19
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$64	$(1)	$(2)	$28	$1	$—	$(5)	$2	$—	$24	$111
Parent, subsidiaries, and affiliates	66	—	—	—	—	—	—	—	(8)	(58)	—
Preferred stocks	—	—	(1)	2	—	—	—	—	—	12	13
Common stocks - subsidiaries and affiliates	165	1	(41)	1	—	—	(6)	—	—	—	120
Common stocks - unaffiliated	306	18	9	4	—	(60)	(9)	—	—	—	268
Separate account assets	551	42	(1)	797	—	(423)	—	—	—	—	966
Total financial assets	$1,152	$60	$(36)	$832	$1	$(483)	$(20)	$2	$(8)	$(22)	$1,478

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

		Gains	Losses
	Balance	(Losses)	(Gains)								Balance
	as of	in Net	in					Transfers			as of
	1/1/18	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/18
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$55	$(4)	$(5)	$—	$1	$—	$(9)	$—	$—	$26	$64
Parent, subsidiaries, and affiliates	61	4	(7)	9	—	—	(6)	5		—	66
Preferred stocks	2	—	—	—	—	—	—	—	—	(2)	—
Common stocks - subsidiaries and affiliates	110	—	41	5	6	—	(10)	9	—	4	165
Common stocks - unaffiliated	311	6	14	16	3	—	(44)	—	—	—	306
Derivatives:
Currency swaps	1	—	—	—	—	—	—	—	(1)	—	—
Separate account assets	709	7	1	112	—	(278)	—	—	—	—	551
Total financial assets	$1,249	$13	$44	$142	$10	$(278)	$(69)	$14	$(1)	$28	$1,152

Financial liabilities Derivatives:
Currency swaps	$8	—	—	—	—	—	—	—	(8)	—	$—

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,361	$585	$2	$4,944
All other governments	1,589	174	1	1,762
States, territories and possessions	547	56	—	603
Political subdivisions	517	52	—	569
Special revenue	5,807	789	2	6,594
Industrial and miscellaneous	82,586	5,900	280	88,206
Parent, subsidiaries and affiliates	6,500	158	—	6,658
Total	$101,907	$7,714	$285	$109,336

The December 31, 2019 gross unrealized losses exclude $26 million of losses included in the carrying value. These losses include $25 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2018
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$5,854	$360	$21	$6,193
All other governments	1,487	29	35	1,481
States, territories and possessions	614	35	2	647
Political subdivisions	547	27	3	571
Special revenue	5,927	517	23	6,421
Industrial and miscellaneous	75,124	1,337	1,923	74,538
Parent, subsidiaries and affiliates	7,526	112	68	7,570
Total	$97,079	$2,417	$2,075	$97,421

The December 31, 2018 gross unrealized losses exclude $30 million of losses included in the carrying value. These losses include $28 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2019		2018
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/ Aa/ A	$52,828	52%	$53,587	55%
2	Baa	38,740	38	36,789	38
3	Ba	6,214	6	2,852	3
4	B	1,747	2	2,005	2
5	Caa and lower	1,907	2	1,495	2
6	In or near default	471	—	351	—
	Total	$101,907	100%	$97,079	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2019				2018
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$1,100	92%	$2,474	88%	$968	100%	$2,109	95%
2	92	8	213	8	—	—	23	1
3	—	—	42	1	—	—	—	—
4	—	—	21	1	—	—	11	1
5	—	—	35	1	—	—	48	2
6	—	—	40	1	—	—	24	1
	$1,192	100%	$2,825	100%	$968	100%	$2,215	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$2,787	$2,816
Due after one year through five years	21,355	22,051
Due after five years through ten years	22,965	24,455
Due after ten years	54,800	60,014
Total	$101,907	$109,336

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2019	2018	2017
	(In Millions)

Proceeds from sales	$13,979	$10,742	$6,669
Gross realized capital gains from sales	256	151	114
Gross realized capital losses from sales	(96)	(199)	(153)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2019
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$49	$1	6	$31	$1	6
All other governments	32	—	10	16	—	5
States, territories and possessions	46	—	5	—	—	—
Political subdivisions	6	—	3	—	—	—
Special revenue	83	1	36	27	1	12
Industrial and miscellaneous	4,995	82	699	7,616	225	559
Parent, subsidiaries and affiliates	155	—	1	13	—	1
Total	$5,366	$84	760	$7,703	$227	583

The December 31, 2019 gross unrealized losses include $26 million of losses included in the carrying value. These losses include $25 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$10	$—	7	$1,459	$21	14
All other governments	586	20	35	255	16	22
States, territories and possessions	9	—	2	88	2	5
Political subdivisions	23	—	4	115	2	7
Special revenue	362	5	52	534	18	96
Industrial and miscellaneous	29,105	865	1,748	16,852	1,071	1,145
Parent, subsidiaries and affiliates	2,146	37	25	3,582	48	8
Total	$32,241	$927	1,873	$22,885	$1,178	1,297

The December 31, 2018 gross unrealized losses include $30 million of losses included in the carrying value. These losses include $30 million from NAIC Class 6 bonds and primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2019 and 2018, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2019, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,496 million. Securities in an unrealized loss position for less than 12 months had a fair value of $2,268 million and unrealized losses of $24 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $5,228 million and unrealized losses of $92 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2018, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,992 million. Securities in an unrealized loss position for less than 12 months had a fair value of $7,859 million and unrealized losses of $141 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,133 million and unrealized losses of $78 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the 12 months ended December 31, 2019 or 2018, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2019, and $9 million as of December 31, 2018.

Residential mortgage-backed exposure

Residential mortgage-backed securities (RMBS) are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2019, RMBS had a total carrying value of $1,780 million and a fair value of $1,892 million, of which approximately 18%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $883 million and a fair value of $945 million. As of December 31, 2018, RMBS had a total carrying value of $1,287 million and a fair value of $1,395 million, of which approximately 20%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $472 million and a fair value of $553 million. .

During the year ended December 31, 2019, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2019, total leveraged loans and leveraged loan CDOs had a carrying value of $14,133 million and a fair value of $14,209 million, of which approximately 80%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2018, total leveraged loans and leveraged loan CDOs had a carrying value of $12,376 million and a fair value of $12,290 million, of which approximately 82%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $ 2,827 million and fair value of $ 2,932 million as of December 31, 2019 and a carrying value of $ 2,231 million and fair value of $ 2,238 million as of December 31, 2018.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2019	2018
	(In Millions)

Carrying value	$749	$744
Gross unrealized gains	52	28
Gross unrealized losses	(15)	(38)
Fair value	$786	$734

As of December 31, 2019, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $133 million in three issuers, $131 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2018, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $507 million in 11 issuers, $506 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2019 or 2018.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with carrying values of $684 million as of December 31, 2019 and $681 million as of December 31, 2018.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2019	2018	2017
	(In Millions)

Total revenue	$792	$782	$691
Net income	130	105	82
Assets	13,463	12,863	13,323
Liabilities	11,728	11,226	11,750
Shareholder’s equity	1,735	1,637	1,573

MMHLLC, a wholly-owned subsidiary of the Company, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $13.9 billion as of December 31, 2019 and $9.3 billion as of December 31, 2018.

MMHLLC declared $500 million of dividends, of which $300 million was paid to MassMutual for the year ended December 31, 2019 and declared $900 million of dividends, of which $250 million was paid for the year ended December 31, 2018 and declared and paid $425 million for the year ended December 31, 2017.

MassMutual contributed capital of $290 million to MMHLLC for the year ended December 31, 2019 and $343 million for the year ended December 31, 2018.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended
	December 31,
	2019			2018			2017
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
Total revenue	$3.6	$5.2	$8.8	$3.1	$2.2	$5.3	$2.8	$1.9	$4.7
Net income	0.9	3.5	4.4	0.5	0.5	1.0	0.4	0.4	0.8
Assets	22.9	—	22.9	16.5	2.6	19.1	14.7	2.4	17.1
Liabilities	8.3	—	8.3	7.5	0.8	8.3	5.7	0.9	6.6
Member’s equity	14.6	—	14.6	10.8	—	10.8	10.5	—	10.5

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,735 million as of December 31, 2019 was subject to dividend restrictions imposed by the State of Connecticut.

On May 24, 2019, an indirectly wholly owned subsidiary of MassMutual, MM Asset Management Holding LLC (MMAMH) executed the sale of its retail asset management affiliate, Oppenheimer Acquisition Corp. (OAC), to Invesco Ltd (Invesco), a global asset manager. Under the terms of the sale, MMAMH and OAC employee shareholders received 81.8 million of Invesco common shares and $4.0 billion in perpetual, non-cumulative preference shares with a fixed cash dividend rate of 5.9%. MMAMH is a directly wholly owned subsidiary of MMHLLC. In turn, at the time of the transaction, MMAMH received a 15.7% common equity interest in post transaction Invesco and MMAMH entered into a shareholder agreement pursuant to which MMAMH has customary minority shareholder rights, including the appointment of a director to Invesco’s board of directors. MassMutual’s investment in MMHLLC was increased from the impact of this sale through change in unrealized capital gains of $3,361 million, with an approximate net increase to surplus of $2,500 million.

MMI, a wholly-owned subsidiary of the Company, includes investments in international life insurance companies. On December 31, 2018, MMI was transferred from Common stocks - subsidiaries and affiliates to Partnerships and limited liability companies due to the sale of majority interests in two international life insurance operating subsidiaries in 2018.

MMI completed the sale of MassMutual Asia Limited (MM Asia) to Yunfeng Financial Group (Yunfeng FG) and several Asia-based investors. Under the terms of the agreement, MMI received $1,012 million in cash and 800 million shares of Yunfeng FG, which represented approximately 24.8% ownership at the time of the close. In turn, Yunfeng FG held, at the time of closing, a 60% interest in MM Asia and the other investors held the remainder. The transaction was signed and announced in August 2017.

In March 2018, MassMutual and MMI entered into an agreement to sell 85.1% of MassMutual Life Insurance Company in Japan (MM Japan), a wholly-owned life insurance and wealth management subsidiary of MMI, to Nippon Life. MMI estimated the fair value of the retained portion of MM Japan based upon an internal valuation model. The sale of MM Japan closed in May 2018. MMI received $960 million in cash proceeds from the sale.

The amount of the proceeds from the sale of MM Japan and MM Asia was less than MMI’s book value. As such, MMI’s book value was reduced to an estimated fair value of $2,700 million and an impairment of $1,257 million was recorded in net realized capital gains (losses) in 2018.

MassMutual contributed additional capital of $214 million to MMI during the year ended December 31, 2018. During the year ended December 31, 2018, MassMutual received $1,583 million as a return of capital from MMI.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2019	2018
	(In Millions)

Adjusted cost basis	$1,076	$453
Gross unrealized gains	155	84
Gross unrealized losses	(46)	(37)
Carrying value	$1,185	$500

As of December 31, 2019, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 95 issuers, $123 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2018, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $98 million in 75 issuers, $51 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2019 or 2018.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $112 million as of December 31, 2019 and $159 million as of December 31, 2018.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2019 and 2018, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2019 or 2018.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2019		December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$24,163	$25,090	$22,287	$22,723
Mezzanine loans	—	—	70	71
Total commercial mortgage loans	24,163	25,090	22,357	22,794

Residential mortgage loans:
FHA insured and VA guaranteed	2,590	2,581	1,263	1,207
Other residential loans	720	723	4	4
Total residential mortgage loans	3,310	3,304	1,267	1,211
Total mortgage loans	$27,473	$28,394	$23,624	$24,005

As of December 31, 2019 and December 31, 2018, the loan-to-value ratios of 99% of the Company’s commercial mortgage loans were less than 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2019
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$12,176	$10,373	$1,466	$120	$28	$24,163
Total commercial mortgage loans	12,176	10,373	1,466	120	28	24,163
Residential mortgage loans:
FHA insured and VA guaranteed	2,590	—	—	—	—	2,590
Other residential loans	67	653	—	—	—	720
Total residential mortgage loans	2,657	653	—	—	—	3,310
Total mortgage loans	$14,833	$11,026	$1,466	$120	$28	$27,473

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$10,903	$10,314	$874	$168	$28	$22,287
Mezzanine loans	—	—	70	—	—	70
Total commercial mortgage loans	10,903	10,314	944	168	28	22,357
Residential mortgage loans:
FHA insured and VA guaranteed	1,263	—	—	—	—	1,263
Other residential loans	4	—	—	—	—	4
Total residential mortgage loans	1,267	—	—	—	—	1,267
Total mortgage loans	$12,170	$10,314	$944	$168	$28	$23,624

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.2% as of December 31, 2019 and 81.6% as of December 31, 2018.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2019
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$5,678	48%
New York	2,396	49%
United Kingdom	2,445	51%
Illinois	2,152	52%
Texas	1,961	53%
Washington	1,514	49%
District of Columbia	1,184	53%
All other	6,833	52%
Total commercial mortgage loans	$24,163	51%

All other consists of 30 jurisdictions, with no individual exposure exceeding $970 million.

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	December 31, 2018
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$5,304	50%
New York	2,470	49%
United Kingdom	2,024	48%
Illinois	1,934	49%
Texas	1,818	55%
Washington	1,383	48%
District of Columbia	1,137	53%
All other	6,287	52%
Total commercial mortgage loans	$22,357	51%

All other consists of 28 jurisdictions, with no individual exposure exceeding $818 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31
	2019		2018

	Low	High	Low	High

Commercial mortgage loans	3.0%	10.0%	3.1%	10.6%
Residential mortgage loans	3.3%	10.0%	3.0%	11.4%
Mezzanine mortgage loans	—%	—%	11.4%	12.0%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2019		2018

	Low	High	Low	High

Commercial mortgage loans	3.0%	8.7%	3.7%	8.9%
Residential mortgage loans	4.2%	6.1%	3.7%	4.6%

As of December 31, 2019 and December 31, 2018, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

As of December 31, 2019 and 2018, the Company had no valuation allowance recorded for commercial mortgage loans.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2019 or 2018. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $657 million as of December 31, 2019 and $665 million as of December 31, 2018.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2019	2018
	(In Millions)

Held for the production of income	$1,784	$1,898
Accumulated depreciation	(711)	(721)
Encumbrances	(924)	(904)
Held for the production of income, net	149	273

Held for sale	—	48
Accumulated depreciation	—	(1)
Encumbrances	—	(27)
Held for sale, net	—	20

Occupied by the Company	441	411
Accumulated depreciation	(232)	(216)
Occupied by the Company, net	209	195

Total real estate	$358	$488

Depreciation expense on real estate was $91 million for the year ended December 31, 2019, $84 million for the year ended December 31, 2018 and $102 million for the year ended December 31, 2017.

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2019	2018
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$3,130	$3,108
Common stocks - unaffiliated	2,098	1,950
Real estate	1,183	1,309
Bonds/preferred stock	1,064	957
Other	274	280
LIHTCs	242	287
Mortgage loans	673	409
Surplus notes	348	299
Total	$9,012	$8,599

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On December 31, 2018, MMI was transferred to Partnerships and limited liability companies from Common stocks - subsidiaries and affiliates. Refer to Note 5c. Common Stocks – subsidiaries and affiliates for additional details on MMI.

The Company held three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $57 million as of December 31, 2019, and nine affiliated partnerships and limited liability companies in a loss position with accumulated losses of $43 million as of December 31, 2018.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $45 million for the year ended December 31, 2019 and $47 million for the year ended December 31, 2018. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.5% for future benefits of two years to 1.8% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $2 million of impairments for the year ended December 31, 2019. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $5 million were recorded for the year ended December 31, 2018.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2019 or December 31, 2018, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments subject to regulatory review for the years ended December 31, 2019 or 2018.

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit and foreign currency exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $17,979 million as of December 31, 2019 and $15,522 million as of December 31, 2018. These notional amounts included replicated asset transaction values of $16,039 million as of December 31, 2019 and $13,582 million as of December 31, 2018, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $2,270 million as of December 31, 2019 and $2,491 million as of December 31, 2018. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $51 million as of December 31, 2019 and $146 million as of December 31, 2018. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $412 million as of December 31, 2019 and $695 million as of December 31, 2018.

The Company had the right to rehypothecate or repledge securities totaling $1,126 million of the $2,270 million as of December 31, 2019 and $709 million of the $2,491 million as of December 31, 2018 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2019 or December 31, 2018.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2019
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$10,571	$88,850	$9,124	$113,150
Options	575	19,360	2	3
Currency swaps	880	10,727	212	5,511
Forward contracts	11	2,220	158	8,055
Credit default swaps	22	1,185	—	34
Financial futures	5	291	112	2,974
Total	$12,064	$122,633	$9,608	$129,727

	December 31, 2018
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$6,629	$88,214	$4,647	$86,096
Options	911	19,657	5	3
Currency swaps	843	8,976	232	4,022
Interest rate caps and floors	18	8,465	—	—
Forward contracts	106	6,642	12	3,633
Credit default swaps	18	1,135	2	104
Financial futures	216	3,036	14	291
Total	$8,741	$136,125	$4,912	$94,149

The average fair value of outstanding derivative assets was $12,321 million for the year ended December 31, 2019 and $8,616 million for the year ended December 31, 2018. The average fair value of outstanding derivative liabilities was $8,686 million for the year ended December 31, 2019 and $5,423 million for the year ended December 31, 2018.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2019	2018
	(In Millions)

Due in one year or less	$9	$20
Due after one year through five years	1,210	1,219
Total	$1,219	$1,239

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2019	2018
	(In Millions)

Open interest rate swaps in a fixed pay position	$94,420	$91,240
Open interest rate swaps in a fixed receive position	103,960	81,605
Other interest related swaps	3,620	1,465
Total interest rate swaps	$202,000	$174,310

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2019
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$172	$(533)
Currency swaps	25	57
Options	(30)	(273)
Credit default swaps	13	—
Interest rate caps and floors	—	(6)
Forward contracts	228	(239)
Financial futures	524	(309)
Total	$932	$(1,303)

	Year Ended
	December 31, 2018
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(105)	$(390)
Currency swaps	37	795
Options	(38)	112
Credit default swaps	12	2
Interest rate caps and floors	(3)	6
Forward contracts	175	170
Financial futures	(316)	200
Total	$(238)	$895

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2017
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(224)	$202
Currency swaps	94	(1,082)
Options	(172)	(151)
Credit default swaps	23	—
Forward contracts	(147)	(72)
Financial futures	112	1
Total	$(314)	$(1,102)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2019			December 31, 2018
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$12,064	$9,608	$2,456	$8,741	$4,912	$3,829
Due and accrued	807	1,894	(1,087)	839	1,899	(1,060)
Gross amounts offset	(9,458)	(9,458)	—	(6,034)	(6,034)	—
Net asset	3,413	2,044	1,369	3,546	777	2,769
Collateral posted	(4,407)	(2,137)	(2,270)	(3,657)	(1,166)	(2,491)
Net	$(994)	$(93)	$(901)	$(111)	$(389)	$278

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $3,834 million as of December 31, 2019 and $4,768 million as of December 31, 2018. As of December 31, 2019, the maturities of these agreements ranged from January 3, 2020 through February 14, 2020 and the interest rates ranged from 1.78% to 2.05%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $3,846 million as of December 31, 2019 and $4,794 million as of December 31, 2018.

45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$4,417	$4,062	$3,712
Preferred stocks	38	35	17
Common stocks - subsidiaries and affiliates	503	910	436
Common stocks - unaffiliated	40	43	39
Mortgage loans	1,084	997	928
Policy loans	927	857	797
Real estate	128	110	159
Partnerships and LLCs	878	1,030	658
Derivatives	335	313	305
Cash, cash equivalents and short-term investments	78	71	42
Other	40	6	2
Subtotal investment income	8,468	8,434	7,095
Amortization of the IMR	11	64	113
Investment expenses	(786)	(724)	(666)
Net investment income	$7,693	$7,774	$6,542

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital losses, which include other-than-temporary impairments (OTTI) and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$56	$(169)	$(102)
Preferred stocks	—	—	(6)
Common stocks - subsidiaries and affiliates	1	(1,242)	27
Common stocks - unaffiliated	31	92	(9)
Mortgage loans	3	(1)	(27)
Real estate	33	168	68
Partnerships and LLCs	40	(57)	(87)
Derivatives	932	(238)	(314)
Other	3	(29)	(135)
Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	1,099	(1,476)	(585)
Net federal and state tax (expense) benefit	(116)	48	175
Net realized capital gains (losses) before deferral to the IMR	983	(1,428)	(410)
Net after tax (gains) losses deferred to the IMR	(1,020)	384	(12)
Net realized capital (losses)	$(37)	$(1,044)	$(422)

IMR had a liability balance of $438 million as of December 31, 2019 and a nonadmitted asset balance of $563 million as of December 31, 2018. Refer to Note 14. “Surplus notes” for information on the other realized capital loss.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$(103)	$(121)	$(64)
Preferred stock	—	—	(6)
Common stocks- subsidiaries and affiliates	—	(1,259)	—
Common stocks - unaffiliated	(8)	(12)	(62)
Partnerships and LLCs	(86)	(62)	(53)
Total OTTI	$(197)	(1,454)	(185)

The Company recognized OTTI of $3 million for the year ended December 31, 2019 and less than $1 million for the year ended December 31, 2018 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $103 million of bond OTTI for the year ended December 31, 2019, less than 1% of the $121 million of bond OTTI for the year ended December 31,

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2018 and less than 1% of the $64 million of bond OTTI for the year ended December 31, 2017. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 20. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Act. The Act contains several key provisions that have significant financial statement effects in both the current and prior reporting periods. Effective January 1, 2018, the Act reduced the corporate tax rate to 21 percent, eliminated the corporate alternative minimum tax, increased the capitalization rates for determining deferred acquisition costs and extended the amortization period, modified the life company proration rules, reduced the dividends received deduction applicable to corporate shareholders, and modified the net operating loss deduction applicable to corporate taxpayers.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves, effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to evenly spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The transition amount, as adjusted, was a net increase to the deferred tax asset of $454 million, offset by a corresponding increase in its deferred tax liability.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,807	$125	$2,932
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	2,807	125	2,932
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	2,807	125	2,932
Total gross DTLs	(1,192)	(632)	(1,824)
Net admitted DTA(L)	$1,615	$(507)	$1,108

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,655	$334	$2,989
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	2,655	334	2,989
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	2,655	334	2,989
Total gross DTLs	(1,548)	(458)	(2,006)
Net admitted DTA(L)	$1,107	$(124)	$983

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$152	$(209)	$(57)
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	152	(209)	(57)
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	152	(209)	(57)
Total gross DTLs	356	(174)	182
Net admitted DTA(L)	$508	$(383)	$125

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$68	$68
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,079	—	1,079
2. Adjusted gross DTA allowed per limitation threshold	2,663	—	2,663
Lesser of lines 1 or 2	1,079	—	1,079
Adjusted gross DTAs offset by existing DTLs	1,728	57	1,785
Total admitted DTA realized within 3 years	$2,807	$125	$2,932

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$52	$52
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,019	—	1,019
2. Adjusted gross DTA allowed per limitation threshold	2,055	—	2,055
Lesser of lines 1 or 2	1,019	—	1,019
Adjusted gross DTAs offset by existing DTLs	1,636	282	1,918
Total admitted DTA realized within 3 years	$2,655	$334	$2,989

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$16	$16
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	60	—	60
2. Adjusted gross DTA allowed per limitation threshold	608	—	608
Lesser of lines 1 or 2	60	—	60
Adjusted gross DTAs offset by existing DTLs	92	(225)	(133)
Total admitted DTA realized within 3 years	$152	$(209)	$(57)

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2019	2018
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	838%	861%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$18,351	$13,700

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	46%	—%	46%

	December 31, 2018
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	77%	—%	77%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(31)%	—%	(31)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Federal income tax (benefit) on operating earnings	$(18)	$(174)	$(300)
Foreign income tax expense on operating earnings	3	1	2
Total federal and foreign income tax (benefit) before impact of change in enacted legislation	(15)	(173)	(298)
Impact of change in enacted tax legislation on operating earnings	—	5	(22)
Total federal and foreign income tax benefit on operating earnings	(15)	(168)	(320)
Federal income tax (benefit) expense on net realized capital gains (losses) before impact of change in enacted legislation	116	(48)	(178)
Impact of change in enacted tax legislation on net realized capital gains (losses)	—	—	3
Total federal and foreign income tax (benefit) expense	$101	$(216)	$(495)

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2019	2018	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,238	$1,141	$97
Policy acquisition costs	572	505	67
Nonadmitted assets	310	349	(39)
Pension and compensation related items	204	184	20
Policyholders’ dividends	192	196	(4)
Investment items	137	135	2
Expense items	61	54	7
Unrealized investment losses	7	2	5
Other	86	89	(3)
Total ordinary DTAs	2,807	2,655	152
Nonadmitted DTAs	—	—	—
Admitted ordinary DTAs	2,807	2,655	152

Capital
Unrealized investment losses	120	187	(67)
Investment items	5	147	(142)
Total capital DTAs	125	334	(209)
Admitted capital DTAs	125	334	(209)

Admitted DTAs	2,932	2,989	(57)

DTLs:
Ordinary
Reserve items	424	494	(70)
Unrealized investment gains	—	416	(416)
Deferred and uncollected premium	241	227	14
Pension items	182	214	(32)
Investment items	109	—	109
Other	237	197	40
Total ordinary DTLs	1,193	1,548	(355)

Capital
Unrealized investment gains	631	458	173
Total capital DTLs	631	458	173

Total DTLs	1,824	2,006	(182)

Net admitted DTA	$1,108	$983	$125

53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Net DTA(L)	$125	$222	$(889)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(180)	69	(188)
Tax-effect of changes from acquisitions/transfers	—	—	(7)
Change in net deferred income taxes	$(55)	$291	$(1,084)

As of December 31, 2019, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the  Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes.  The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
	21%	21%	35%

Provision computed at federal statutory rate	$324	$(299)	$(151)
Corporate rate reduction	—	—	919
Change in reserve valuation basis	(23)	(7)	15
Expense items	5	2	6
Foreign governmental income taxes	3	1	2
Investment items	(183)	(21)	(250)
Nonadmitted assets	39	(56)	67
Tax credits	(48)	(47)	(51)
Other impacts of tax reform	—	—	4
Other	39	(79)	28
Total statutory income tax expense (benefit)	$156	$(506)	$589

Federal and foreign income tax (benefit) expense	$101	$(215)	$(495)
Change in net deferred income taxes	55	(291)	1,084
Total statutory income tax expense (benefit)	$156	$(506)	$589

The Company received federal net income tax refunds of $551 million in 2019 and $162 million in 2018. Net payments in the amount of $3 million were made in 2017.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $54 million related to December 31, 2019, $86 million related to 2018, and $54 million related to 2017.

54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2019	$136
Gross change related to positions taken in prior years	(1)
Gross change related to settlements	—
Gross change related to positions taken in current year	12
Gross change related to lapse of statutes of limitations	—
Balance, December 31, 2019	$147

Included in the liability for unrecognized tax benefits as of December 31, 2019, are $139 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2019 includes $5 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized a decrease of less than $1 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $14 million as of December 31, 2019 and $14 million as of December 31, 2018. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the years 2013 and prior. The IRS commenced its exam of years 2014-2016 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the financial position or liquidity of the Company.

As of December 31, 2019 and 2018, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,290 million as of December 31, 2019 and $2,115 million as of December 31, 2018. The cash surrender value is allocated 32% bonds, 26% other invested assets, 21% cash and short-term investments, 19% stocks and 2% real estate as of December 31, 2019, and 34% other invested assets, 28% bonds, 19% cash and short-term investments, 17% stocks and 2% real estate as of December 31, 2018.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2019		2018
	Gross	Net	Gross	Net
	(In Millions)

Ordinary new business	$152	$44	$151	$48
Ordinary renewal	866	956	810	883
Group life	8	8	11	11
Total	$1,026	$1,008	$972	$942

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $46,228 million as of December 31, 2019 and $33,798 million as of December 31, 2018 for which gross premium was less than net premium.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $734,969 million as of December 31, 2019 and $676,813 million as of December 31, 2018.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2019				2018
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Individual life	$61,017	2.5%	-	6.0%	$55,059	2.5%	-	6.0%
Group annuities	28,101	2.3%	-	11.8%	26,382	2.3%	-	11.3%
Individual universal and variable life	18,700	3.0%	-	6.0%	6,355	3.5%	-	6.0%
Individual annuities	14,170	1.9%	-	11.8%	13,659	2.3%	-	11.8%
Group life	5,021	2.5%	-	4.5%	17,220	2.5%	-	4.5%
Disabled life claim reserves	1,825	3.5%	-	6.0%	1,847	3.5%	-	6.0%
Disability active life reserves	1,249	3.5%	-	6.0%	1,121	3.5%	-	6.0%
Other	396	2.5%	-	6.0%	335	2.5%	-	6.0%
Total	$130,479				$121,978

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance. In 2019, certain corporate-owned life insurance and bank owned-life insurance policies were reclassified to individual as they did not meet the group classification qualifications.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2019				2018
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
Guaranteed interest contracts:
Note programs	$6,936	1.4%	-	5.6%	$5,987	1.6%	-	6.2%
Federal Home Loan Bank of Boston	1,104	2.1%	-	3.4%	1,104	1.4%	-	3.4%
Municipal contracts	766	1.3%	-	7.3%	815	1.3%	-	7.3%
Other	1,010	1.5%	-	3.4%	919	1.2%	-	3.7%
Supplementary contracts	2,643	0.3%	-	6.8%	2,477	0.6%	-	6.8%
Dividend accumulations	493	3.0%	-	3.5%	509	3.0%	-	3.6%
Other deposits	2,345	4.0%	-	8.0%	2,559	4.0%	-	8.0%
Total	$15,297				$14,370

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $21.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,137 million as of December 31, 2019. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $896 million as of December 31, 2019. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $59 million as of December 31, 2019 and $74 million as of December 31, 2018.

58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $148 million as of December 31, 2019 and $158 million as of December 31, 2018. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2019, the Company’s GICs by expected maturity year were as follows (in millions):

2020	$1,408
2021	1,588
2022	1,629
2023	163
2024	1,046
Thereafter	3,982
Total	$9,816

Most guaranteed interest contracts only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2019	2018
	(In Millions)

Claim reserves, beginning of year	$2,102	$2,069
Less: Reinsurance recoverables	228	192
Net claim reserves, beginning of year	1,874	1,877

Claims paid related to:
Current year	(13)	(13)
Prior years	(339)	(334)
Total claims paid	(352)	(347)

Incurred related to:
Current year’s incurred	240	241
Current year’s interest	3	3
Prior year’s incurred	11	22
Prior year’s interest	77	78
Total incurred	331	344

Net claim reserves, end of year	1,853	1,874
Reinsurance recoverables	242	228
Claim reserves, end of year	$2,095	$2,102

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $11 million increase in the prior years’ incurred claims for 2019 and the $22 million increase in the prior years’ incurred claims for 2018 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2019, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2018 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2019	2018
	(In Millions)

Disabled life claim reserves	$1,825	$1,847
Accrued claim liabilities	28	27
Net claim reserves, end of year	$1,853	$1,874

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GMWB (in millions):

Liability as of January 1, 2018	$512
Incurred guarantee benefits	250
Paid guarantee benefits	(6)
Liability as of December 31, 2018	756
Incurred guarantee benefits	(164)
Paid guarantee benefits	(8)
Liability as of December 31, 2019	$584

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2019 and December 31, 2018.  As of December 31, 2019 and December 31, 2018, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GMWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2019			December 31, 2018
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$18,345	$40	65	$17,392	$132	64
GMIB Basic	718	28	69	700	97	69
GMIB Plus	2,906	532	68	2,687	813	67
GMAB	2,544	2	60	2,573	74	60
GMWB	151	10	71	160	23	70

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2019, the GMDB account value above consists of $4,088 million of Modco assumed within the separate accounts. As of December 31, 2018, the GMDB account value above consists of $3,838 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GMWB are summarized below:

	December 31,
	2019			2018
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$14,585	$3,760	$18,345	$13,487	$3,905	$17,392
GMIB Basic	700	18	718	683	17	700
GMIB Plus	2,906	—	2,906	2,687	—	2,687
GMAB	2,504	40	2,544	2,534	39	2,573
GMWB	151	—	151	160	—	160

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2019	2018
	(In Millions)

Beginning balance	$3,807	$3,453
Net liability increase	196	354
Ending balance	$4,003	$3,807

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2019, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $5,538 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Direct premium	$25,407	$23,294	$21,097
Premium assumed	1,468	1,327	1,359
Premium ceded	(4,094)	(1,692)	(4,970)
Total net premium	$22,781	$22,929	$17,486

Ceded reinsurance recoveries	$757	$732	$658

Assumed losses	$171	$206	$216

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2019	2018
	(In Millions)
Reinsurance reserves:
Assumed	$8,734	$8,816
Ceded	(15,041)	(10,433)

Ceded amounts recoverable	$222	$204

Benefits payable on assumed business	$31	$34

Funds held under coinsurance
Ceded	$4,252	$4,099

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2019 include $7,869 million associated with life insurance policies, $3,598 million for LTC, $3,543 million for annuity, $23 million for disability and $8 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2018 include $7,435 million associated with life insurance policies, $2,266 million for LTC, $696 million for annuity, $27 million for disability and $9 million for group life and health.

Effective December 31, 2017, the Company entered into a reinsurance agreement with a third-party, authorized reinsurer to reinsure certain inforce universal life policies. The agreement is structured as a combination of 90%

63

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coinsurance funds withheld on certain universal life policies and 40% yearly renewable term on certain other universal life policies. The Company maintains responsibility for servicing the policies and managing the assets. Under the terms of the agreement, at December 31, 2017, the Company ceded policyholder reserves of $4,001 million and recorded a liability for funds held under coinsurance of $4,001 million on the Statutory Statement of Financial Position and ceded premium of $4,001 million and reduced changes in policyholder reserves of $4,001 million in the Statutory Statements of Operations.

In 2019, the Company increased its gross LTC policyholders’ reserves by $1,224 million through a combination of prior year error corrections of $729 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $1,224 million.

In 2018, the Company increased its gross LTC policyholders’ reserves by $390 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $390 million.

In 2017, the Company strengthened its gross LTC policyholders’ reserves by $270 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $270 million.

In 2018, a $27 million net loss was recorded for the recapture of certain yearly renewable term life insurance treaties, with $14 million recorded in premium income and $41 million recorded in change in policyholder reserves.

As of December 31, 2019, one reinsurer accounted for 31% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 19%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which 27% of the reserves are held in trust.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2019 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$29	$—	$—	$29	—%
At book value less current surrender charge of 5% or more	6,746	—	—	6,746	24
At fair value	—	—	11,132	11,132	40
Total with market value adjustment or at fair value	6,775	—	11,132	17,907	64
At book value without adjustment (minimal or no charge or adjustment)	3,869	—	—	3,869	14
Not subject to discretionary withdrawal	6,171	—	—	6,171	22
Total	$16,815	$—	$11,132	$27,947	100%
Reinsurance ceded	2,645	—	—	2,645
Total, net of reinsurance	$14,170	$—	$11,132	$25,302
Amount included in book value moving to at book value without adjustment after statement date	125	—	—	125

Group annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$12,438	$—	$—	$12,438	17%
At book value less current surrender charge of 5% or more	1	—	—	1	—
At fair value	—	15,577	28,487	44,064	60
Total with market value adjustment or at fair value	12,439	15,577	28,487	56,503	77
At book value without adjustment (minimal or no charge or adjustment)	2,608	556	—	3,164	4
Not subject to discretionary withdrawal	13,951	—	—	13,951	19
Total	$28,998	$16,133	$28,487	$73,618	100%
Reinsurance ceded	897	—	—	897
Total, net of reinsurance	$28,101	$16,133	$28,487	$72,721

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,358	$—	$—	$2,358	9%
At book value less current surrender At fair value	—	1,558	9,312	10,870	42
Total with market value adjustment or at fair value	2,358	1,558	9,312	13,228	51
At book value without adjustment (minimal or no charge or adjustment)	2,841	—	—	2,841	11
Not subject to discretionary withdrawal	10,098	—	—	10,098	39
Total	$15,297	$1,558	$9,312	$26,167	100%
Total, net of reinsurance	$15,297	$1,558	$9,312	$26,167

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of  December 31, 2019 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$28,101
Policyholders’ reserves – individual annuities	14,170
Liabilities for deposit-type contracts	15,297
Subtotal	57,568
Separate Account Annual Statement:
Annuities	55,752
Other annuity contract deposit-funds and guaranteed interest contracts	10,870
Subtotal	66,622

Total	$124,190

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2019 are illustrated below:

				Separate Account
	General Account			- Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	—	—	—	—	—	—
Universal Life	16,491	16,475	16,548	—	—	—
Universal Life with Secondary Guarantees	2,065	1,738	5,881	—	—	—
Other Permanent Cash Value Life Insurance	—	63,241	65,953	—	—	—
Variable Life	1	1	—	1	1	2
Variable Universal Life	400	392	437	2,875	2,854	2,871
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	—	—	2,549	—	—	—
Accidental Death Benefits	—	—	3	—	—	—
Disability - Active Lives	—	—	141	—	—	—
Disability - Disabled Lives	—	—	275	—	—	—
Miscellaneous Reserves	—	—	1,216	—	—	—
Total (gross: direct + assumed)	18,957	81,847	93,003	2,876	2,855	2,873
Reinsurance Ceded	4,253	4,384	7,869	—	—	—
Total (net)	14,704	77,463	85,134	2,876	2,855	2,873

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

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Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2019	$—	$—	$7,423	$7,423

Reserves at December 31, 2019:
For accounts with assets at:
Fair value	$—	$17,691	$50,239	$67,930
Nonpolicy liabilities	—	—	734	734
Amortized cost/book value	—	1,566	—	1,566
Total separate account liabilities	$—	$19,257	$50,973	$70,230

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$17,136	$50,239	$67,375
At book value without market value adjustment and current surrender charge of less than 5%	—	$2,121	$—	$2,121
Subtotal	—	$19,257	$50,239	$69,496
Nonpolicy liabilities	—	$—	$734	$734
Total separate account liabilities	$—	$19,257	$50,973	$70,230

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$7,260	$8,326	$8,099
Transfers from separate accounts	(12,313)	(9,846)	(9,078)
Subtotal	(5,053)	(1,520)	(979)
Reconciling adjustments:
Net deposits on deposit-type liabilities	(967)	(1,488)	(1,902)
Net transfers from separate accounts	$(6,020)	$(3,008)	$(2,881)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes had a carrying value and face amount of $250 million as of December 31, 2019 and $250 million as of 2018. Notes issued in 2019 had interest rates ranging from 1.68% to 2.60% with maturity dates ranging from 21 to 40 days. Interest expense for commercial paper was $6 million for the year ended December 31, 2019 and $5 million for the year ended December 31, 2018.

MassMutual has a $1,000 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2018, the facility was renewed and the scheduled maturity is December 2023. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2019 and 2018, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2019 and 2018, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2019 and 2018.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company did not contribute to its qualified benefit plan in 2019. The Company contributed $188 million in 2018.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $3,385 million as of December 31, 2019 and $2,831 million as of December 31, 2018. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $54 million for the year ended December 31, 2019 and $51 million for the year ended December 31, 2018 and $56 million for 2017.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $174 million as of December 31, 2019 and $164 million as of December 31, 2018.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account “RHRA” which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2019	2018	2019	2018
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Accumulated benefit obligation	$3,270	$2,739	$383	$341

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2019	2018	2019	2018
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation, beginning of year	$2,850	$3,036	$341	$354
Service cost	111	113	13	14
Interest cost	118	107	13	12
Actuarial (gains) losses	11	(39)	(9)	—
Benefits paid	(139)	(142)	(15)	(14)
Change in discount rate	431	(218)	34	(21)
Change in actuarial assumptions	(112)	(7)	6	(4)
Projected benefit obligation, end of year	$3,270	$2,850	$383	$341

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $108 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate. The 2019 change in actuarial assumptions consisted primarily of lowering the interest crediting rate assumptions from 6% to 5% (pension benefits only), and adopting the white collar version of the mortality table assumption.

e.	Plan assets

The assets of the qualified pension plan are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2019	2018
	(In Millions)

General Investment Account	$245	$248
Separate Investment Accounts:
Barings Long Duration Bond Fund	326	289
Invesco Oppenheimer International Growth	—	119
Alternative Investment Separate Account	—	85
Oppenheimer Large Core Fund	—	79
MM Select Large Cap Value Fund	—	55
MM Premier Strategic Emerging Markets Fund	—	46
MM Select Growth Opportunities Fund	—	39
MM Select Blue Chip Growth Fund	—	38
Oppenheimer Small Capitalization Core Fund	—	32
MM Select Small Cap Growth Fund	—	20
MM Select Small Cap Value Fund	—	20
	$571	$1,070

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $122 million for 2020.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 12.5% to 22.5% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 12.5% to 22.5% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 9% of the plan assets as of December 31, 2019 and 10% as of December 31, 2018.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in fair value of plan assets:

	December 31,
	2019	2018	2019	2018
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Fair value of plan assets, beginning of year	$2,403	$2,485	$4	$4
Actual return on plan assets	450	(148)	—	—
Employer contributions	24	208	13	13
Contributions by plan participants	—	—	1	1
Benefits paid	(139)	(142)	(15)	(14)
Fair value of plan assets, end of year	$2,738	$2,403	$3	$4

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2019	2018

Bonds	58%	61%
Mortgage loans	16	15
Common stocks - subsidiaries and affiliates	10	6
Other investments	9	7
Partnerships and LLCs	5	7
Cash and cash equivalents	2	3
Real estate	—	1
	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a separate investment account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

Invesco Oppenheimer International Growth Fund is a separate investment account investing in a mutual fund sub-advised by OFI Institutional Asset Management that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Investment Fiduciary Committee. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an underlying fund). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (NIF) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2019, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Collective investment trust: Valued using the NAV per unit. The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore classified as NAV.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 day notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments. These limited partnership investments are classified as Level 3.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day and is therefore classified as Level 2.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period and are reported in the Level 3 column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 day notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2019
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$176	—	—	—	176
International large capitalization	—	98	—	—	98
Total pooled separate accounts	176	98	—	—	274
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	316	—	—	—	316
U.S. small capitalization	18	—	—	—	18
U.S. mid-capitalization	7	—	—	—	7
International large capitalization	—	232	—	—	232
Total common stocks	341	232	—	—	573
Debt instruments:
Corporate and other bonds	—	483	—	—	483
Long-term bond mutual fund	125	—	—	—	125
Short-term bond mutual funds	14	—	—	—	14
Total debt instruments	139	483	—	—	622
Registered investment companies:
Emerging markets	—	38	—	—	38
Total registered investment companies	—	38	—	—	38

Other:
Government securities	—	389	—	—	389
Collective investment trust	—	—	—	77	—
Other	—	61	—	—	61
Total other	—	450	—	77	527
Total separate investment accounts	656	1,301	—	77	2,034
Pension trust assets:
Common stocks:
Cash Equivalent	98	—	—	—	98
Collective investment trust	—	48	—	—	48
Hedge fund	—	—	—	24	24
Limited partnerships:
Private equity/venture capital	—	—	—	142	142
Real estate	—	—	—	122	122
Hedge	—	—	—	93	93
Total pension trust assets	98	48	—	381	527
Total General Investment Account	—	—	245	—	245
Total	$754	$1,349	$245	$458	$2,806

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$66	$222	$—	$—	$288
U.S. small capitalization	19	41	—	—	60
U.S. mid capitalization	21	—	—	—	21
International small/mid capitalization	4	—	—	—	4
International large capitalization value	3	119	—	—	122
Total common stocks	113	382	—	—	495
Debt instruments:
Corporate and other bonds	—	387	—	—	387
Long-term bond mutual fund	134	—	—	—	134
Short-term bond mutual funds	15	—	—	—	15
Total debt instruments	149	387	—	—	536
Registered investment companies:
Emerging markets	—	59	—	—	59
U.S. large capitalization	16	—	—	—	16
Total registered investment companies	16	59	—	—	75
Limited partnerships:
Private equity/venture capital	—	—	—	36	36
Total limited partnerships	—	—	—	36	36
Other:
Government securities	—	353	—	—	353
Collective investment trust	—	160	—	—	160
Real estate	—	—	—	33	33
Emerging markets	—	46	—	—	46
Other	—	18	—	—	18
Total other	—	577	—	33	610
Total separate investment accounts	278	1,405	—	69	1,752
Pension trust assets:
Common stocks:
U.S. large capitalization	83	—	—	—	83
Collective investment trust	—	47	—	—	47
Hedge Fund	—	—	—	39	39
Limited partnerships:
Other	—	—	—	233	233
Other	—	2	—	—	2
Total pension trust assets	83	49	—	272	404
Total general investment account	—	—	247	—	247
Total	$361	$1,454	$247	$341	$2,403

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2019 and 2018.

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f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2019	2018	2019	2018
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation	$3,270	$2,850	$383	$341
Less: fair value of plan assets	2,738	2,403	3	4
Projected benefit obligation funded status	$(532)	$(447)	$(380)	$(337)

The qualified pension plan was underfunded by $140 million as of December 31, 2019 and underfunded by $71 million as of December 31, 2018. The nonqualified pension plans are not funded and have total projected benefit obligations of $392 million as of December 31, 2019 and $377 million as of December 31, 2018.

The qualified pension plan nonadmitted pension plan asset was $642 million as of December 31, 2019 and $727 million as of December 31, 2018.

The Company intends to fund $119 million in 2020 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2019	2018	2017	2019	2018	2017
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Service cost	$111	$113	$126	$13	$14	$12
Interest cost	118	108	112	13	12	12
Expected return on plan assets	(160)	(172)	(147)	—	—	—
Amortization of unrecognized net actuarial and other losses	56	55	65	(1)	2	2
Amortization of unrecognized prior service cost	—	3	3	(6)	(6)	(6)
Total net periodic cost	$125	$107	$159	$19	$22	$20

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)

2020	$144	$17
2021	154	18
2022	157	18
2023	167	19
2024	179	19
2025-2029	1,023	100

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The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Health	$139	$113	$159
Pension	125	107	131
Thrift	54	51	56
Postretirement	19	22	20
Disability	3	4	—
Life	4	4	4
Postemployment	8	(2)	4
Other benefits	13	23	10
Total	$365	$322	$384

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2019	2018	2017	2019	2018	2017
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.05%	4.20%	3.60%	3.05%	4.05%	3.40%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	6.00%	6.00%	3.05%	4.05%	3.85%

Net periodic benefit cost:
Discount rate	4.20%	3.60%	4.10%	4.05%	3.40%	3.85%
Expected long-term rate of return on plan assets	6.75%	6.75%	6.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.00%	6.00%	6.00%	4.05%	3.40%	3.95%

The discount rate used to determine the benefit obligations as of yearend is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

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13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2019	2018	2017
Weighted average grant date fair value:
PSARs granted during the year	$123.43	$98.77	$79.47
PRS granted during the year	123.29	99.75	80.09
Intrinsic value (in thousands):
PSARs options exercised	35,065	33,532	4,794
PRS liabilities paid	34,391	21,922	19,802
Fair value of shares vested during the year	69,456	42,141	35,563

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2017	3,625	$85.78	3.1	1,204	$85.46	3.0
Granted	1,898	98.77		337	99.75
Exercised	(992)	87.73		(217)	85.12
Forfeited	(133)	90.59		(12)	87.60
Outstanding as of December 31, 2018	4,398	90.81	3.7	1,312	87.84	2.8
Granted	1,677	123.43		297	123.29
Exercised	(1,074)	89.40		(279)	86.23
Forfeited	(195)	102.09		(60)	96.92
Outstanding as of December 31, 2019	4,806	102.04	3.9	1,270	96.33	2.6

Exercisable as of December 31, 2019	191	$88.81	1.0	—	$—	—

The PSARs compensation was an expense of $56 million for the year ended December 31, 2019 and an expense of $103 million for the year ended December 31, 2018 and a benefit of $4 million for the year ended December 31, 2017. The PSARs accrued compensation liability was $108 million as of December 31, 2019 and $89 million as of December 31, 2018. The unrecognized compensation expense related to nonvested PSARs awards was $35 million for the year ended December 31, 2019 and $54 million for the year ended December 31, 2018 and there was no unrecognized compensation expense related to nonvested PSARs awards for the year ended December 31, 2017. The weighted average period over which the expense is expected to be recognized is 3.9 years. The PSARs unrecognized

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compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $46 million for the year ended December 31, 2019 and $53 million for the year ended December 31, 2018 and $18 million for the year ended December 31, 2017. The PRS accrued compensation liability was $97 million for the year ended December 31, 2019 and $87 million for the year ended December 31, 2018. The Unrecognized compensation expense related to nonvested PRS awards was $67 million as of December 31, 2019, $69 million as of December 31, 2018 and $39 million as of December 31, 2017, respectively. The weighted average period over which the expense is expected to be recognized is 2.6 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

On October 11, 2019, MassMutual exchanged $57 million of its 5.625% surplus notes due 2033, $180 million of its 8.875% surplus notes due 2039, $137 million of its 5.375% surplus notes due 2041, $242 million of its 4.5% surplus notes due 2065 and $39 million cash for $838 million of 3.729% surplus notes due 2070. Interest on the 2070 surplus notes is payable semi-annually at a fixed rate of 3.729%.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2019:

Issue	Face	Carrying	Interest	Maturity	Scheduled Annual Interest
Date	Amount	Value	Rate	Date	Payment Dates
($ In Millions)
11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	128	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/20/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	576	3.729%	10/15/2070	Apr 15 & Oct 15
Total	$2,507	$2,235

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2019, the unapproved interest was $24 million. Through December 31, 2019, the Company paid cumulative interest of $1,839 million on surplus notes. Interest of $132 million was approved and paid during the year ended December 31, 2019.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017 or 2019.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2019 and 2018. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2019 and 2018.

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Bonds received as consideration for group annuity contracts	$(916)	$(292)	$(490)
Premium recognized as for a group annuity contract	916	292	490
Bond conversions and refinancing	1,025	1,058	796
Change in market value of COLI	175	11	139
Transfer of mortgage loans to partnerships and LLCs	96	244	—
Stock conversion	64	128	331
Net investment income payment in-kind bonds	5	9	3
Dividend reinvestment	3	11	9
Transfer of common stocks - affiliated to partnerships and LLCs	—	1,334	—
Partnerships and LLCs contributed to Insurance Road LLC	—	476	743
Transfer of bonds to other than invested assets	—	200	—
Transfer of bonds to partnerships	—	81	—
Bonds and common stock contributed to EM Opportunities LLC	—	74	—
Premium ceded under new reinsurance agreement	—	—	4,002
Partnerships and LLCs contributed to MassMutual Asset Finance LLC	—	—	350
Transfer of real estate to partnerships and LLCs	—	—	138
Transfer of common stocks affiliated	—	—	103
Bond distributions from partnerships and LLCs	—	—	94
Stock to bond	—	—	74
Stock distributions from partnerships and LLCs	—	—	2
Funds held under coinsurance	—	—	(4,002)
Other	1	113	—

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16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make

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additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $118 million for the year ended December 31, 2019 and $164 million for the year ended December 31, 2018. Net operating leases are net of sublease receipts of $10 million for the year ended December 31, 2019 and $11 million for the year ended December 31, 2018.

The Company has entered into two sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2020 and 2021 with annual lease payments of approximately $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2019 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)

2020	$118	$5	$2	$111
2021	93	4	1	88
2022	62	1	1	60
2023	52	1	—	51
2024	37	—	—	37
Thereafter	59	—	—	59
Total	$421	$11	$4	$406

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is

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probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2019, the Company had approximately $622 million of these unsecured funding commitments to its subsidiaries and $387 million as of December 31, 2018. The unsecured commitments are included in private placements in the table below. As of December 31, 2019 and 2018, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $145 million as of December 31, 2019 and approximately $192 million as of December 31, 2018. As of December 31, 2019 and 2018, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2019, the Company had the following outstanding commitments:

	2020	2021	2022	2023	2024	Thereafter	Total
	(In Millions)
Private placements	$2,670	$340	$139	$672	$2	$1,920	$5,743
Mortgage loans	774	582	384	23	130	125	2,018
Real estate	1	—	—	—	—	—	1
Partnerships and LLC	288	168	983	388	146	518	2,491
LIHTCs (including equity
contributions)	107	158	119	1	—	6	391
Total	$3,840	$1,248	$1,625	$1,084	$278	$2,569	$10,644

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2019 and 2018, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2019 and 2018, the Company had no outstanding obligations to any obligor attributable to these guarantees.

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The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2019.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	—	The liabilities for these plans of $246 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	—	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	—	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by July 2020.	—	$350 million.

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	—	$35 million with the right to increase the line to $60 million.

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17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC (IRLLC), Copper Hill LLC (CHLLC), MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC (MMI) and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC (MMIP), which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended
	2019	2018	2017
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$427	$440	$341
Investment advisory income	23	24	23
Recordkeeping and other services	21	22	23
Fee expense:
Investment advisory services	277	270	248
Royalty and licensing fees	58	56	26

The Company reported amounts due from subsidiaries and affiliates of $80 million as of December 31, 2019 and $99 million as of December 31, 2018. The Company reported amounts due to subsidiaries and affiliates of less than $1 million as of December 31, 2019 and 2018. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s wholly owned indirect subsidiary, Barings, invest a portion of their nonqualified compensation plan in GICs with the Company. For the year ended December 31, 2019, the Company credited interest on deposits of $3 million to the Barings contract. For the year ended December 31, 2018, the Company credited interest on deposits to the Barings contract of less than $1 million.

The Company held debt issued by MMHLLC that amounted to $1,948 million as of December 31, 2019 and $2,183 million as of December 31, 2018. The Company recorded interest income on MMHLLC debt of $80 million in 2019 and $78 million in 2018. Notes maturing as of December 2018 and March 2019 were refinanced at 4.3% annual interest for $380 million.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2019 and 2018, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2019 and 2018, the Company approved financing of $4,229 million. During 2019, MMAF borrowed $1,959 million and repaid $2,068 million under the credit facility. During 2018 MMAF borrowed $1,198 million and repaid $896 million under the credit facility. Outstanding borrowings under the facility with MassMutual were $3,371 million as of December 31, 2019 and $ $3,479 million as of December 31, 2018. Interest for these borrowings was $90 million for the year ended December 31, 2019 and $79 million for the year ended December 31, 2018. The interest of this facility adjusts monthly based on the 30-day LIBOR.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2019, Jefferies borrowed $405 million and repaid $359 million under the credit facility. During 2018, Jefferies borrowed $361 million and repaid $586 million under the credit facility. As of December 31, 2019, the outstanding borrowings under this facility were $46 million. All outstanding interest due under the facility, as of December 31, 2019 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2018, the Company contributed $476 million in private equity investments and $81 million in bonds to its subsidiary Insurance Road LLC. In 2019, IRLLC declared a distribution to the Company of $150 million. In 2018, IRLLC declared a distribution to the Company of $749 million.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2019, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million and as of December 31, 2018, the net reinsurance amounts due to C.M. Life and MML Bay State were $40 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Premium assumed	$45	$49	$52
Modco adjustments, included in fees and other income	9	12	14
Expense allowance on reinsurance assumed, included in commissions	(14)	(20)	(20)
Policyholders’ benefits	(101)	(139)	(134)
Experience refunds (paid) received	(1)	(3)	1

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2019 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MMAF Equipment Finance LLC

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

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WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Barings Global Advisers Limited

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings European Core Property Fund GP Sàrl

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2019
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2018 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$13,868	$—	$13,868	8/22/2019	$9,338	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	27	—	27	5/28/2019	26	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	—	—	—	7/31/2018	—	Sub-2	No
MML Management Corporation	55338@-10-5	1,083	—	1,083	5/28/2019	1,009	Sub-2	No
Aggregate Total:		$14,978	$—	$14,978		$10,373

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 24, 2020, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On January 14, 2020, MassMutual issued a $550 million funding agreement with a 2.35% fixed rate and a 7-year maturity.

On January 15, 2020, MassMutual issued a $540 million funding agreement with a 3-month LIBOR rate and a 2-year maturity.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2019	$3,992,400	$—	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138
September 30, 2019	16,909,029	—	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	—	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	—	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	—	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	—	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	—	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	—	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	—	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	—	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	—	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	—	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	—	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	—	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	—	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	—	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	—	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	—	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	—	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	—	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	—	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	—	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	—	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	—	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	—	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	—	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	—	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	—	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	—	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	—	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	—	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	—	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	—	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	—	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	—	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	—	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	—	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	—	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	—	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	—	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	—	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(649,021,038)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$—	$182,113	$160,832	$-21,281	$160,832	$200,613
05535DAN4	1,930,918	—	1,930,918	1,855,207	-75,711	1,855,207	1,598,238
07384YPP5	187,700	—	187,700	39,691	-148,009	39,691	71,760
17307GRU4	164,558	—	164,558	133,524	-31,034	133,524	229,670
18974BAN9	134,619	—	134,619	125,398	-9,221	125,398	126,170
65535VRK6	797,949	—	797,949	712,007	-85,942	712,007	774,700
79548KXQ6	207,254	—	207,254	192,282	-14,972	192,282	113,588
85554NAG5	194,730	—	194,730	158,214	-36,515	158,214	187,575
12669FXR9	117,999	—	117,999	114,307	-3,692	114,307	101,165
23332UBW3	74,561	—	74,561	47,819	-26,742	47,819	35,659
Totals	$3,992,400	$—	$3,992,400	$3,539,281	$-453,119	$3,539,281	$3,439,138

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$—	$642,800	$484,346	$-158,455	$484,346	$68,241
32053LAA0	47,447	—	47,447	40,280	-7,167	40,280	47,846
761118FM5	2,843,393	—	2,843,393	2,789,133	-54,260	2,789,133	2,918,992
79548KXQ6	297,379	—	297,379	277,239	-20,140	277,239	60,979
23332UBW3	78,084	—	78,084	76,934	-1,151	76,934	43,636
576433H33	1,579,401	—	1,579,401	1,448,247	-131,155	1,448,247	1,448,863
12669GWN7	1,037,688	—	1,037,688	957,205	-80,484	957,205	936,853
17309FAE8	161,243	—	161,243	129,536	-31,707	129,536	159,357
36298XAA0	10,097,887	—	10,097,887	8,887,246	-1,210,641	8,887,246	8,841,272
92990GAE3	86,314	—	86,314	85,680	-634	85,680	87,117
US74951PBV94	37,392	—	37,392	16,087	-21,305	16,087	26,602
Totals	$16,909,029	$—	$16,909,029	$15,191,932	$-1,717,097	$15,191,932	$14,639,756

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$—	$4,942	$4,899	$-42	$4,899	$4,344
18974BAN9	143,913	—	143,913	143,911	-2	143,911	141,999
761118FM5	3,338,972	—	3,338,972	3,276,460	-62,512	3,276,460	3,468,889
79548KXQ6	335,309	—	335,309	321,864	-13,445	321,864	218,663
55274SAM3	114,173	—	114,173	79,608	-34,565	79,608	119,029
57643QAE5	3,042,722	—	3,042,722	2,360,287	-682,436	2,360,287	3,180,695
Totals	$6,980,030	$—	$6,980,030	$6,187,029	$-793,001	$6,187,029	$7,133,620

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$—	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	—	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	—	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	—	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	—	1,569	—	(1,569)	—	1
32051GCF0	22,786	—	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	—	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	—	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	—	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	—	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	—	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$—	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$—	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	—	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	—	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	—	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	—	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	—	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	—	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$—	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$—	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	—	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	—	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	—	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	—	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	—	117,607	—	(117,607)	—	126,945
Totals	$4,320,826	$—	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$—	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	—	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	—	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$—	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$—	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	—	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	—	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$—	$645,690	$488,181	$(157,509)	$488,181	$448,494

96

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$—	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	—	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	—	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	—	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	—	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	—	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	—	318	—	(318)	—	2
Totals	$3,949,513	$—	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$—	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	—	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	—	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	—	3,497,947	—	(3,497,947)	—	1,925,413
55274SAM3	167,196	—	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	—	1,131	229	(902)	229	556
88157QAL2	686,945	—	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	—	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$—	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$—	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	—	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	—	16,324	2	(16,322)	2	2
88157QAL2	774,182	—	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	—	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	—	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	—	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	—	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$—	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$—	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	—	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	—	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	—	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	—	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	—	6,287	49	(6,239)	49	2
US77277LAF40	22,537,014	—	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	—	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	—	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$—	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936

97

PART C

OTHER INFORMATION

Item 26.               Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.		Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

Exhibit (d)	i.		Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-23126 filed April 27, 1998

	ii.		Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-82060 filed February 4, 2005

	iii.		Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	iv.		Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

	v.		Form of Waiver of Monthly Charges Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 033-23126 filed December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 033-23126 filed April 27, 1998

Exhibit (f)	i.		Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.		By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.		Employers Reassurance Corporation

		a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, July 1, 2001, February 29, 2004, April 10, 2006 and September 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

• Amendments effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2012

• Amendment effective March 12, 2013 — Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

ii.	Munich American Reassurance

	a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999 and January 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

• Amendments dated October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 033-82060 filed April 25, 2012

• Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

• Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments dated January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

• Amendments effective January 1, 1999 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

• Amendment effective January 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendments effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 29, 2014

• Amendments effective October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

	iii.	RGA Reinsurance Company /Allianz Life Insurance Company of North America

		a.	Automatic and Facultative YRT Agreement (MML Bay State Life Insurance Company and Massachusetts Mutual Life Insurance Company) dated January 1, 1999 and amendments dated January 1, 1999, January 1, 1999, January 1, 1999, January 1, 1999 and October 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement File No. 033-19605 filed April 25, 2012

• Amendments dated January 1, 2002, September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

• Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 25, 2011

• Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

• Amendments dated January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 File No. 333-49457 filed April 25, 2012

• Amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

• Amendment effective January 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement File No. 033-19605 filed April 29, 2014

• Amendment effective May 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-82060 filed April 28, 2014

• Amendment effective August 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

• Amendments effective August 28, 2014 and August 28, 2014 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 033-82060 filed April 29, 2015

• Amendments effective October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	AIM Funds (Invesco Funds)

1. Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, AIM Distributors, Inc., and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of July 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

2. Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

• Form of Amendment No. 1 to Financial Support Agreement*

3. Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

b.	MML Funds

• Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Eighth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

c.	MML II Funds

• Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Tenth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

d.	T. Rowe Price Funds

• Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333- 22557 filed April 25, 2012

• Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective March 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

• Amendment effective September 1, 2016 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

a. AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Form of Amendment No. 1 *

b. MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

c. MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

d. T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 033-23126 filed April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents:

• Separate Account Financial Statements *
• Company Financial Statements *

	ii.	Powers of Attorney for:

• Roger W. Crandall
• Karen H. Bechtel
• Mark T. Bertolini
• Kathleen A. Corbet
• James H. DeGraffenreidt, Jr.
• Isabel D. Goren
• Shelley B Leibowitz
• Jeffrey H. Leiden
• Sean Newth
• Laura J. Sen
• William T. Spitz
• H. Todd Stitzer
• Elizabeth A. Ward

— Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 27, 2020, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

*    filed herewith

Item 27.               Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101	49 Cross Ridge Road	100 South Point Drive, Apt 3604
Springfield, MA 01111	New Canaan, CT 06840	Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
2472 Broadway #216	1340 Smith Avenue	8030 Acoma Lane
New York, NY 10025	Suite 200	Dallas, TX 75252
Baltimore, MD 21209
Jeffrey M. Leiden, Director		William T. Spitz, Director
3 Commonwealth	Laura J. Sen, Director	16 Wynstone
Avenue #2	95 Pembroke Street, Unit 1	Nashville, TN 37215
Boston, MA 02116	Boston, MA 02118

H. Todd Stitzer, Lead Director	Shelley B. Leibowitz, Director
1312 Casey Key Road	546 Haviland Road
Nokomis, FL 34275	Stamford, CT 06903

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer	M. Timothy Corbett, Chief Investment Officer
(principal executive officer)	1295 State Street
1295 State Street B101	Springfield, MA 01111
Springfield, MA 01111

Todd G. Picken, Treasurer	Pia Flanagan, Chief of Staff to the CEO
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Strategic Communications 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary	Gareth F. Ross, Head of Digital and Customer Experience
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S.	Geoffrey Craddock, Chief Risk Officer
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Sean Newth, Corporate Controller	Akintokunbo Akinbajo, Corporate Secretary
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 28.           Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 24 in Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 28, 2020.

Item 29.           Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.           Principal Underwriters

(a)                   MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives.

MMLIS, either jointly with certain other affiliates or individually, acts as principal underwriter for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)                   MML Investors Services, LLC is the principal underwriter for this policy. The following people are officers and directors of MML Investors Services, LLC:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd., Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd., Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd., Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd., Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Nick DeLuca	Regional Vice President	11001 North Black Canyon Highway Phoenix, AZ 85209

David Cove	Regional Vice President	*

Jack Yvon	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*              1295 State Street, Springfield, MA 01111-0001

(c)   Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.            Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.           Management Services

Not Applicable

Item 33.           Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Life Plus (“VLP”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 (Securities Act) and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 38 to Registration Statement No. 033-23126 to be signed on its behalf by the undersigned, duly authorized, in the town of Ellington, and the State of Connecticut on this 27th day of April, 2020.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 38 to Registration Statement No. 033-23126 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 27, 2020
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 27, 2020
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	April 27, 2020
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 27, 2020
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 27, 2020
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 27, 2020
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 27, 2020
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 27, 2020
Isabella D. Goren

SHELLEY B. LEIBOWITZ *	Director	April 27, 2020
Shelley B. Leibowitz

JEFFREY M. LEIDEN *	Director	April 27, 2020
Jeffrey M. Leiden

LAURA J. SEN *	Director	April 27, 2020
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 27, 2020
William T. Spitz

H. TODD STITZER *	Director	April 27, 2020
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 26.	Exhibit h	i.	a.	2.	Form of AIM Amendment No. 1 to Financial Support Agreement

Item 26.	Exhibit h	ii.	a.	Form of AIM No. 1 Amendment to Shareholder Information Agreement

Item 26.	Exhibit n	i.	Auditor Consents
				•	Separate Account Financial Statements
				•	Company Financial Statements